ORBITEX (registered trademark)
GROUP OF FUNDS



Distributed by Orbitex Funds Distributor, Inc.


ANNUAL REPORT
APRIL 30, 2001


o Orbitex Info-Tech & Communications Fund
o Orbitex Health & Biotechnology Fund
o Orbitex Energy & Basic Materials Fund
o Orbitex Financial Services Fund
o Orbitex Focus 30 Fund
o Orbitex Growth Fund
o Orbitex Amerigo Fund
o Orbitex Clermont Fund




ORBITEX (registered trademark)
GROUP OF FUNDS

Letter from the Management of the Orbitex Group of Funds                      1
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to provide you with the Annual Report for the Orbitex Group of Funds covering the year ended April 30, 2001.

Dear Shareholder,

While the market volatility we experienced over the last three years was significant, we are now looking ahead with a feeling of cautious optimism. Many investors who enjoyed inordinate gains through the late 1990's came to realize that valuations had become excessive and that they would have to eventually reset their expectations.

When the economy showed signs of slowing, investors realized that price/earning ratios were too high and stocks quickly corrected themselves - almost faster than they had accelerated.

The Federal Reserve, which spent part of 1999 and all of 2000 raising short-term borrowing rates, had the effect of decreasing liquidity in the capital markets thereby compromising the continuing rate of Information Technology spending. By the first quarter of 2001, the Fed started to undo the effect of the higher rates by aggressively lowering short-term borrowing rates - with five interest rate cuts in quick succession. History has shown that 12 months after such an action by the Fed, stock prices are almost always higher, as renewed confidence in variables such as Information Technology spending increase.

We are now seeing a market with more realistic expectations which has resulted in more attractive valuations, as we enter into what we believe will be a period of more normalized returns. The companies with solid fundamentals, the good business models and the positive earnings projections are the companies we will be investing in.

We believe that with the reasonable valuations that exist today, combined with the prospects for an improving economy, investors in Orbitex funds stand to benefit in the years to follow.

Sincerely,



/s/ Richard Stierwalt                     /s/ Neil Feinberg
--------------------------------------    ------------------------------------
CO-CHAIRMAN                               NEIL FEINBERG
ORBITEX MANAGEMENT, INC.                  PRESIDENT
                                          ORBITEX MANAGEMENT, INC.

Performance Highlights
--------------------------------------------------------------------------------
ANNUALIZED TOTAL RETURNS as of April 30, 2001


                                                                        SINCE      INCEPTION
                                      1 YEAR     5 YEAR    10 YEAR    INCEPTION       DATE
----------------------------------------------------------------------------------------------
                  Class A Shares      -60.33%     N/A        N/A       16.00%*     10/22/97
    ORBITEX       (incl. max. 5.75%
  INFO-TECH       sales charge)
      &
COMMUNICATIONS    Class B Shares      -60.27%     N/A        N/A       13.40%*     9/16/98
     FUND
                  Class C Shares      -58.52%     N/A        N/A      -45.92%      1/14/00
----------------------------------------------------------------------------------------------
                  Class A Shares      -7.81%      N/A        N/A       29.80%*     7/15/99
   ORBITEX        (incl. max. 5.75%
    HEALTH        sales charge)
      &
BIOTECHNOLOGY     Class B Shares      -7.86%      N/A        N/A       31.48%*     7/15/99
     FUND
                  Class C Shares      -4.04%      N/A        N/A        1.37%*     1/18/00
----------------------------------------------------------------------------------------------

    ORBITEX       Class A Shares      12.00%      N/A        N/A       10.95%*    10/23/97
     ENERGY       (incl. max. 5.75%
       &          sales charge)
BASIC MATERIALS
      FUND        Class B Shares      13.15%      N/A        N/A       25.90%*     9/21/98

----------------------------------------------------------------------------------------------
                  Class A Shares       N/A        N/A        N/A        3.40%      8/1/00
   ORBITEX        (incl. max. 5.75%
  FINANCIAL       sales charge)
   SERVICES
    FUND          Class B Shares       N/A        N/A        N/A        4.31%      8/1/00

                  Class C Shares       N/A        N/A        N/A        8.41%      8/1/00
----------------------------------------------------------------------------------------------
                  Class A Shares     -15.51%      N/A        N/A      -10.07%*    7/12/99
                  (incl. max. 5.75%
   ORBITEX        sales charge)
   FOCUS 30
   FUND(1)        Class B Shares     -14.52%      N/A        N/A       -9.59%*    7/12/99

                  Class D Shares     -10.18%      12.36%*    13.44%    10.47%*     3/4/91
----------------------------------------------------------------------------------------------


*  Cumulative Returns
(+) Since Inception Date

ANNUALIZED TOTAL RETURNS as of April 30, 2001

                                                                        SINCE      INCEPTION
                                      1 YEAR     5 YEAR    10 YEAR    INCEPTION       DATE
----------------------------------------------------------------------------------------------
                  Class A Shares      -26.63%     N/A        N/A       15.42%*      10/22/97
                  (incl. max. 5.75%
  ORBITEX         sales charge)
  GROWTH
   FUND           Class B Shares      -26.42%     N/A        N/A       18.54%*       9/16/98

                  Class C Shares      -23.56%     N/A        N/A      -53.85%*       3/15/00
----------------------------------------------------------------------------------------------

  ORBITEX         Class C Shares        N/A       N/A        N/A      -19.76%        7/13/00
  AMERIGO
    FUND          Class N Shares      -16.71%     N/A        N/A        8.93%*       7/14/97

----------------------------------------------------------------------------------------------

  ORBITEX         Class C Shares        N/A       N/A        N/A       -4.12%        1/10/01
 CLERMONT
   FUND           Class N Shares      -5.87%      N/A        N/A        5.15%*       7/14/97
----------------------------------------------------------------------------------------------

* Cumulative Returns            + Since Inception Date

The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

Results represent past performance and do not indicate future returns.
The value of an investment in the Funds and the return on investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost. Total return is calculated assuming reinvestment of all dividends. Total returns would have been lower had the Adviser (Orbitex Management, Inc.), the Distributor (Funds Distributor, Inc.), the Administrator, and Custodian (State Street Bank and Trust Company) not waived or reimbursed a portion of their fees. The performance of each class may vary based on differences in loads or fees paid by the shareholders investing in each class.

Class A Shares are subject to the current maximum 5.75% initial sales charge.

Class B Shares are subject to no initial sales charge, but subject to a contingent deferred sales charge ("CDSC") declining from 5% to 0% over six years. These shares have higher fees and expenses than Class A Shares.

Class C Shares are subject to no initial sales charge, but are subject to a CDSC of 1% on shares redeemed within 18 months of purchase. These shares have higher fees and expenses than Class A Shares.

Class D Shares and Class N Shares are subject to neither an initial sales charge nor a CDSC.

(1) Before the close of business on July 9, 1999, the Fund operated as a separate fund called the ASM Index 30 Fund ("ASM Fund"). On July 12, 1999, the Fund was reorganized as a new Fund of the Orbitex Group of Funds and existing shareholders of the ASM Fund received Class D Shares in exchange for their ASM Fund Shares. Upon the effectiveness of the organization, the investment policy of the Fund changed from the "passive" investment in an equal number of shares of each of the companies in the Dow Jones Industrial Average to the "active" investment in some or all of those companies based on the Adviser's assessment of the prospects for those companies. Additionally, the ASM Fund was subject to a different level of fees than are applied to the Fund.

    Past performance does not necessarily indicate how the Fund will perform in the future. Furthermore, because of the change in investment policy and different fee level, the performance shown above prior to July 12, 1999, which reflects the Fund's previous "passive" investment policy, should not be considered indicative of the performance of the Fund as an actively managed Fund.

Performance Highlights
--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT

These charts illustrate a comparison of a hypothetical investment of $10,000 in each fund in the Orbitex Group of Funds, (assuming reinvestment of all dividends and distributions and a one-time sales charge) versus the Fund's benchmark index.

                         INFO-TECH & COMMUNICATIONS FUND

                      $ 8,671.00   $ 9,914.76   $10,462.90
                       12,327.90    10,486.20    12,038.70
                       12,239.90    11,952.70    12,939.30
                       19,408.30    15,650.50    14,569.80
                       24,536.20    23,994.20    15,645.60
                       40,086.10    28,097.20    16,096.40
                       36,078.80    20,931.30    14,982.20
                       16,870.80    17,207.00    14,301.90

The Lipper Science & Technology Funds Index is an equal-weighted performance index, adjusted for capital-gain distributions and income dividends, of the largest qualifying funds having this investment objective, and is compiled by Lipper, Inc. The S&P 500(registered trademark) Index is an unmanaged index. Index returns assume reinvestment of dividends; unlike the Fund's returns, however, they do not reflect any fees or expenses.

Info-Tech & Communications Fund (Class A) (incl. 5.75% sales charge)

Lipper Science & Technology Funds Index

S&P 500(registered trademark) Index (As of 10/22/97)

* Inception date 10/22/97.

                          HEALTH & BIOTECHNOLOGY FUND

                     $ 9,038.64   $ 9,531.92   $ 9,950.53
                       9,613.57    10,274.20     9,950.53
                       9,198.86     9,531.92     9,677.74
                       9,651.27     9,983.46    10,290.20
                      11,187.60    10,404.10    10,501.60
                      12,950.00    10,937.40    11,117.80
                      16,116.90    11,718.40    10,559.10
                      26,757.80    13,343.00    10,359.30
                      17,172.50    11,969.00    11,372.70
                      16,314.80    11,846.70    11,030.50
                      15,334.60    12,061.50    10,804.20
                      22,262.00    14,121.80    11,070.60
                      20,395.80    13,685.30    10,897.50
                      26,305.40    14,912.30    11,574.40
                      26,493.90    15,566.00    10,963.30
                      23,817.20    15,372.90    10,917.00
                      19,258.90    14,901.10    10,056.30
                      20,233.80    15,714.30    10,105.50
                      18,438.70    14,415.70    10,464.00
                      16,885.30    14,270.00     9,509.91
                      14,010.00    12,647.10     8,907.46
                      15,959.00    13,628.70     9,599.66

The Lipper Health & Biotechnology Funds Index is an equal-weighted performance index, adjusted for capital-gain distributions and income dividends, of the largest qualifying funds having this investment objective, and is compiled by Lipper, Inc.


Health & Biotechnology Fund (Class A) (incl. 5.75% sales charge)

Lipper Health & Biotechnology Funds Index

S&P 500(registered trademark) Index

* Inception date 7/15/99.

Past performance is not indicative of future results. You cannot invest directly in an index.

"S&P 500 Index" is a registered trademark of McGraw-Hill Co., Inc.

                          ENERGY & BASIC MATERIALS FUND

                      $ 9,550.67   $ 9,618.87   $10,462.90
                       10,437.20     7,482.33    12,038.70
                        7,988.83     9,072.68    12,939.30
                        9,721.49     9,138.66    14,569.80
                        9,617.24    11,876.70    15,645.60
                       12,132.30    10,906.90    16,096.40
                       10,327.50    10,906.90    14,982.20
                       14,417.20    13,237.80    14,301.90


The Lipper Natural Resources Funds Index is an equal-weighted performance index, adjusted for capital-gain distributions and income dividends, of the largest qualifying funds having this investment objective, and is compiled by Lipper, Inc.

Energy & Basic Materials Fund (Class A) (incl. 5.75% sales charge)

Lipper Natural Resources Funds Index

S&P 500(registered trademark) Index

* Inception date 10/23/97.



                            FINANCIAL SERVICES FUND

                     $ 9,934.02    $10,380.30    $9,472.07
                      10,405.30     10,322.10     9,472.07
                      10,791.70     10,380.30     9,432.02
                      10,273.70      9,946.46     8,688.41
                      11,031.20     10,943.10     8,730.93
                      10,785.00     10,826.50     9,040.69
                      10,538.80     10,325.00     8,216.35
                       9,961.24      9,974.62     7,695.84
                      10,340.00     10,292.50     8,293.89


The Lipper Financial Services Funds Index is an equal-weighted performance index, adjusted for capital-gain distributions and income dividends, of the largest qualifying funds having this investment objective, and is compiled by Lipper, Inc.

Financial Services Fund (Class A) (incl. 5.75% sales charge)

Lipper Financial Services Funds Index

S&P 500(registered trademark) Index

* Inception date 8/1/00.

Past performance is not indicative of future results. You cannot invest directly in an index.

"S&P 500 Index" is a registered trademark of McGraw-Hill Co., Inc.

Performance Highlights
--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT

These charts illustrate a comparison of a hypothetical investment of $10,000 in each of the Orbitex Group of Funds, (assuming reinvestment of all dividends and distributions and a one-time sales charge) versus the Fund's benchmark index.

                                 FOCUS 30 FUND

                     $10,000.00    $10,019.30   $10,023.70
                       7,790.00     10,437.90    10,023.70
                       8,790.00     10,296.30    10,222.70
                       9,733.42     11,569.00    11,486.20
                       9,385.15     12,210.50    12,111.20
                       9,986.82     13,133.30    12,819.90
                      10,763.30     13,749.20    13,334.20
                      10,692.10     13,931.00    13,366.00
                      11,210.00     14,412.30    13,473.80
                      12,272.30     16,224.60    16,064.30
                      13,261.30     18,445.80    18,456.40
                      15,359.90     20,389.50    20,633.10
                      16,577.00     23,084.40    23,598.80
                      19,331.00     25,531.30    26,701.50
                      20,754.40     28,825.90    30,327.70
                      25,406.10     32,273.20    34,895.00
                      24,309.80     33,191.90    37,505.70
                      30,370.40     36,725.40    42,231.60
                      30,164.50     37,049.00    45,350.00
                      30,618.20     37,848.20    46,656.80
                      28,514.30     37,429.40    43,427.00
                      27,500.30     37,950.80    41,455.10

The Lipper Large Cap Value Funds Index is an equal-weighted performance index, adjusted for capital-gain distributions and income dividends, of the largest qualifying funds having this investment objective, and is compiled by Lipper, Inc.


Focus 30 Fund (Class D)

Lipper Large Cap Value Funds Index (As of 3/7/91)

Dow Jones(registered trademark) Ind Dly Reinv

* Inception date 3/4/91.

"Dow Jones Industrial Average" is the property of Dow Jones & Company. The Orbitex Focus 30 Fund is neither affiliated with, nor endorsed by, Dow Jones & Company.

                                  GROWTH FUND

                     $ 9,381.02    $10,148.80   $10,462.90
                      11,266.00     11,269.20    12,038.70
                      10,468.00     11,408.60    12,939.30
                      12,287.90     13,529.40    14,569.80
                      15,152.40     16,104.40    15,645.60
                      21,294.10     18,110.90    16,096.40
                      20,611.40     15,809.80    14,982.20
                      16,576.50     14,223.70    14,301.90


The Lipper Multi-Cap Growth Funds Index is an equal-weighted performance index, adjusted for capital-gain distributions and income dividends, of the largest qualifying funds having this investment objective, and is compiled by Lipper, Inc.

Growth Fund (Class A) (incl. 5.75% sales charge)

Lipper Multi-Cap Growth Funds Index

S&P 500(registered trademark) Index

* Inception date 10/22/97.

Past performance is not indicative of future results. You cannot invest directly in an index.

"S&P 500 Index" is a registered trademark of McGraw-Hill Co., Inc.

                                  AMERIGO FUND

                      $10,000.00   $ 9,726.31    $ 9,439.69
                       10,060.00     9,946.73     10,069.60
                       11,410.90    11,138.80     11,586.00
                       10,327.00    11,276.60     12,452.80
                       12,926.30    13,372.80     14,022.00
                       14,000.20    15,918.10     15,057.40
                       16,607.90    17,901.30     15,491.30
                       16,049.50    15,626.80     14,418.90
                       13,833.40    14,059.10     13,764.20


The Morningstar Multi-Asset Global Average is an index that consists of mutual funds that seek total return by investing in varying combinations of equities, fixed-income securities, and other asset classes. These may invest a significant portion of their assets in securities of foreign issuers.

Amerigo Fund (Class N)

Morningstar Multi-Asset Global Funds Average

S&P 500(registered trademark) Index

* Inception date 7/14/97.


                                 CLERMONT FUND

                     $10,000.00   $ 9,726.31    $ 9,439.69
                       9,970.00     9,946.73     10,069.60
                      10,983.50    11,138.80     11,586.00
                      10,139.50    11,276.60     12,452.80
                      11,566.40    13,372.80     14,022.00
                      11,908.80    15,918.10     15,057.40
                      12,853.00    17,901.30     15,491.30
                      13,106.50    15,626.80     14,418.90
                      12,098.40    14,059.10     13,764.20


The Morningstar Multi-Asset Global Average is an index that consists of mutual funds that seek total return by investing in varying combinations of equities, fixed-income securities, and other asset classes. These may invest a significant portion of their assets in securities of foreign issuers.

Clermont Fund (Class N)

Morningstar Multi-Asset Global Funds Average

S&P 500(registered trademark) Index

* Inception date 7/14/97.

Past performance is not indicative of future results. You cannot invest directly in an index.

"S&P 500 Index" is a registered trademark of McGraw-Hill Co., Inc.

Letter from Fund Management              ORBITEX INFO-TECH & COMMUNICATIONS FUND
--------------------------------------------------------------------------------

Dear Shareholder:

"Technology, by definition, is all about evolution and change. If you are a technology investor who focuses on traditional hardware, software and semiconductor stocks, you are destined for disappointment. But, if you look at network-based technology companies, emerging communications service providers and wireless communications companies while maintaining a long-term view, things could get interesting in the months ahead."

TOP 10 PORTFOLIO HOLDINGS*

Juniper Networks, Inc.                          2.43%
-------------------------------------------------------
EMC Corp.-Mass.                                 2.36%
-------------------------------------------------------
Check Point Software Technologies Ltd.          2.10%
-------------------------------------------------------
Micron Technology, Inc.                         1.88%
-------------------------------------------------------
Computer Sciences Corp.                         1.88%
-------------------------------------------------------
Electronic Data Systems                         1.82%
-------------------------------------------------------
Qwest Communications International, Inc.        1.77%
-------------------------------------------------------
AT&T Corp.                                      1.76%
-------------------------------------------------------
Verizon Communications, Inc.                    1.73%
-------------------------------------------------------
Microsoft Corp.                                 1.70%
-------------------------------------------------------


INVESTMENT ENVIRONMENT

After a sustained period of soaring highs and excessive valuations, technology stocks plummeted. That set the stage for a series of necessary corrections. Once technology stock valuations had been downgraded sufficiently, investor expectations needed to be reset; and that has set the stage for renewed technology stock appreciation.

Technology, by definition, is all about evolution and change. Beyond changing and evolving technologies and technology companies, even the rules of technology are subject to change. One example of this is a significant paradigm shift that has taken place with the emergence of a newly evolved investment category called Technology & Communications. Network-based solutions and wireless technology are two areas in particular within this new category that we believe should give investors cause for optimism. In other words, to understand how Orbitex Info-Tech & Communications Fund needs to be positioned moving forward, today's technology investor needs to think like a futurist but invest like a realist.

PORTFOLIO POSITIONING

The Technology sector has already proven itself to offer potentially outstanding returns, in an industry that is still relatively young. The Internet, for example, is still in its early stages of development;


All holdings as of 04/30/01. Portfolio holdings subject to change and should not be considered a recommendation to buy individual securities.

Stated return includes the maximum sales charge of 5.75%.

*Based on total investment value of the Fund as of 04/30/01.

its true potential has yet to be realized. While technology investing has proven to everyone that it is capable of turning ordinary individuals into millionaires overnight, it has also shown us the potential downside risks engendered by short product cycles, aggressive pricing, intense competition, high price/earnings ratios, high price volatility and high personnel turnover. In spite of all this risk potential, the future for Info-Tech & Communications looks quite promising.

To capitalize on some of the most promising areas of the sector, Orbitex Info-Tech & Communications Fund currently holds major positions in Software, (mainly network-based solutions), and in Com-munications Services, (mainly wireless technology). We believe that these two areas in particular have very strong return potential for investors. Consider the rapid growth of Customer Relationship Management, for example, and the network-based software required to meet that challenge. Also consider the accelerated growth of wireless technology and Internet Service Providers (ISPs) in response to people's need to communicate faster, more frequently, and with more immediacy.

INVESTMENT OUTLOOK

In the face of tumultuous market conditions, we continue to see innovation in Technology. There are always new companies and new products coming to market, and exciting, sometimes mind-boggling areas of new technology emerging. For the technology investor, above-average returns are certainly attainable. Orbitex Info-Tech & Communications Fund is positioned to continue to outperform the rest of the market by identifying the most promising areas and investing in companies determined to have solid growth potential.


Sincerely,

Glen H. Frey
PORTFOLIO MANAGER


PORTFOLIO COMPOSITION+

INTERNET                         0.24%
MULTIMEDIA                       1.03%
DATA PROCESSING/MANAGEMENT       2.49%
COMPUTER SERVICES                4.60%
ELECTRONICS                      6.58%
TELECOMMUNICATIONS EQUIPMENT     6.89%
COMPUTER NETWORKS               10.14%
SEMICONDUCTOR                   12.64%
OTHER                            1.21%
SOFTWARE                        22.05%
COMMUNICATIONS SERVICES         17.95%
COMPUTER EQUIPMENT              14.18%


+ Based on total net assets of the Fund as of 04/30/01.

Funds whose investments are concentrated in a specific industry or sector are subject to a higher degree of risk than funds whose investments are diversified, and may not be suitable for all investors.

Letter from Fund Management                  ORBITEX HEALTH & BIOTECHNOLOGY FUND
--------------------------------------------------------------------------------

Dear Shareholder:

"Despite a slowing economy, biotech firms continue to deliver positive and accelerating earnings. Biotech companies are, in fact, flush with cash. Research and development projects are accelerating; and the recent earnings-related rally demonstrates the urgency of positioning long-term investment dollars in this promising sector."

TOP 10 PORTFOLIO HOLDINGS*

Laboratory Corp. of America Holdings    4.47%
-----------------------------------------------
Bergen Brunswig Corp. Cl. A             4.34%
-----------------------------------------------
American Home Products Corp.            4.22%
-----------------------------------------------
Schering Plough Corp.                   4.21%
-----------------------------------------------
Pfizer Inc.                             4.06%
-----------------------------------------------
Novartis AG, ADR                        3.76%
-----------------------------------------------
ICOS Corp.                              3.62%
-----------------------------------------------
Medtronic, Inc.                         3.60%
-----------------------------------------------
Guidant Corp.                           3.39%
-----------------------------------------------
ImClone Systems Inc.                    3.19%
-----------------------------------------------

INVESTMENT ENVIRONMENT

During the past six months, the Healthcare sector, particularly biotechnology stocks have been affected by the general bearishness that has pervaded the market. Although fundamentals have not changed for this group, in fact, they have actually improved, healthcare stocks have traded down as investor nervousness has increased.

The current economic uncertainty has clouded the outlook for many companies. This is not the case, however, for healthcare companies that are relatively insulated from economic swings-because people will always need healthcare services no matter what the economic climate. The fallout of negative sentiment from more economically sensitive sectors has negatively impacted healthcare stocks nonetheless. We believe that this situation presents an extremely attractive opportunity for investors. Healthcare stocks have experienced a sell-off with no significant change in their fundamentals. Consequently, we view the healthcare sector as a compelling area for investors.

PORTFOLIO POSITIONING

Due to the down draft of the market, valuations have become significantly more compelling. We believe that healthcare represents a very attractive fundamental investment story since:

All holdings as of 04/30/01. Portfolio holdings subject to change and should not be considered a recommendation to buy individual securities.

Stated return includes the maximum sales charge of 5.75%.

*Based on total investment value of the Fund as of 04/30/01.

o Technological innovations have increased the productivity of medical research

o Healthcare expenditures in the U.S. continue to grow approximately 8% to 10% per year

o The "graying" of America continues to drive the demand for healthcare products and services

o Biotechnology and Genomics are accelerating the process of unlocking the links between genes and diseases

With all of this in mind, our emphasis for the Fund continues to be the fastest growing areas of healthcare, such as biotechnology and medical instrumentation. We have attempted to limit our exposure to regulated areas such as pharmaceutical stocks, and completely avoided exposure to HMOs, nursing homes, or hospital organizations.

INVESTMENT OUTLOOK

The technological innovation that has revolutionized areas such as consumer electronics and telecommunications has also had a major influence on healthcare research efforts. In fact, the biotechnology industry may launch a greater number of new drugs over the next three years than it has during its entire 20-year history. Accordingly, we have dedicated a large portion of the Fund's assets to biotechnology. In addition, we like the areas of healthcare that are technology-oriented and have limited exposure to regulation. Among these areas are medical devices, vendors to large pharmaceutical companies, and other rapidly growing areas of healthcare. We are quite bullish on these areas of healthcare, over the next six months in particular, and believe that the healthcare sector will continue to be one of the best performing areas of the market over the next 5 to 10 years.

Sincerely,

Timothy F. Bepler, CFA
PORTFOLIO MANAGER

PORTFOLIO COMPOSITION+

GENOMICS                  6.09%
HEALTH CARE SERVICES      8.88%
MEDICAL INSTRUMENTS      14.91%
PHARMACEUTICALS          16.36%
OTHER                    18.34%
BIOTECHNOLOGY            35.42%


+ Based on total net assets of the Fund as of 04/30/01.

Funds whose investments are concentrated in a specific industry or sector are subject to a higher degree of risk than funds whose investments are diversified, and may not be suitable for all investors.

Letter from Fund Management                ORBITEX ENERGY & BASIC MATERIALS FUND
--------------------------------------------------------------------------------

Dear Shareholder:

"The Energy & Basic Materials Fund has done quite well as the U.S. attempts to solve its ongoing energy problems. We believe that there are still stocks in this sector that are historically inexpensive as well as new emerging energy solutions areas, both of which present great compelling value for investors."

Top 10 Portfolio Holdings*

Fuelcell Energy, Inc.                   5.06%
-----------------------------------------------
Precision Drilling Corp.                4.89%
-----------------------------------------------
Capstone Turbine Corp.                  4.52%
-----------------------------------------------
Key Energy Services Inc.                4.35%
-----------------------------------------------
Astropower, Inc.                        4.30%
-----------------------------------------------
Inco Ltd.                               3.99%
-----------------------------------------------
Nabors Industries, Inc.                 3.94%
-----------------------------------------------
Bethlehem Steel Corp.                   3.77%
-----------------------------------------------
Shaw Industries Ltd. Class A            3.62%
-----------------------------------------------
Maverick Tube Corp.                     3.40%
-----------------------------------------------


INVESTMENT ENVIRONMENT

Energy demands continue to exceed available resources. Our existing energy infrastructure is obviously in need of expansion. There are exciting New Energy solutions on the horizon. These issues continue to offer above-average opportunities for Energy investors. Furthermore, we believe that what can be called an "energy correction cycle" still has several more years to run. That makes the sector a good place to look for opportunities, and this a good time to continue to be invested in the Fund.

PORTFOLIO POSITIONING

The big picture shows a country in crisis, searching for immediate, traditional, short-term-solutions. Natural gas, for example, which hadn't gone above $3 per mcf (million cubic feet) for the last 30 years, more than tripled to nearly $10 per mcf by the end of 2000. In order to meet the demand for more natural gas, more oil and gas wells need too be drilled, and more pipelines need to be put in place. These are the traditional fuel and infrastructure issues (Oil Services) that we believe have strong return potential for investors. In fact, Oil Services is where the Fund currently holds its largest position.


All holdings as of 04/30/01. Portfolio holdings subject to change and should not be considered a recommendation to buy individual securities.

Stated return includes the maximum sales charge of 5.75%.

*Based on total investment value of the Fund as of 04/30/01.

In the area of New Energy solutions, the Fund has a position in Astro Power, a company that recently unveiled a highly efficient new technology for solar panels. Micro turbines - sophisticated generators that are up to 40% more efficient than anything else out there - are another promising New Energy solution. We believe the Fund's position in Capstone Turbines, which holds a number of patents on micro turbines, has very good return potential for investors. A third area where we believe that our shareholders can benefit is fuel cells - emission-free generators that are up to four times more efficient than the average combustion engine. Accordingly, the Fund holds positions in Fuel Cell Power and Bower Power.

And finally, there are always special circumstances where we will find a stock with a compelling valuation - keeping in mind that this Fund continues to be very value oriented.

The beta on Orbitex Energy & Basic Materials Fund continues to be roughly half the market - which means that if you own this Fund, you're diversifying yourself away from the market risk.

INVESTMENT OUTLOOK

Energy resourcing and delivery issues - at the global, national and regional levels - can mean outstanding opportunities for investors. Orbitex Energy & Basic Materials Fund offers investors the opportunity to take advantage of the current "energy correction cycle" (which we believe will last for several more years), and also enjoy the return potential of some of the nation's top New Energy solution providers.

Sincerely,

Kenneth W. Hoffman, CFA
PORTFOLIO MANAGER

PORTFOLIO COMPOSITION+

OIL PRODUCTION                       2.31%
NATURAL GAS                          8.11%
ENERGY-ALTERNATE SOURCES            16.75%
BASE METALS                         20.92%
OTHER                                5.90%
OIL SERVICE                         46.01%

+ Based on total net assets of the Fund as of 04/30/01.

Funds whose investments are concentrated in a specific industry or sector are subject to a higher degree of risk than funds whose investments are diversified, and may not be suitable for all investors.

Letter from Fund Management                      ORBITEX FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------

Dear Shareholder:

"We feel the consistently strong earnings outlook for our portfolio companies remains a compelling investment opportunity versus the risk/reward profile for the overall equity markets as we look out over the next year."

TOP 10 PORTFOLIO HOLDINGS*

Bank of New York, Inc.                  3.21%
-----------------------------------------------
Citigroup Inc.                          2.93%
-----------------------------------------------
J.P. Morgan Chase & Co.                 2.87%
-----------------------------------------------
FleetBoston Financial Corp.             2.67%
-----------------------------------------------
Marsh & McClennen Cos., Inc.            2.52%
-----------------------------------------------
Freddie Mac                             2.48%
-----------------------------------------------
Washington Mutual Inc.                  2.32%
-----------------------------------------------
Partnerre Ltd.                          2.23%
-----------------------------------------------
Concord Efs, Inc.                       2.22%
-----------------------------------------------
Wells Fargo & Co.                       2.21%
-----------------------------------------------

INVESTMENT ENVIRONMENT

In the first quarter of 2001, we saw declines in most macroeconomic fundamentals. Despite the Federal Reserve's easing of interest rates, many blue chip companies have still continued to experience slowing demand, prompting industry analysts to predict slow earnings for many sectors through the end of 2001, including Financial Services.

PORTFOLIO POSITIONING

After several years of strong economic growth, the U.S. economy began to slow in 2000 from a combination of higher energy and labor prices and a reduction in consumer and technology spending. This placed a renewed emphasis on:

o    The quality and predictability of earnings

o    The sustainability of cash flows, and

o    The intrinsic value of each company's franchise

We believe this increased scrutiny on fundamental analysis is likely to continue to reward the Fund's companies in 2001.

All holdings as of 04/30/01. Portfolio holdings subject to change and should not be considered a recommendation to buy individual securities.

Stated return includes the maximum sales charge of 5.75%.

* Based on total investment value of the Fund as of 04/30/01.

In short, we are finding that our companies seem to be growing faster than the overall market and are attractively valued from an absolute and relative standpoint. The Fund is benefiting from improving fundamentals and more visible earnings growth among its portfolio companies, while the overall equity market is seeing decelerating earnings growth. Overall, we believe that the Fund's portfolio companies will grow earnings faster than the overall market, and that represents an attractive investment opportunity for our shareholders.

INVESTMENT OUTLOOK

With the tremendous changes in financial deregulation, technological innovation and demographic shifts, we believe that globalization and convergence trends will continue to make Financial Services an exciting area for investors.

Sincerely,

Lanny Thorndike
PORTFOLIO MANAGER
CENTURY CAPITAL MANAGEMENT, INC.


PORTFOLIO COMPOSITION+

APPLICATIONS SOFTWARE                         3.30%
FINANCE CREDIT CARDS                          3.38%
INSURANCE - FINANCE GUARANTEE                 3.97%
INSURANCE BROKERS                             4.44%
MORTGAGE/GSE                                  4.54%
FINANCE - INVESTMENT BANKING                  5.18%
INSURANCE-SPECIALTY                           6.45%
FINANCIAL TECHNOLOGY PROCESSING SERVICES      6.50%
INVESTMENT MANAGEMENT/ADVISORY SERVICES       7.23%
REAL ESTATE INVESTMENT TRUSTS                 2.26%
FINANCE-COMMERCIAL SERVICES                   1.00%
OTHER                                         1.07%
COMMERCIAL BANKS                             21.83%
INSURANCE - MULTI-LINE                       10.15%
DIVERSIFIED FINANCIAL INSTITUTIONS            9.92%
INSURANCE-LIFE/HEALTH                         8.78%

+ Based on total net assets of the Fund as of 04/30/01.

Funds whose investments are concentrated in a specific industry or sector are subject to a higher degree of risk than funds whose investments are diversified, and may not be suitable for all investors.

Letter from Fund Management                                ORBITEX FOCUS 30 FUND
--------------------------------------------------------------------------------

Dear Shareholder:

"Orbitex Focus 30 Fund seeks to achieve long-term capital growth and current income through focused investment in some or all of the 30 companies comprising the Dow Jones Industrial Average. We believe that long-view investors will be rewarded as we move forward into a period of more historic normalized returns."

TOP 10 PORTFOLIO HOLDINGS*

Minnesota Mining & Manufacturing Co.    7.28%
-----------------------------------------------
International Business Machines Corp.   6.67%
-----------------------------------------------
Johnson & Johnson                       5.51%
-----------------------------------------------
Exxon Mobil Corp.                       5.46%
-----------------------------------------------
United Technologies Corp.               4.84%
-----------------------------------------------
Merck & Co., Inc.                       4.40%
-----------------------------------------------
Microsoft Corp.                         4.22%
-----------------------------------------------
Procter & Gamble Co.                    3.74%
-----------------------------------------------
Boeing Co.                              3.73%
-----------------------------------------------
Wal-Mart Stores Inc.                    3.29%
-----------------------------------------------

INVESTMENT ENVIRONMENT

As the market adjusts to both a slowing global and domestic economy and erases the excess returns and irrational exuberance of 12-to-18 months ago, investors have traded high-volatility stocks for more dependable stocks with positive earnings and cash flows. Despite poor visibility on the corporate front, we believe that if deceleration of earnings growth has bottomed at the time of this letter, that could mean that the market may have already bottomed, as well; and this could signal a return to a period of more normalized returns for investors.

While the recent series of interest rate cuts by the Fed may soften the landing, it cannot take away the fact that over the last three years, we have seen



All holdings as of 04/30/01. Portfolio holdings subject to change and should not be considered a recommendation to buy individual securities.

"Dow Jones Industrial Average" is the property of Dow Jones & Company. The Orbitex Focus 30 is neither affiliated with, nor endorsed by, Dow Jones & Company.

*Based on total investment value of the Fund as of 04/30/01.

more upside and downside volatility than we typically see in a decade. Moving forward, we expect the markets to provide returns closer to historic pre-1995 levels. More historic normalized returns and the accuracy of stock picking will be critically important in the months ahead.

PORTFOLIO POSITIONING

Orbitex Focus 30 Fund is currently looking at the Technology sector for the best growth prospects within the Dow companies. We believe that overweighting this sector over the long term still makes sense. Defensive investments, such as pharmaceuticals and consumer services, represent another important area of interest for Orbitex Focus 30 Fund. We also believe that heavily devalued retailers have been oversold and offer compelling value for investors.

INVESTMENT OUTLOOK

As the Fed continues its policy of easing interest rates and we enter a period of slower economic growth and more realistic expectations, Orbitex Focus 30 Fund is well positioned to offer long-term investors the rewards that a more normalized market presents for stock and sector picking.

Sincerely,

Neil Feinberg
PORTFOLIO MANAGER


PORTFOLIO COMPOSITION+

COMMUNICATIONS SERVICES    3.36%
ENERGY                     5.67%
FINANCIAL                  8.72%
BASIC MATERIALS            9.01%
CONSUMER CYCLICALS         9.85%
CONSUMER STAPLES          11.20%
OTHER                      2.37%
CAPITAL GOODS             22.35%
TECHNOLOGY                14.83%
HEALTH CARE               12.64%

+ Based on total net assets of the Fund as of 04/30/01.

Funds whose investments are concentrated in a specific industry or sector are subject to a higher degree of risk than funds whose investments are diversified, and may not be suitable for all investors.

Letter from Fund Management                                  ORBITEX GROWTH FUND
--------------------------------------------------------------------------------

Dear Shareholder:

"We believe that our approach to sector rotation together with our stock picking expertise in the areas of Technology, Healthcare & Biotechnology, Financial Services, Energy and Consumer Services will provide shareholders with a stronger rate of return than the general indices."

TOP 10 PORTFOLIO HOLDINGS*

Westwood One, Inc.                          2.27%
---------------------------------------------------
Asxcelis Technologies Inc.                  2.00%
---------------------------------------------------
Advanced Energy Industries Inc.             1.93%
---------------------------------------------------
Celgene Corp.                               1.90%
---------------------------------------------------
American Home Products Corp.                1.83%
---------------------------------------------------
Qwest Communications International Inc.     1.83%
---------------------------------------------------
Schering Plough Corp.                       1.81%
---------------------------------------------------
Electronic Data Systems Corp.               1.73%
---------------------------------------------------
Brooks Automation, Inc.                     1.73%
---------------------------------------------------
Sepracor, Inc. (a)                          1.69%
---------------------------------------------------

INVESTMENT ENVIRONMENT

We are finishing out the final leg of what we consider to be a three-stage correction. The first stage eliminated the excess valuations from the bubble that we saw in 1999 and early 2000. The second stage justified the slower growth and earnings expectations. If stage three plays out, the final leg will wash out much of the optimism that still exists, and the reduced expectations should allow for meaningful gains in the years to follow.

PORTFOLIO POSITIONING

Orbitex Growth Fund is moving forward with a portfolio management team consisting of seasoned Orbitex sector fund specialists in the fields of:
Technology, Healthcare and Biotechnology, Financial Services and Energy.

All holdings as of 04/30/01. Portfolio holdings subject to change and should not be considered a recommendation to buy individual securities.

Stated return includes the maximum sales charge of 5.75%.

*Based on total investment value of the Fund as of 04/30/01.

Orbitex Growth Fund is well positioned to take advantage of the changes in this dynamic period of growth. With a top-down sector allocation in place, the Fund should benefit from over weighting in those sectors that exhibit the best risk/reward ratios. By leveraging off the expertise of our sector specialists, the Fund will focus on the fastest growing areas of Technology, Healthcare, Financial Services, Energy and Consumer Services. We believe that the added benefits of stock picking expertise within the given sector overlayed by a prudent sector allocation process will provide shareholders with above average returns in the months and years to follow.

INVESTMENT OUTLOOK

While we do not expect to see the extraordinary gains of the late nineties, we do think that there's a greater chance for historic normalized returns as we move forward; and that our sector rotation strategy and stock picking prowess will be more important today, versus most any period in the past decade.

With the Fed aggressively cutting interest rates and the market discounting a recovery 6 to 9 months out, we may have already seen the bottom of this bear market. We will closely watch the rate of change in the deceleration of earnings; and if the second quarter of 2001 is indeed the worst, the market can set up to advance from these historic low levels.


Sincerely,

Neil Feinberg
PORTFOLIO MANAGER

PORTFOLIO COMPOSITION+

BUSINESS SERVICES              1.57%
COMPUTER EQUIPMENT             2.59%
BROADCASTING                   3.41%
ENERGY-ALTERNATE SOURCES       3.89%
ELECTRONICS                    4.07%
TELECOMMUNICATIONS             4.09%
MEDIA                          4.36%
COMPUTER NETWORKS              4.61%
OIL & GAS SERVICES             7.03%
INSURANCE                      8.72%
AUTO PARTS                     1.05%
EDUCATION SERVICES             1.17%
OTHER                          6.68%
SEMICONDUCTOR                 16.67%
HEALTHCARE AND BIOTECHNOLOGY  15.21%
FINANCIAL SERVICES            11.32%

+ Based on total net assets of the Fund as of 04/30/01.

Letter from Fund Management                     ORBITEX AMERIGO & CLERMONT FUNDS
--------------------------------------------------------------------------------

Dear Shareholder:

The Orbitex Amerigo Fund seeks capital appreciation and long-term growth of capital without regard to current income. The Orbitex Clermont Fund seeks growth of capital and a reasonable level of current income.

INVESTMENT ENVIRONMENT

Over the last twelve months, (defined as ending on April 30, 2001), the overall investment environment was exceedingly difficult. The economy underwent a drastic slowdown as GDP growth dropped from a high of 5.6% in the second quarter of 2000 to a low of 1% in the fourth quarter of 2000. This was brought about mainly by the Federal Reserve raising interest rates in order to keep inflation at bay. In retrospect, it appears that the Fed overdid it as the economy has slowed much faster than anyone anticipated.

PORTFOLIO POSITIONING

We continue to keep a noteworthy portion of Orbitex Amerigo portfolio in cash. Another significant movement in Orbitex Amerigo Fund's allocation is a shift from growth equity funds to value equity funds. Throughout the year, we have increased our weighting in several value funds including Master Select Equity, Oakmark Select, and Franklin Mutual Qualified.

Orbitex Clermont Fund also has significant weighting in the money market. In addition, we have allocated a large portion of Orbitex Clermont Fund assets into fixed income securities. Together, the money market and fixed income allocations make up more than 30-percent of the Fund's portfolio. We also allocated new cash into the value equity funds class including Oakmark Select and Third Avenue Value. This overweighting of mid- and small-cap value funds is due in part to the slowing of relative strength of growth equity funds.

INVESTMENT OUTLOOK

Lowered interest rates may provide a huge stimulus to the economy, which in turn should begin showing up in corporate profits and revenue growth. In our view, the groundwork is now being laid for the next 6 to 18 months, when the economy is likely to recover and stocks could again begin outperforming.

Orbitex Amerigo and Clermont Funds will continue to search out the most respected fund managers and seek out the strongest performing asset classes. We expect the extreme market volatility to begin subsiding, which will allow us to more easily identify the major asset class trends and increase our weightings in the funds appropriately.

Sincerely,

Randal D. Skalla
J. Anthony Riggs
PORTFOLIO MANAGERS

ORBITEX AMERIGO FUND
TOP 10 PORTFOLIO HOLDINGS*

S&P DEPOSITORY RECEIPTS                           12.25%
----------------------------------------------------------
OAKMARK SELECT FUND CLASS I                        8.15%
----------------------------------------------------------
MASTERS SELECT EQUITY FUND                         6.96%
----------------------------------------------------------
RYDEX OTC FUND                                     6.12%
----------------------------------------------------------
WARBUG PINCUS CAPITAL APPRECIATION FUND            6.09%
----------------------------------------------------------
ARTISAN MID CAP FUND                               5.91%
----------------------------------------------------------
SSGA GROWTH & INCOME FUND                          4.46%
----------------------------------------------------------
FRANKLIN MUT. SERIES FUND INC.-MUT. QUAL. FUND     4.36%
----------------------------------------------------------
JANUS OVERSEAS FUND                                3.37%
----------------------------------------------------------
TURNER SMALL CAP GROWTH FUND                       3.15%
----------------------------------------------------------

ORBITEX CLERMONT FUND
TOP 10 PORTFOLIO HOLDINGS*

S&P DEPOSITORY RECEIPTS                    13.01%
---------------------------------------------------
STRONG SHORT-TERM HIGH-YIELD BOND FUND      9.56%
---------------------------------------------------
OAKMARK SELECT FUND CLASS I                 9.11%
---------------------------------------------------
TWEEDY BROWNE GLOBAL VALUE FUND             7.66%
---------------------------------------------------
INVESCO BLUE CHIP GROWTH FUND               7.49%
---------------------------------------------------
STRONG CORPORATE BOND FUND                  7.20%
---------------------------------------------------
WEITZ SERIES FUND, INC.-VALUE FUND          5.31%
---------------------------------------------------
INVESCO STRATEGIC UTILITIES FUND            4.53%
---------------------------------------------------
THIRD AVENUE VALUE FUND                     4.61%
---------------------------------------------------
FIDELITY ADVISOR INTERMEDIATE BOND FUND     3.74%
---------------------------------------------------

PORTFOLIO COMPOSITION-AMERIGO FUND**

SMALL CAP VALUE                 3.72%
SMALL CAP GROWTH                5.75%
LARGE CAP VALUE                 7.07%
MID CAP GROWTH                  6.97%
INTERNATIONAL EQUITY            8.79%
MONEY MARKET & OTHER ASSETS     8.77%
BOND                            1.55%
LARGE CAP GROWTH                22.17%
LARGE CAP BLEND                 18.20%
MID CAP VALUE                   17.01%


PORTFOLIO COMPOSITION-CLERMONT FUND**

SMALL CAP GROWTH                 1.78%
SMALL CAP VALUE                  4.58%
LARGE CAP VALUE                  4.51%
LARGE CAP GROWTH                 8.33%
INTERNATIONAL EQUITY            12.03%
MONEY MARKET                    13.03%
OTHER                            0.52%
BOND                            24.92%
LARGE CAP BLEND                 15.96%
MID CAP VALUE                   14.34%

All holdings as of 04/30/01. Portfolio holdings subject to change and should not be considered a recommendation to buy individual mutual funds.

* Based on total investment value of the Fund as of 04/30/01.
** Based on total net assets of the Fund as of 04/30/01.

                            INTENTIONALLY LEFT BLANK

ORBITEX INFO-TECH & COMMUNICATIONS FUND                                       22
--------------------------------------------------------------------------------

Schedule of Investments
April 30, 2001
--------------------------------------------------------------------------------


                                                   Shares     Market Value
--------------------------------------------------------------------------------
COMMON STOCKS-98.62%
COMMUNICATION SERVICES-17.95%
AT&T Corp.                                        126,000     $ 2,807,280
Clear Channel Communications, inc. (a)             35,000       1,953,000
Comcast Corp. (a)+                                 61,000       2,678,510
COX Communications, Inc. Class A (a)               49,000       2,229,990
Nextel Communications, Inc. Class A (a)+           90,000       1,462,500
Qwest Communications International, Inc. (a)       69,000       2,822,100
SBC Communications, Inc.                           30,000       1,237,500
Sprint Corp.                                      120,000       2,565,600
WorldCom, Inc.(a)                                 136,000       2,482,000
Verizon Communications, Inc.                       50,000       2,753,500
                                                              -----------
                                                               22,991,980
                                                              -----------
COMPUTER EQUIPMENT-14.18%
Apple Computer, Inc. (a)                           56,000       1,427,440
Compaq Computer Corp.                             142,000       2,485,000
Cymer, Inc. (a)                                     4,500         147,825
EMC Corp.-Mass. (a)                                95,000       3,762,000
Gateway, Inc. (a)                                  73,000       1,387,000
Hewlett-Packard Co.                                83,350       2,369,640
International Business Machine Corp.                1,000         115,140
Palm, Inc. (a)                                    315,000       2,523,150
Pitney Bowes, Inc.                                 40,000       1,522,800
Sun Microsystems, Inc. (a)                        141,643       2,424,928
                                                              -----------
                                                               18,164,923
                                                              -----------
COMPUTER NETWORKS-9.97%
Brocade Communications Systems, Inc. (a)            2,600          98,774
CIENA Corp. (a)                                    22,000       1,211,320
Cisco Systems, Inc. (a)+                           19,675         334,082
Corvis Corp. (a)+                                 141,700         970,645
Extreme Networks, Inc. (a)                          6,500         213,850
Flextronics International Ltd. (a)                 53,000       1,425,170
JDS Uniphase Corp. (a)                             31,300         669,194
Juniper Networks, Inc. (a)                         65,500       3,866,465
Network Appliance, Inc. (a)                        59,000       1,342,261
Redback Networks, Inc. (a)                         70,000       1,332,800
Tellabs, Inc. (a)                                  37,000       1,299,070
                                                              -----------
                                                               12,763,631
                                                              -----------
COMPUTER SERVICES-4.60%
Computer Sciences Corp. (a)                        84,000       2,992,920
Electronic Data Systems Corp.                      45,000       2,902,500
                                                              -----------
                                                                5,895,420
                                                              -----------
DATA PROCESSING/MANAGEMENT-2.49%
Automatic Data Processing, Inc.                     9,000         488,250
First Data Corp.                                   40,000       2,697,600
                                                              -----------
                                                                3,185,850
                                                              -----------

--------------------------------------------------------------------------------
See Notes to Financial Statements.

ORBITEX INFO-TECH & COMMUNICATIONS FUND                                       23
--------------------------------------------------------------------------------

Schedule of Investments (continued)
April 30, 2001
--------------------------------------------------------------------------------

                                                 Shares      Market Value
--------------------------------------------------------------------------------
ELECTRONICS-6.58%
Applied Micro Circuits Corp. (a)                 50,300      $ 1,308,806
Motorola, Inc.                                   85,000        1,321,750
Sanmina Corp. (a)                                40,000        1,166,000
United Technologies Corp.                        25,000        1,952,000
Vishay Intertechnology, Inc. (a)                  2,500           62,375
Vitesse Semiconductor Corp. (a)                  77,300        2,620,470
                                                             -----------
                                                               8,431,401
                                                             -----------
INTERNET-0.24%
Globix Corp. (a)                                 90,800          305,996
                                                             -----------
MULTIMEDIA-1.03%
AOL Time Warner, Inc (a)                         26,000        1,313,000
                                                             -----------
SEMICONDUCTOR-12.64%
Analog Devices, Inc. (a)                         29,000        1,371,990
Applied Materials, Inc. (a)                      46,350        2,530,710
Intel Corp.                                      44,000        1,360,040
Linear Technology Corp.                          30,000        1,441,200
Micron Technology, Inc. (a)                      66,000        2,995,080
National Semiconductor Corp. (a)                 51,000        1,468,800
Novellus Systems, Inc. (a)                       13,000          716,950
PMC-Sierra, Inc. (a)                             11,000          458,150
Qlogic Corp. (a)                                 30,000        1,286,700
Teradyne Inc. (a)                                33,100        1,307,450
Xilinx, Inc. (a)                                 26,350        1,250,835
                                                             -----------
                                                              16,187,905
                                                             -----------
SOFTWARE-22.05%
Ariba, Inc. (a)                                 150,000        1,159,500
BEA Systems, Inc. (a)                            34,000        1,388,900
BroadVision, Inc. (a)                           410,000        2,619,900
Check Point Software Technologies Ltd. (a)       53,350        3,346,646
Computer Associates International, Inc.          37,000        1,191,030
Compuware Corp. (a)                             140,000        1,439,200
Evolve Software, Inc. (a)+                      121,500          200,475
i2 Technologies, Inc. (a)                        78,672        1,369,679
Mercury Interactive Corp. (a)                     2,000          132,300
Micromuse, Inc. (a)                              37,000        1,831,500
Microsoft Corp. (a)                              40,000        2,710,000
Oracle Corp. (a)                                137,800        2,226,848
Parametric Technology Corp. (a)                 125,000        1,425,000
Peoplesoft Inc. (a)+                             35,800        1,326,032
Rational Software Corp.                          87,000        2,106,270
Siebel Systems, Inc. (a)                         32,000        1,458,560
TIBCO Software, Inc. (a)                         87,500          997,500
Veritas Software Co. (a)                         22,000        1,311,420
                                                             -----------
                                                              28,240,760
                                                             -----------
TELECOMMUNICATIONS EQUIPMENT-6.89%
ADC Telecommunications, Inc. (a)                139,500        1,047,645
Comverse Technology, Inc. (a)                    20,700        1,417,950
--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

ORBITEX INFO-TECH & COMMUNICATIONS FUND                                       24
--------------------------------------------------------------------------------

Schedule of Investments (continued)
April 30, 2001
--------------------------------------------------------------------------------


                                                                             Shares           Market Value
------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT (Continued)
Corning, Inc.                                                                   56,500     $   1,241,305
Lucent Technologies, Inc.                                                      120,000         1,201,200
Nokia Corp.                                                                     43,000         1,470,170
Qualcomm Inc. (a)                                                               21,000         1,204,560
Sonus Networks Inc. (a)                                                         49,000         1,247,540
                                                                                           -------------
                                                                                               8,830,370
------------------------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS-(cost $121,648,179)                                                      126,311,236
------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS-0.17%
NETWORKING PRODUCTS-0.17%
U.S. Wireless Data, Inc. Series C (a)(b)(c)                                     75,000           222,000
U.S. Wireless Data, Inc. Warrants, expiration date 03/17/2007 (a)(b)           125,000                 0
------------------------------------------------------------------------------------------------------------
TOTAL PREFERRED STOCKS-(cost $750,000)                                                           222,000
------------------------------------------------------------------------------------------------------------

                                                                           Principal
                                                                            Amount
                                                                         -------------
SHORT TERM INVESTMENT-25.46%
COMMERCIAL PAPER-25.46%
Citicorp, 4.30% due 05/1/2001 (cost $32,603,894)                           $32,603,894        32,603,894
------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (COST $155,002,073)-124.25%                                                159,137,130
------------------------------------------------------------------------------------------------------------
LIABILITIES LESS OTHER ASSETS-(24.25)%                                                       (31,063,963)
------------------------------------------------------------------------------------------------------------
NET ASSETS-100.00%                                                                         $ 128,073,167
------------------------------------------------------------------------------------------------------------

(a) Denotes non-income producing security
(b) Fair valued under the direction of the Board of Trustees (see note 2)
(c) Restricted security purchased 4/10/00 as a unit at a cost of $750,000 + Securities on loan


--------------------------------------------------------------------------------
See Notes to Financial Statements.

ORBITEX HEALTH & BIOTECHNOLOGY FUND                                           25
--------------------------------------------------------------------------------

Schedule of Investments
April 30, 2001
--------------------------------------------------------------------------------


                                               Shares       Market Value
                                             ==========   ==============
COMMON STOCKS-79.11%
BIOTECHNOLOGY-32.87%
3D Pharmaceuticals Inc.(a)+                   357,825      $  4,419,139
Alkermes, Inc (a)+                            150,975         4,625,874
Applied Molecular Evolution Inc.(a)           177,825         1,511,513
ArQule Inc. (a)+                              279,169         4,324,327
Celgene Corp. (a)                             266,850         4,715,239
Cubist Pharmaceuticals, Inc. (a)              104,000         3,236,480
ICOS Corp. (a)                                134,020         7,720,892
ImClone Systems Inc. (a)+                     168,025         6,798,291
The Immune Response Corp. (a)+                634,750         1,967,725
Medarex, Inc. (a)                             131,177         3,136,442
Orchid Biosciences (a)                        450,450         2,054,052
Protein Design Labs, Inc. (a)                  66,779         4,290,550
Sepracor Inc. (a)+                            221,382         5,835,629
Titan Pharmaceuticals, Inc. (a)               177,065         6,241,541
Variagenics, Inc. (a)                         380,370         1,825,776
Vion Pharmaceuticals Inc. (a)                 132,500           523,375
XOMA Ltd. (a)                                 575,725         6,442,362
                                                           ------------
                                                             69,669,207
                                                           ------------
GENOMICS-6.09%
CYTOGEN Corp. (a)                             780,907         3,123,628
Gemini Genomics PLC, ADR (a)                  290,250         1,088,437
Genome Therapeutics Corp. (a)                 589,750         4,370,047
Rosetta Inpharmatics, Inc. (a)+               465,500         4,324,495
                                                           ------------
                                                             12,906,607
                                                           ------------
HEALTH CARE SERVICES-8.88%
Bergen Brunswig Corp. Class A                 506,500         9,268,950
Laboratory Corp. of America Holdings (a)       67,700         9,545,700
                                                           ------------
                                                             18,814,650
                                                           ------------
MEDICAL INSTRUMENTS-14.91%
Ciphergen Biosystems, Inc. (a)                 73,400           565,180
Coherent, Inc. (a)+                            94,850         3,746,580
Guidant Corp. (a)                             176,550         7,238,550
Medtronic, Inc.                               172,100         7,675,660
Minimed, Inc. (a)                             160,425         6,407,374
Molecular Devices Corp. (a)                   309,450         5,956,912
                                                           ------------
                                                             31,590,256
                                                           ------------
PHARMACEUTICALS-16.36%
American Home Products Corp.                  156,000         9,009,000
Novartis AG, ADR (a)                          205,000         8,025,750
Pfizer Inc.                                   200,000         8,660,000
Schering Plough Corp.                         233,300         8,991,382
                                                           ------------
                                                             34,686,132
                                                           ------------
TOTAL COMMON STOCKS-(cost $205,088,147)                     167,666,852
-------------------------------------------------------    ------------
--------------------------------------------------------------------------------
                       See Notes to Financial Statements.
---                                                                       ---

---                                                                       ---
ORBITEX HEALTH & BIOTECHNOLOGY FUND
--------------------------------------------------------------------------------
                                                                             26
Schedule of Investments (continued)
April 30, 2001
--------------------------------------------------------------------------------


                                                  Shares          Market Value
                                              ==============   ===============
PREFERRED STOCKS-2.55%
BIOTECHNOLOGY-2.55%
Discovery Therapies Series D (b)(c)                 218,182     $  2,400,002
Mitokor (b)(d)                                      401,335        3,010,012
-------------------------------------------         -------     ------------
TOTAL PREFERRED STOCKS-(COST $5,410,014)                           5,410,014
------------------------------------------------------------    ------------
                                                Principal
                                                 Amount
                                              -------------
SHORT TERM INVESTMENT-19.02%
COMMERCIAL PAPER-19.02%
Citicorp, 4.3%, 5/1/01 (cost $40,304,814)     $40,304,814         40,304,814
-------------------------------------------   -------------     ------------
TOTAL INVESTMENTS (COST $250,802,975)-100.68%                    213,381,680
------------------------------------------------------------    ------------
LIABILITIES LESS OTHER ASSETS-(0.68)%                             (1,439,498)
------------------------------------------------------------    ------------
NET ASSETS-100.00%                                              $211,942,182

--------------------------------------------------------------------------------
(a) Denotes non-income producing security

(b) Fair valued under the direction of the Board of Trustees (see Note 2)
(c) Restricted security purchased 02/07/01 as a unit at a cost of $2,400,002
(d) Restricted security purchased 8/22/00 as a unit at a cost of $3,010,012 + Security on loan
ADR-American Depositary Receipt

--------------------------------------------------------------------------------
See Notes to Financial Statements.
---                                                                       ---

---                                                                       ---
ORBITEX ENERGY & BASIC MATERIALS FUND
--------------------------------------------------------------------------------
                                                                             27
Schedule of Investments
April 30, 2001
--------------------------------------------------------------------------------


                                        Shares      Market Value
                                      ==========   =============
COMMON STOCKS-94.10%
BASE METALS-20.92%
Alcoa, Inc.                             10,000      $   414,000
Bethlehem Steel Corp. (a)              145,000          513,300
Inco Ltd. (a)                           30,000          544,200
Ipsco, Inc.                             12,000          176,880
Ispat International NV                 147,500          405,625
Novamerican Steel, Inc. (a)             10,511           54,552
Placer Dome Inc.                        20,000          202,400
Usinor SA                               26,850          350,651
USX-U.S. Steel Group                    20,000          368,200
                                                    -----------
                                                      3,029,808
                                                    -----------
ENERGY-ALTERNATE SOURCES-16.75%
Active Power Inc. (a)                   12,000          268,200
Astropower, Inc. (a)                    14,000          586,320
Ballard Power Systems, Inc. (a)          5,000          266,150
Capstone Turbine Corp. (a)              21,000          615,300
Fuelcell Energy, Inc. (a)               10,000          689,000
                                                    -----------
                                                      2,424,970
                                                    -----------
NATURAL GAS-8.11%
Alberta Energy Co. Ltd.                  4,200          206,556
Burlington Resources Inc.                2,500          118,025
Meridian Resource Corp. (a)             36,500          275,210
Noble Affiliates, Inc.                  10,000          434,700
PetroQuest Energy Inc. (a)              20,000          140,400
                                                    -----------
                                                      1,174,891
                                                    -----------
OIL PRODUCTION-2.31%
Apache Corp.                             3,000          191,880
Gulf Canada Resources Ltd. (a)          25,000          142,500
                                                    -----------
                                                        334,380
                                                    -----------
OIL SERVICE-46.01%
3TEC Energy Corp. (a)                   15,000          262,350
Baker Hughes Inc.                       11,000          432,190
Global Industries Ltd. (a)              25,000          399,500
Global Marine, Inc. (a)                 14,500          416,875
Grant Prideco Inc. (a)                  15,000          300,000
Key Energy Services Inc. (a)            45,000          592,650
Marine Drilling Corp. (a)                4,500          134,865
Maverick Tube Corp. (a)                 19,000          463,600
Nabors Industries, Inc. (a)              9,000          536,580
OSCA, Inc. (a)                          15,000          397,500
Precision Drilling Corp. (a)            15,750          666,068
Pride International, Inc. (a)           12,500          332,875
Santa Fe International Corp.             4,500          171,000
Shaw Industries Ltd. Class A (a)        41,100          492,986
SNC-Lavelin Group Inc.                  20,000          254,474
Superior Energy Services Inc. (a)       25,000          297,500
--------------------------------------------------------------------------------
                       See Notes to Financial Statements.
---                                                                       ---

---                                                                       ---
ORBITEX ENERGY & BASIC MATERIALS FUND
--------------------------------------------------------------------------------
                                                                             28
Schedule of Investments (continued)
April 30, 2001
--------------------------------------------------------------------------------


                                               Shares     Market Value
                                              ========   =============
OIL SERVICE (Continued)
Tidewater Inc.                                 5,000      $   234,350
Veritas DGC Inc. (a)                           8,500          276,250
                                                          -----------
                                                            6,661,613
                                                          -----------
TOTAL COMMON STOCKS-(COST $11,674,501)                     13,625,662
------------------------------------------------------    -----------
TOTAL INVESTMENTS (COST $11,674,501)-94.10%                13,625,662
------------------------------------------------------    -----------
OTHER ASSETS LESS LIABILITIES-5.90%                           854,253
------------------------------------------------------    -----------
NET ASSETS-100.00%                                        $14,479,915

--------------------------------------------------------------------------------
(a) Denotes non-income producing security

--------------------------------------------------------------------------------
See Notes to Financial Statements.
---                                                                       ---

---                                                                       ---
ORBITEX FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------
                                                                             29
Schedule of Investments
April 30, 2001
--------------------------------------------------------------------------------


                                             Shares     Market Value
                                            ========   =============
COMMON STOCKS-98.93%
APPLICATIONS SOFTWARE-3.30%
Checkfree Corp. (a)                           4,625     $  184,260
Intuit Inc. (a)                               5,500        176,220
                                                        ----------
                                                           360,480
                                                        ----------
COMMERCIAL BANKS-21.83%
Bank of New York, Inc.                        6,900        346,380
Banknorth Group Inc.                         10,075        199,384
Barclays PLC, ADR                               700         90,370
Boston Private Financial Holdings, Inc.       3,000         58,800
FleetBoston Financial Corp.                   7,500        287,775
Golden West Financial Corp.                     800         46,960
HSBC Holdings PLC, ADR                        1,600        104,544
Mellon Financial Corp.                        2,900        118,697
NCO Group Inc. (a)                            4,000        108,000
Northern Trust Corp.                          1,000         65,030
PNC Financial Services Group Inc.             1,500         97,605
State Street Corp.                            1,825        189,398
Washington Mutual Inc.                        5,025        250,898
Wells Fargo & Co.                             5,075        238,373
Wilmington Trust Corp.                        3,100        179,180
                                                        ----------
                                                         2,381,394
                                                        ----------
DIVERSIFIED FINANCIAL SERVICES-9.92%
American Express Co.                          1,675         71,087
Citigroup Inc.                                6,433        316,182
Concord Efs, Inc. (a)                         5,150        239,733
J.P. Morgan Chase & Co.                       6,448        309,368
U.S. Bancorp                                  6,875        145,613
                                                        ----------
                                                         1,081,983
                                                        ----------
FINANCE-COMMERCIAL SERVICES-1.00%
Arbitron Inc. (a)                             1,330         27,770
Euronet Services Inc. (a)                     5,000         29,250
Paychex Inc.                                  1,500         51,840
                                                        ----------
                                                           108,860
                                                        ----------
FINANCE-CREDIT CARDS-3.38%
Household International, Inc.                 3,300        211,266
Metris Companies Inc.                         5,250        157,500
                                                        ----------
                                                           368,766
                                                        ----------
FINANCE-INVESTMENT BANKING-5.18%
Edwards (A.G.) Inc.                           2,000         81,340
Goldman Sachs Group, Inc.                     1,450        132,095
Lehman Brothers Holdings Inc.                 2,900        210,975
Merrill Lynch & Co.                           1,100         67,870
Morgan Stanley Dean Witter & Co.              1,000         62,790
Tucker Anthony Sutro                            500         10,390
                                                        ----------
                                                           565,460
                                                        ----------
--------------------------------------------------------------------------------
                       See Notes to Financial Statements.
---                                                                       ---

---                                                                       ---
ORBITEX FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------
                                                                             30
Schedule of Investments (continued)
April 30, 2001
--------------------------------------------------------------------------------


                                                   Shares     Market Value
                                                  ========   =============
FINANCIAL TECHNOLOGY PROCESSING SERVICES-6.50%
Automatic Data Processing, Inc.                    1,000      $   54,250
BISYS Group Inc. (The)(a)                          3,500         168,700
Boston Properties, Inc.                            1,200          47,412
Ceridian Corp. (a)                                 6,650         119,700
Fiserv, Inc. (a)                                   2,600         143,884
ProBusiness Services Inc. (a)                      3,725          83,999
Sungard Data Systems, Inc. (a)                     1,650          91,196
                                                              ----------
                                                                 709,141
                                                              ----------
INSURANCE BROKERS-4.44%
Aon Corp.                                          1,450          48,198
Gallagher (Arthur J.) & Co.                        6,500         163,930
Marsh & McClennen Cos., Inc.                       2,825         272,443
                                                              ----------
                                                                 484,571
                                                              ----------
INSURANCE-FINANCE GUARANTEE-3.97%
AMBAC Financial Group Inc.                         4,050         217,930
MBIA Inc.                                          4,500         215,325
                                                              ----------
                                                                 433,255
                                                              ----------
INSURANCE-LIFE/HEALTH-8.78%
AFLAC Inc.                                         7,200         228,960
American General Corp.                             1,950          85,040
AXA Financial, Inc. (a)                              258          15,101
Cigna Corp.                                        2,150         229,405
Nationwide Financial Services, Inc. Class A        3,300         135,168
Presidential Life Corp.                            1,800          31,068
Protective Life Corp.                              3,100          92,753
UnitedHealth Group Inc.                            1,000          65,480
Unum Provident Corp.                               2,525          75,523
                                                              ----------
                                                                 958,498
                                                              ----------
INSURANCE-MULTI-LINE-10.15%
Allstate Corp.                                     2,525         105,418
American International Group                       2,850         233,130
Hartford Financial Services Group                  3,800         235,980
ING Groep NV, ADR                                  2,925         201,795
MetLife Inc.                                       3,150          91,350
Partnere Ltd.                                      4,900         240,247
                                                              ----------
                                                               1,107,920
                                                              ----------
INSURANCE-SPECIALTY-6.45%
Annuity and Life Re Holdings, Ltd.                 3,500         104,475
Chubb Corp.                                        1,200          80,100
Everest Re Group Ltd                               3,250         207,514
Renaissancere Holdings Ltd.                        2,050         130,995
XL Capital Ltd. Class A                            2,550         180,540
                                                              ----------
                                                                 703,624
                                                              ----------
--------------------------------------------------------------------------------
                       See Notes to Financial Statements.
---                                                                       ---

---                                                                       ---
ORBITEX FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------
                                                                             31
Schedule of Investments (continued)
April 30, 2001
--------------------------------------------------------------------------------


                                                  Shares     Market Value
                                                 ========   =============
INVESTMENT MANAGEMENT/ADVISORY SERVICES-7.23%
Affiliated Managers Group, Inc. (a)               3,025      $   170,066
Alliance Capital Management Holdings              1,800           82,980
Allied Capital Corp.                              8,525          198,377
Eaton Vance Corp.                                 3,000           96,900
Neuberger Berman Inc.                               400           28,612
Schwab (Charles) Corp.                            4,625           91,575
SEI Investments Co.                               3,000          120,330
                                                             -----------
                                                                 788,840
                                                             -----------
MORTGAGE/GOVERNMENT SPONSORED ENTITIES-4.54%
Fannie Mae                                        2,825          226,735
Freddie Mac                                       4,075          268,135
                                                             -----------
                                                                 494,870
                                                             -----------
REAL ESTATE INVESTMENT TRUSTS-2.26%
Cabot Industrial Trust                            4,300           83,721
Equity Office Properties Trust                    1,650           47,107
Equity Residential Properties Trust               1,425           74,798
Highwoods Properties Inc.                         1,600           41,120
                                                             -----------
                                                                 246,746
                                                             -----------
TOTAL COMMON STOCKS-(COST $10,504,539)                        10,794,408
----------------------------------------------               -----------
TOTAL INVESTMENTS (COST $10,504,539)-98.93%                   10,794,408
----------------------------------------------               -----------
OTHER ASSETS LESS LIABILITIES-1.07%                              116,630
----------------------------------------------               -----------
NET ASSETS-100.00%                                           $10,911,038

--------------------------------------------------------------------------------
(a) Denotes non-income producing security

ADR-American Depositary Receipt

--------------------------------------------------------------------------------
See Notes to Financial Statements.
---                                                                       ---

---                                                                       ---
ORBITEX FOCUS 30 FUND
--------------------------------------------------------------------------------
                                                                             32
Schedule of Investments
April 30, 2001
--------------------------------------------------------------------------------


                                          Shares     Market Value
                                         ========   =============
COMMON STOCKS-97.63%
BASIC MATERIALS-9.01%
Alcoa Inc.                                7,900      $  327,060
DuPont (E.I.) de Nemours and Co.          8,250         372,818
International Paper Co.                   7,850         307,563
                                                     ----------
                                                      1,007,441
                                                     ----------
CAPITAL GOODS-22.35%
Boeing Co.                                7,000         432,600
Caterpillar Inc.                          6,900         346,380
General Electric Co.                      6,425         311,805
Minnesota Mining & Manufacturing Co.      7,100         844,972
United Technologies Corp.                 7,200         562,176
                                                     ----------
                                                      2,497,933
                                                     ----------
COMMUNICATION SERVICES-3.36%
AT&T Corp.                                8,151         181,593
SBC Communications Inc.                   4,700         193,875
                                                     ----------
                                                        375,468
                                                     ----------
CONSUMER CYCLICALS-9.85%
General Motors Corp.                      6,200         339,823
The Home Depot, Inc.                      8,062         379,720
Wal-Mart Stores Inc.                      7,375         381,582
                                                     ----------
                                                      1,101,125
                                                     ----------
CONSUMER STAPLES-11.20%
Disney (Walt) Co.                         7,700         232,925
McDonald's Corp.                          8,350         229,625
Philip Morris Companies, Inc.             7,100         355,782
Procter & Gamble Co.                      7,225         433,862
                                                     ----------
                                                      1,252,194
                                                     ----------
ENERGY-5.67%
Exxon Mobil Corp.                         7,150         633,490
                                                     ----------
FINANCIAL-8.72%
American Express Co.                      7,000         297,080
Citigroup Inc.                            6,866         337,496
J.P. Morgan Chase & Co. Inc.              7,100         340,658
                                                     ----------
                                                        975,234
                                                     ----------
HEALTH CARE-12.64%
Guidant Corp. (a)                         6,400         262,400
Johnson & Johnson                         6,625         639,180
Merck & Co., Inc.                         6,725         510,898
                                                     ----------
                                                      1,412,478
                                                     ----------
--------------------------------------------------------------------------------
                       See Notes to Financial Statements.
---                                                                       ---

---                                                                       ---
ORBITEX FOCUS 30 FUND
--------------------------------------------------------------------------------
                                                                             33
Schedule of Investments (continued)
April 30, 2001
--------------------------------------------------------------------------------


                                                     Shares         Market Value
                                                  ============   ===============
TECHNOLOGY-14.83%
Hewlett-Packard Co.                                   7,400        $   210,382
Intel Corp.                                           5,950            183,915
International Business Machines Corp.                 6,725            774,317
Microsoft Corp. (a)                                   7,225            489,494
                                                                   -----------
                                                                     1,658,108
                                                                   -----------
TOTAL COMMON STOCKS-(COST $9,317,294)                               10,913,471
--------------------------------------------------------------     -----------
                                                   Principal
                                                    Amount
                                                   ---------
SHORT TERM INVESTMENT-6.17%
COMMERCIAL PAPER-6.17%
Citicorp, 4.30%, due 5/1/2001 (cost $690,082)     $690,082             690,082
-----------------------------------------------   ---------        -----------
TOTAL INVESTMENTS (COST $10,007,376)-103.80%                        11,603,553
--------------------------------------------------------------     -----------
LIABILITIES LESS OTHER ASSETS-(3.80)%                                 (425,006)
-----------------------------------------------                    -----------
NET ASSETS-100.00%                                                 $11,178,547

--------------------------------------------------------------------------------
(a) Denotes non-income producing security

--------------------------------------------------------------------------------
See Notes to Financial Statements.
---                                                                       ---

---                                                                       ---
ORBITEX GROWTH FUND
--------------------------------------------------------------------------------
                                                                             34
Schedule of Investments
April 30, 2001
--------------------------------------------------------------------------------


                                           Shares     Market Value
                                          ========   =============
COMMON STOCKS-93.32%
AUTO PARTS-1.05%
Eaton Corp.                                 3,925     $   288,919
                                                      -----------
BROADCASTING-3.41%
Clear Channel Communication, Inc. (a)       7,500         418,500
Cox Radio, Inc. Cl. A (a)                   9,200         237,360
Hispanic Broadcasting Corp. (a)            12,000         287,640
                                                      -----------
                                                          943,500
                                                      -----------
BUSINESS SERVICES-1.57%
Global Payments Inc. (a)                    7,620         161,163
National Data Corp.                         9,525         272,891
                                                      -----------
                                                          434,054
                                                      -----------
EDUCATION SERVICES-1.17%
Sylvan Learning Systems, Inc. (a)          16,050         324,531
                                                      -----------
ENERGY-ALTERNATE SOURCES-3.89%
Astropower, Inc. (a)                        7,000         293,160
Ballard Power Systems, Inc. (a)             4,000         212,920
Capstone Turbine Corp. (a)                 10,000         293,000
Fuel Cell Energy, Inc. (a)                  4,000         275,600
                                                      -----------
                                                        1,074,680
                                                      -----------
COMPUTERS EQUIPMENT-2.59%
Compaq Computer Corp.                      10,000         175,000
Electronic Data Systems Corp.               8,400         541,800
                                                      -----------
                                                          716,800
                                                      -----------
COMPUTERS NETWORKS-4.61%
EMC Corp. (a)                              12,000         475,200
Juniper Networks, Inc. (a)                  6,000         354,180
Storage Technology Corp. (a)               34,700         443,813
                                                      -----------
                                                        1,273,193
                                                      -----------
ELECTRONICS-4.07%
Adtran, Inc. (a)                           15,375         420,506
Avnet, Inc.                                19,625         500,634
Axsys Technologies, Inc. (a)               10,542         170,780
Isomet Corp. (a)                            3,778          33,624
                                                      -----------
                                                        1,125,544
                                                      -----------
FINANCIAL SERVICES-11.32%
Bank of New York Co., Inc. (The)            9,580         480,916
Citigroup Inc.                              8,880         436,452
Concord Efs, Inc. (a)                       4,169         194,067
Federal Home Loan Mortgage Corp.            6,700         440,860
FleetBoston Financial Corp.                10,870         417,082
J.P. Morgan Chase & Co.                     8,972         430,477
Washington Mutual, Inc.                     7,642         381,565
Wells Fargo & Co.                           7,388         347,014
                                                      -----------
                                                        3,128,433
                                                      -----------
--------------------------------------------------------------------------------
                       See Notes to Financial Statements.
---                                                                       ---

---                                                                       ---
ORBITEX GROWTH FUND
--------------------------------------------------------------------------------
                                                                             35
Schedule of Investments (continued)
April 30, 2001
--------------------------------------------------------------------------------


                                             Shares     Market Value
                                            ========   =============
FOOD-0.00%(B)
Safeway, Inc. (a)                                 2     $       109
                                                        -----------
HEALTHCARE & BIOTECHNOLOGY-15.21%
American Home Products Corp.                  9,900         571,725
Celgene Corp. (a)                            33,600         593,712
ImClone Systems Inc. (a)                     11,300         457,198
Medtronic, Inc. (a)                           9,425         420,355
Minimed, Inc. (a)                            11,300         451,322
Novartis AG ADR (a)                           7,300         285,795
Pfizer Inc.                                   7,600         329,080
Schering Plough Corp.                        14,700         566,538
Sepracor, Inc. (a)                           20,100         529,836
                                                        -----------
                                                          4,205,561
                                                        -----------
INSURANCE-8.72%
Ambac Financial Group, Inc.                   6,762         363,863
American International Group, Inc.            3,948         322,946
Chubb Corp.                                   5,267         351,572
Hartford Financial Services Group, Inc.       5,282         328,012
Marsh & Mclennan Cos., Inc.                   3,950         380,938
MBIA, Inc.                                    6,572         314,446
Partnerre, Ltd.                               7,084         347,329
                                                        -----------
                                                          2,409,106
                                                        -----------
MEDIA-4.36%
Radio One Inc. (a)                           26,350         495,117
Westwood One, Inc. (a)                       27,050         710,063
                                                        -----------
                                                          1,205,180
                                                        -----------
OIL & GAS SERVICES-7.03%
Baker Hughes Inc.                             5,000         196,450
Global Marine, Inc. (a)                       7,500         215,625
Key Energy Services, Inc. (a)                20,000         263,400
Nabors Industries, Inc. (a)                   4,000         238,480
Noble Drilling Corp. (a)                      5,000         242,500
OSCA Inc. (a)                                12,400         328,600
Shaw Industries Ltd. (a)                     20,000         239,896
Transocean Sedco Forex, Inc.                  4,000         217,120
                                                        -----------
                                                          1,942,071
                                                        -----------
SEMICONDUCTOR-16.67%
Advanced Energy Industries Inc. (a)          17,375         603,086
Asxcelis Technologies Inc. (a)               41,675         625,542
Atmi, Inc. (a)                               16,000         421,280
Brooks Automation, Inc. (a)                   8,650         541,577
ChipPAC Inc. (a)                             48,264         304,063
Corvis Corp. (a)                             10,000          68,500
Integrated Device Technology, Inc. (a)        9,200         360,364
Lattice Semiconductor Corp. (a)              15,200         374,376
LTX Corp. (a)                                19,500         524,940
--------------------------------------------------------------------------------
                       See Notes to Financial Statements.
---                                                                       ---

---                                                                       ---
ORBITEX GROWTH FUND
--------------------------------------------------------------------------------
                                                                             36
Schedule of Investments (continued)
April 30, 2001
--------------------------------------------------------------------------------


                                                   Shares         Market Value
                                                ============   ===============
SEMICONDUCTOR (Continued)
Micron Technology, Inc. (a)                          10,000     $    453,800
Novellus Systems, Inc. (a)                            6,000          330,900
                                                                ------------
                                                                   4,608,428
                                                                ------------
SOFTWARE-3.56%
BEA Systems, Inc. (a)                                 5,000          204,250
Check Point Software Technologies Ltd. (a)            3,500          219,555
Compuware Corp. (a)                                  36,200          372,136
Concurrent Computer Corp. (a)                        35,000          187,250
                                                                ------------
                                                                     983,191
                                                                ------------
TELECOMMUNICATIONS-4.09%
Entercom Communications Corp. (a)                     3,200          145,983
Qwest Communications International Inc. (a)          14,000          572,600
SBC Communications, Inc.                             10,000          412,500
                                                                ------------
                                                                   1,131,083
                                                                ------------
TOTAL COMMON STOCKS-(COST $24,116,611)                            25,794,383
------------------------------------------------------------    ------------
                                                 Principal
                                                   Amount
                                                  ---------
SHORT TERM INVESTMENT-19.90%
COMMERCIAL PAPER-19.90%
Citicorp, 4.3% 05/01/2001 (cost $5,500,657)      $5,500,657        5,500,657
---------------------------------------------    ----------     ------------
TOTAL INVESTMENTs (cost $29,617,268)-113.22%                      31,295,040
------------------------------------------------------------    ------------
LIABILITIES LESS OTHER ASSETS-(13.22)%                            (3,653,347)
------------------------------------------------------------    ------------
NET ASSETS-100.00%                                              $ 27,641,693

--------------------------------------------------------------------------------
(a) Denotes non-income producing security

(b) Amount shown represents less than 0.01%
ADR-American Depositary Receipt

--------------------------------------------------------------------------------
See Notes to Financial Statements.
---                                                                       ---

---                                                                       ---
ORBITEX AMERIGO FUND
--------------------------------------------------------------------------------
                                                                             37
Schedule of Investments
April 30, 2001
--------------------------------------------------------------------------------


                                                             Shares      Market Value
                                                           ==========   =============
REGISTERED INVESTMENT COMPANIES-101.61%
BOND FUNDS-1.55%
Rydex U.S. Government Bond Fund                              65,265      $  606,308
--------------------------------------------------------     ------      ----------
TOTAL BOND FUNDS (cost $603,086)                                            606,308
--------------------------------------------------------                 ----------
EQUITY FUNDS-89.68%
INTERNATIONAL EQUITY-8.79%
Federated International Small Company Fund (a)               43,211         954,101
Janus Overseas Fund                                          55,718       1,338,893
Montgomery Global Long-Short Fund                            82,577       1,139,557
                                                                         ----------
                                                                          3,432,551
                                                                         ----------
LARGE CAP BLEND-18.20%
Gateway Fund                                                 21,206         477,972
S&P Depositary Receipts*                                     38,900       4,858,999
SSgA Growth & Income Fund                                    83,994       1,769,753
                                                                         ----------
                                                                          7,106,724
                                                                         ----------
LARGE CAP GROWTH-22.17%
Janus Global Technology Fund                                 20,936         341,050
Janus Growth and Income Fund                                 17,181         577,958
Janus Mercury Fund                                           19,160         502,944
Nasdaq-100 Share Index Tracking Stock                        16,500         761,475
Nations Marsico Focused Equities Fund-Adviser Class          41,225         671,974
Rydex OTC Fund                                              183,290       2,426,754
Warbug Pincus Capital Appreciation Fund                     112,751       2,416,249
White Oak Growth Stock Fund                                  19,600         956,655
                                                                         ----------
                                                                          8,655,059
                                                                         ----------
LARGE CAP VALUE-7.07%
Masters Select Equity Fund                                  212,959       2,762,083
                                                                         ----------
MID CAP GROWTH-6.97%
Artisan Mid Cap Fund                                         90,831       2,346,164
Undiscovered Managers Behavorial Growth Fund                 22,880         374,545
                                                                         ----------
                                                                          2,720,709
                                                                         ----------
MID CAP VALUE-17.01%
Fidelity Advisor Natural Resources Fund                      20,240         592,031
Franklin Mutual Series Fund Inc.-Mutual Qualified Fund       96,725       1,731,385
Oakmark Select Fund Class I                                 129,720       3,232,634
Weitz Partners, Inc.-Partners Value Fund                     49,595       1,085,139
                                                                         ----------
                                                                          6,641,189
                                                                         ----------
SMALL CAP GROWTH-5.75%
Fidelity Advisors Small Cap Fund                             24,204         451,155
Hennessy Cornerstone Growth Fund                             35,955         543,277
Turner Small Cap Growth Fund                                 59,622       1,250,272
                                                                         ----------
                                                                          2,244,704
                                                                         ----------
--------------------------------------------------------------------------------
                       See Notes to Financial Statements.
---                                                                       ---

---                                                                       ---
ORBITEX AMERIGO FUND
--------------------------------------------------------------------------------
                                                                             38
Schedule of Investments (continued)
April 30, 2001
--------------------------------------------------------------------------------


                                                    Shares         Market Value
                                                 ============   ===============
SMALL CAP VALUE-3.72%
Strong Advisor Small Cap Value Fund                  26,513       $   535,037
Weitz Series Hickory Fund                            33,699           918,300
                                                                  -----------
                                                                    1,453,337
                                                                  -----------
TOTAL EQUITY FUNDS (COST $37,304,785)                              35,016,356
----------------------------------------------                    -----------
MONEY MARKET FUNDS-10.38%
Ameritrade Money Market Variable Fund                43,608            43,608
Flex Institutional Fund                           4,009,509         4,009,509
----------------------------------------------    ---------       -----------
TOTAL MONEY MARKET FUNDS (COST $4,053,117)                          4,053,117
----------------------------------------------                    -----------
TOTAL INVESTMENTS (COST $41,960,988)-101.61%                       39,675,781
----------------------------------------------                    -----------
LIABILITIES LESS OTHER ASSETS-(1.61)%                                (627,291)
----------------------------------------------                    -----------
NET ASSETS-100.00%                                                $39,048,490

--------------------------------------------------------------------------------
(a)   Denotes non-income producing security
* Standard & Poors Depositary Receipts are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of the S&P 500 Index.


--------------------------------------------------------------------------------
See Notes to Financial Statements.
---                                                                       ---

---                                                                       ---
ORBITEX CLERMONT FUND
--------------------------------------------------------------------------------
                                                                             39
Schedule of Investments
April 30, 2001
--------------------------------------------------------------------------------


                                                     Shares       Market Value
                                                  ============   =============
REGISTERED INVESTMENT COMPANIES-99.48%
BOND FUNDS-24.92%
Fidelity Advisor Short Term Fixed Income Fund         47,043      $   437,967
Invesco High Yield Fund                               39,597          195,214
Rydex U.S. Government Bond Fund                       36,200          336,295
Strong Corporate Bond Fund                            78,290          843,970
Strong Short-Term High-Yield Bond Fund               113,511        1,120,352
-----------------------------------------------      -------      -----------
TOTAL BOND FUNDS (COST $2,952,033)                                  2,933,798
-----------------------------------------------                   -----------
EQUITY FUNDS-61.53%
INTERNATIONAL EQUITY-12.03%
Artisan International Fund                             4,254           85,374
Montgomery Global Long-Short Fund                     31,428          433,703
Tweedy Browne Global Value Fund                       44,857          897,143
                                                                  -----------
                                                                    1,416,220
                                                                  -----------
LARGE CAP BLEND-15.96%
Gateway Fund                                          15,798          356,090
S&P Depositary Receipts*                              12,200        1,523,902
                                                                  -----------
                                                                    1,879,992
                                                                  -----------
LARGE CAP GROWTH-8.33%
Invesco Blue Chip Growth Fund                        228,536          877,580
Rydex OTC Fund                                         7,816          103,479
                                                                  -----------
                                                                      981,059
                                                                  -----------
LARGE CAP VALUE-4.51%
Invesco Strategic Utilities Fund                      30,974          530,886
                                                                  -----------
MID CAP VALUE-14.34%
Oakmark Select Fund Class I                           42,802        1,066,614
Weitz Series Fund, Inc.-Value Fund                    17,352          622,065
                                                                  -----------
                                                                    1,688,679
                                                                  -----------
SMALL CAP GROWTH-1.78%
Baron Growth Fund                                      7,344          209,380
                                                                  -----------
SMALL CAP VALUE-4.58%
Third Avenue Value Fund                               14,393          539,446
-----------------------------------------------      -------      -----------
TOTAL EQUITY FUNDS-(COST $7,462,065)                                7,245,662
-----------------------------------------------                   -----------
MONEY MARKET FUNDS-13.03%
Ameritrade Money Market Variable Fund                 49,432           49,432
Flex Institutional Fund                            1,108,917        1,108,917
Firstar US Treasury Money Market Fund Class I        376,474          376,474
-----------------------------------------------    ---------      -----------
TOTAL MONEY MARKET FUNDS-(cost $1,534,823)                          1,534,823
--------------------------------------------------------------    -----------
TOTAL INVESTMENTS (COST $11,948,921)-99.48%                        11,714,283
-----------------------------------------------                   -----------
OTHER ASSETS LESS LIABILITIES-0.52%                                    60,848
--------------------------------------------------------------    -----------
NET ASSETS-100.00%                                                $11,775,131

--------------------------------------------------------------------------------
* Standard & Poor's Depositary Receipts are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of the S&P 500 Index.


--------------------------------------------------------------------------------
See Notes to Financial Statements.
---                                                                       ---

---                                                                       ---
ORBITEX GROUP OF FUNDS
--------------------------------------------------------------------------------
                                                                             40
Statements of Assets and Liabilities
April 30, 2001
--------------------------------------------------------------------------------


                                                                         Info-Tech &         Health &       Energy & Basic
                                                                       Communications     Biotechnology       Materials
                                                                            Fund               Fund              Fund
                                                                      ----------------   ---------------   ---------------
ASSETS
Investments in securities, at value (Note 2) ......................    $  126,533,236     $ 173,076,866      $13,625,662
Short term investments (Note 2) ...................................        32,603,894        40,304,814                -
--------------------------------------------------------------------   --------------     -------------      -----------
Total Investments .................................................       159,137,130       213,381,680       13,625,662
--------------------------------------------------------------------   --------------     -------------      -----------
Cash ..............................................................           553,722            10,460          298,216
Segregated Cash ...................................................         2,883,242                 -                -
Collateral held for securities loaned (Note 8) ....................         3,182,213        15,555,575                -
Receivable for securities sold ....................................        15,929,451                 -          443,016
Interest and dividends receivables ................................            56,121                 -            3,629
Receivable for fund shares sold ...................................           262,471         2,672,002          394,906
Receivable due from advisor (Note 3) ..............................            42,910                 -           22,933
Deferred organizational expenses (Note 2) .........................             4,946                 -            5,047
Prepaid expenses and other assets .................................            45,919            80,188            6,571
--------------------------------------------------------------------   --------------     -------------      -----------
TOTAL ASSETS ......................................................       182,098,125       231,699,905       14,799,980
--------------------------------------------------------------------   --------------     -------------      -----------
LIABILITIES
Securities lending collateral (Note 8) ............................         3,182,213        15,555,575                -
Payable for securities purchased ..................................        49,964,790         2,666,395          244,960
Payable to advisor (Note 3) .......................................           107,410           115,860            4,623
Payable to affiliates (Note 3) ....................................            38,667            71,798            7,025
Payable for fund shares redeemed ..................................           357,409         1,092,310           23,450
Payable for distribution fees (Note 3) ............................            76,506           119,131            7,151
Payable for trustee fees (Note 3) .................................             6,709               140              194
Accrued reserve liability (Notes 1 and 10) ........................                 -                 -                -
Payable to Custodian ..............................................                 -                 -                -
Accrued expenses and other liabilities ............................           291,254           136,514           32,662
--------------------------------------------------------------------   --------------     -------------      -----------
TOTAL LIABILITIES .................................................        54,024,958        19,757,723          320,065
--------------------------------------------------------------------   --------------     -------------      -----------
COMMITMENTS AND CONTINGENCIES (NOTE 10)
--------------------------------------------------------------------
NET ASSETS ........................................................    $  128,073,167     $ 211,942,182      $14,479,915
--------------------------------------------------------------------   --------------     -------------      -----------
NET ASSETS ........................................................
Paid in capital ...................................................    $  321,221,899     $ 298,484,952      $11,933,769
Undistributed net investment income (loss) ........................                 -                 -           (1,049)
Accumulated net realized gain (loss) on investments ...............      (197,283,789)      (49,121,475)         596,034
Net unrealized appreciation (depreciation) on investments .........         4,135,057       (37,421,295)       1,951,161
--------------------------------------------------------------------   --------------     -------------      -----------
Net Assets ........................................................    $  128,073,167     $ 211,942,182      $14,479,915

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.
---                                                                       ---

---                                                                       ---

--------------------------------------------------------------------------------
                                                                             41


--------------------------------------------------------------------------------


   Financial
    Services         Focus 30           Growth            Amerigo         Clermont
      Fund             Fund              Fund              Fund             Fund
---------------   --------------   ----------------   --------------   --------------
 $ 10,794,408      $10,913,471      $  25,794,383      $ 35,622,664     $10,179,460
            -          690,082          5,500,657         4,053,117       1,534,823
 ------------      -----------      -------------      ------------     -----------
   10,794,408       11,603,553         31,295,040        39,675,781      11,714,283
 ------------      -----------      -------------      ------------     -----------
       37,604            7,139            122,263                 -          36,923
            -                -            276,750                 -               -
            -                -                  -                 -               -
            -                -            773,793                 -               -
       31,904           10,255             25,386            28,748           6,545
       62,651            7,680             51,990            42,233           4,433
       54,823           14,564                  -                 -           5,221
            -                -              4,841            12,447          12,447
       23,412            7,206             16,031            30,773          37,930
 ------------      -----------      -------------      ------------     -----------
   11,004,802       11,650,397         32,566,094        39,789,982      11,817,782
 ------------      -----------      -------------      ------------     -----------
            -                -                  -                 -               -
            -                -          4,484,078                 -               -
            -                -              2,108            13,327               -
        6,995            9,387             21,257            54,614               -
       52,428          286,304             82,248            72,579          41,725
        6,161            1,124             15,324            11,744             299
          109              100                 52               559             627
            -          150,289                  -                 -               -
            -                -            272,915           557,564               -
       28,071           24,646             46,419            31,105               -
 ------------      -----------      -------------      ------------     -----------
       93,764          471,850          4,924,401           741,492          42,651
 ------------      -----------      -------------      ------------     -----------
 $ 10,911,038      $11,178,547      $  27,641,693      $ 39,048,490     $11,775,131
 ------------      -----------      -------------      ------------     -----------
 $ 10,680,003      $ 9,807,173      $  44,266,545      $ 39,073,056     $11,538,236
            -         (150,290)                 -           112,194               -
      (58,834)         (74,513)       (18,302,624)        2,148,447         471,533
      289,869        1,596,177          1,677,772        (2,285,207)       (234,638)
 ------------      -----------      -------------      ------------     -----------
 $ 10,911,038      $11,178,547      $  27,641,693      $ 39,048,490     $11,775,131

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

---                                                                       ---

---                                                                       ---
ORBITEX GROUP OF FUNDS
--------------------------------------------------------------------------------
                                                                             42
Statements of Assets and Liabilities (continued)
April 30, 2001
--------------------------------------------------------------------------------


                                                                               Info-Tech &       Health &     Energy & Basic
                                                                             Communications   Biotechnology     Materials
                                                                                  Fund             Fund            Fund
                                                                            ---------------- --------------- ---------------
CLASS A SHARES:
Net Assets ................................................................   $ 51,444,257    $ 77,112,002     $ 8,163,055
Net asset value per share (based on shares of beneficial interest
  outstanding, no par value per share) ....................................   $     16.21     $     16.53      $    20.43
Maximum sales charge (Note 1) .............................................           5.75%           5.75%           5.75%
---------------------------------------------------------------------------   ------------    ------------     -----------
Offering price per share ..................................................   $     17.20     $     17.54      $    21.68
---------------------------------------------------------------------------   ------------    ------------     -----------
Total shares outstanding at end of period .................................      3,174,156       4,664,860         399,497
---------------------------------------------------------------------------   ------------    ------------     -----------
CLASS B SHARES:
Net Assets ................................................................   $ 66,332,654    $ 89,830,672     $ 6,316,860
Net asset value and offering price per share (based on shares of beneficial
 interest outstanding, no par value per share)* ...........................   $     15.81     $     16.33      $    20.26
---------------------------------------------------------------------------   ------------    ------------     -----------
Total shares outstanding at end of period .................................      4,195,016       5,502,373         311,821
---------------------------------------------------------------------------   ------------    ------------     -----------
CLASS C SHARES:
Net Assets ................................................................   $ 10,296,256    $ 44,999,508     $         -
Net asset value and offering price per share (based on shares of beneficial
 interest outstanding, no par value per share)* ...........................   $     15.87     $     16.33      $         -
---------------------------------------------------------------------------   ------------    ------------     -----------
Total shares outstanding at end of period .................................        648,641       2,755,600     $         -
---------------------------------------------------------------------------   ------------    ------------     -----------
CLASS D SHARES:
Net assets ................................................................   $          -    $          -     $         -
Net asset value and offering price per share (based on shares of beneficial
 interest outstanding, no par value per share) ............................   $          -    $          -     $         -
---------------------------------------------------------------------------   ------------    ------------     -----------
Total shares outstanding at end of period .................................              -               -               -
---------------------------------------------------------------------------   ------------    ------------     -----------
CLASS N SHARES:
Net assets ................................................................   $          -    $          -     $         -
Net asset value and offering price per share (based on shares of
 beneficial interest outstanding, no par value per share) .................   $          -    $          -     $         -
---------------------------------------------------------------------------   ------------    ------------     -----------
Total shares outstanding at end of period .................................              -               -               -
===========================================================================   ============    ============     ===========
INVESTMENTS, AT COST ......................................................   $155,002,073    $250,802,975     $11,674,501

--------------------------------------------------------------------------------
* Redemption price is equal to net asset value less any applicable contigent deferred sales charge

--------------------------------------------------------------------------------
See Notes to Financial Statements.
---                                                                       ---

---                                                                       ---

--------------------------------------------------------------------------------
                                                                             43


--------------------------------------------------------------------------------


    Financial
    Services           Focus 30           Growth            Amerigo           Clermont
      Fund               Fund              Fund               Fund              Fund
----------------   ---------------   ----------------   ---------------   ---------------
  $  5,882,793       $   946,248       $ 14,537,498       $         -       $         -
  $     10.92        $    14.33        $     24.28        $         -       $         -
          5.75%             5.75%              5.75%                -                 -
  ------------       -----------       ------------       -----------       -----------
  $     11.59        $    15.20        $     25.76        $         -       $         -
  ------------       -----------       ------------       -----------       -----------
       538,502            66,019            598,841                 -                 -
  ------------       -----------       ------------       -----------       -----------
  $  4,418,683       $   934,643       $ 11,050,330       $         -       $         -
  $     10.88        $    14.18        $     24.08        $         -       $         -
  ------------       -----------       ------------       -----------       -----------
       406,100            65,904            458,874                 -                 -
  ------------       -----------       ------------       -----------       -----------
  $    609,562       $         -       $  2,053,865       $ 2,878,031       $   107,351
  $     10.89        $         -       $     24.08        $     13.07       $     10.77
  ------------       -----------       ------------       -----------       -----------
        55,960                 -             85,276           220,221             9,964
  ------------       -----------       ------------       -----------       -----------
  $          -       $ 9,297,656       $          -       $         -       $         -
  $          -       $    14.41        $          -       $         -       $         -
  ------------       -----------       ------------       -----------       -----------
             -           645,330                  -                 -                 -
  ------------       -----------       ------------       -----------       -----------
  $          -       $         -       $          -       $36,170,459       $11,667,780
  $          -       $         -       $          -       $     12.97       $     10.81
  ------------       -----------       ------------       -----------       -----------
             -                 -                  -         2,789,386         1,079,492
  ============       ===========       ============       ===========       ===========
  $ 10,504,539       $10,007,376       $ 29,617,268       $41,960,988       $11,948,921

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

---                                                                       ---

---                                                                       ---
ORBITEX GROUP OF FUNDS
--------------------------------------------------------------------------------
                                                                             44
Statements of Operations
Year Ended April 30, 2001
--------------------------------------------------------------------------------


                                                                         Info-Tech &         Health &      Energy & Basic
                                                                       Communications     Biotechnology      Materials
                                                                            Fund               Fund             Fund
                                                                     ------------------ ----------------- ---------------
INVESTMENT INCOME:
Interest income ....................................................   $      965,509     $     841,660     $   23,980
Dividend income ....................................................          265,353           236,671         71,492
Securities lending income ..........................................           35,333           108,483              -
Foreign taxes withheld .............................................           (2,751)                -         (3,380)
--------------------------------------------------------------------   --------------     -------------     ----------
Total investment income ............................................        1,263,444         1,186,814         92,092
--------------------------------------------------------------------   --------------     -------------     ----------
EXPENSES:
Investment adviser fee (Note 3) ....................................        3,458,018         3,284,442        109,623
Distribution fees (Note 3):
 Class A Shares ....................................................          472,906           382,640         19,176
 Class B Shares ....................................................        1,383,381         1,083,631         39,639
 Class C Shares ....................................................          200,768           563,489              -
Reserve expense (Notes 1 and 10) ...................................                -                 -              -
Transfer agent fees (Note 3) .......................................          425,475           533,997         54,394
Administration fees (Note 3) .......................................          236,619           229,982         31,291
Printing and postage expense .......................................          209,859           262,017          6,489
Professional fees ..................................................          147,963            87,285         18,888
Custodian fees .....................................................          132,054           117,265         10,787
Accounting fees (Note 3) ...........................................          126,054            84,083         12,444
Registration fees ..................................................           53,251           125,082         32,494
Insurance ..........................................................           33,945            26,115          1,522
Trustees' fees .....................................................            5,540             4,850          4,072
Amortization of organizational expenses ............................            4,077                 -          4,026
Miscellaneous expenses .............................................            9,107             8,973          1,837
--------------------------------------------------------------------   --------------     -------------     ----------
Total expenses before waivers and reimbursements ...................        6,899,017         6,793,851        346,682
Expense waived and reimbursed (Note 3) .............................         (421,213)         (547,578)      (150,731)
--------------------------------------------------------------------   --------------     -------------     ----------
Net Expenses .......................................................        6,477,804         6,246,273        195,951
--------------------------------------------------------------------   --------------     -------------     ----------
Net Investment Income (Loss) .......................................       (5,214,360)       (5,059,459)      (103,859)
--------------------------------------------------------------------   --------------     -------------     ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
 Investments .......................................................     (142,265,054)      (15,100,170)       735,435
 Futures ...........................................................           27,346                 -              -
 Distributions of realized gains by other investment companies .....                -                 -              -
--------------------------------------------------------------------   --------------     -------------     ----------
Total net realized gain (loss) .....................................     (142,237,708)      (15,100,170)       735,435
--------------------------------------------------------------------   --------------     -------------     ----------
Net change in unrealized appreciation (depreciation) on
 investments .......................................................      (52,772,371)       (6,655,253)     1,479,904
--------------------------------------------------------------------   --------------     -------------     ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ............................     (195,010,079)      (21,755,423)     2,215,339
--------------------------------------------------------------------   --------------     -------------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS ........................................................   $ (200,224,439)    $ (26,814,882)    $2,111,480
====================================================================   ==============     =============     ==========
(1) For the period August 1, 2000 (commencement of operations) through April 30, 2001

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.
---                                                                       ---

---                                                                       ---

--------------------------------------------------------------------------------
                                                                             45


--------------------------------------------------------------------------------


  Financial
  Services       Focus 30         Growth           Amerigo         Clermont
   Fund(1)         Fund            Fund             Fund             Fund
------------ --------------- ---------------- ---------------- ---------------
 $   15,340   $     18,324    $      48,428    $           -    $          -
    103,511        171,833           67,053          571,001         311,418
          -              -            3,494                -               -
       (566)             -                -                -               -
 ----------   ------------    -------------    -------------    ------------
    118,285        190,157          118,975          571,001         311,418
 ----------   ------------    -------------    -------------    ------------
     79,241         98,033          254,107          394,919         111,440
     14,701          4,332           76,661                -               -
     23,949          8,006          129,597                -               -
      2,670              -           17,560           11,725             299
          -        192,029                -                -               -
     49,564         99,370          102,880           66,256          37,269
     29,148         42,640           40,874           37,199          39,181
      2,077          5,332           40,369           18,770           4,886
     19,941         26,865           29,322           50,572          28,234
      8,026          7,991           39,116           11,405           5,156
     36,000         52,116           18,637           37,061          27,480
     43,875         38,800           29,430           36,930          38,629
        517          3,410            2,670           12,048           3,297
      2,958          3,650            4,405            2,692           2,912
          -              -            4,041           11,421          11,721
        326            584              685            6,551          10,941
 ----------   ------------    -------------    -------------    ------------
    312,993        583,158          790,354          697,549         321,445
   (170,357)      (254,880)         (25,129)        (231,613)       (192,477)
 ----------   ------------    -------------    -------------    ------------
    142,636        328,278          765,225          465,936         128,968
 ----------   ------------    -------------    -------------    ------------
    (24,351)      (138,121)        (646,250)         105,065         182,450
 ----------   ------------    -------------    -------------    ------------
    (16,145)     1,523,065      (16,887,208)         256,212         (84,639)
          -              -          (25,050)               -               -
          -              -                -        2,690,136         708,374
 ----------   ------------    -------------    -------------    ------------
    (16,145)     1,523,065      (16,912,258)       2,946,348         623,735
 ----------   ------------    -------------    -------------    ------------
    289,869     (2,877,546)       8,379,147      (10,591,118)     (1,458,153)
 ----------   ------------    -------------    -------------    ------------
    273,724     (1,354,481)      (8,533,111)      (7,644,770)       (834,418)
 ----------   ------------    -------------    -------------    ------------
 $  249,373   $ (1,492,602)   $  (9,179,361)   $  (7,539,705)   $   (651,968)
 ==========   ============    =============    =============    ============

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

---                                                                       ---

---                                                                       ---
ORBITEX GROUP OF FUNDS
--------------------------------------------------------------------------------
                                                                             46
Statements of Changes in Net Assets
Year Ended April 30, 2001
--------------------------------------------------------------------------------


                                                                               Info-Tech &         Health &       Energy & Basic
                                                                             Communications     Biotechnology       Materials
                                                                                  Fund               Fund              Fund
                                                                            ----------------   ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment (loss) ...................................................    $   (5,214,360)    $  (5,059,459)     $  (103,859)
Net realized gain (loss) on investments. ................................      (142,237,708)      (15,100,170)         735,435
Net change in unrealized appreciation (depreciation) on
 investments ............................................................       (52,772,371)       (6,655,253)       1,479,904
--------------------------------------------------------------------------   --------------     -------------      -----------
Net increase (decrease) in net assets resulting from operations .........      (200,224,439)      (26,814,882)       2,111,480
--------------------------------------------------------------------------   --------------     -------------      -----------
DISTRIBUTIONS TO SHAREHOLDERS:
From net realized gains:
 Class A ................................................................       (39,636,955)       (2,572,627)        (309,161)
 Class B ................................................................       (47,475,769)       (2,856,655)        (263,168)
 Class C ................................................................        (6,959,743)       (1,524,866)               -
 Class D ................................................................                 -                 -                -
 Class N ................................................................                 -                 -                -
From Investment Income:
 Class A ................................................................                 -                 -                -
 Class B ................................................................                 -                 -                -
 Class C ................................................................                 -                 -                -
 Class D ................................................................                 -                 -                -
 Class N ................................................................                 -                 -                -
--------------------------------------------------------------------------   --------------     -------------      -----------
Total dividends and distributions to shareholders .......................       (94,072,467)       (6,954,148)        (572,329)
--------------------------------------------------------------------------   --------------     -------------      -----------
Fund Share Transactions (Note 6) ........................................        30,112,972        65,975,778        6,906,312
--------------------------------------------------------------------------   --------------     -------------      -----------
Total Increase (Decrease) in Net Assets .................................      (264,183,934)       32,206,748        8,445,463
--------------------------------------------------------------------------   --------------     -------------      -----------
NET ASSETS:
Beginning of period .....................................................       392,257,101       179,735,434        6,034,452
--------------------------------------------------------------------------   --------------     -------------      -----------
End of period ...........................................................    $  128,073,167     $ 211,942,182      $14,479,915
--------------------------------------------------------------------------   --------------     -------------      -----------
Undistributed net investment income (loss) at end of period .............    $            -     $           -      $    (1,049)
==========================================================================   ==============     =============      ===========
*For the period August 1, 2000 (commencement of operations) through April   , 2001


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.
---                                                                       ---

---                                                                       ---

--------------------------------------------------------------------------------
                                                                             47


--------------------------------------------------------------------------------


    Financial
    Services         Focus 30         Growth           Amerigo         Clermont
      Fund*            Fund            Fund             Fund             Fund
---------------- --------------- ---------------- ---------------- ---------------
  $    (24,351)   $   (138,121)   $    (646,250)   $     105,065    $    182,450
       (16,145)      1,523,065      (16,912,258)       2,946,348         623,735
       289,869      (2,877,546)       8,379,147      (10,591,118)     (1,458,153)
  ------------    ------------    -------------    -------------    ------------
       249,373      (1,492,602)      (9,179,361)      (7,539,705)       (651,968)
  ------------    ------------    -------------    -------------    ------------
       (26,543)       (172,131)               -                -               -
       (14,321)       (106,463)               -                -               -
        (1,825)              -                -          (42,622)              -
             -               -                -                -               -
             -      (1,790,560)               -       (1,774,491)       (260,132)
             -               -                -                -               -
             -               -                -                -               -
             -               -                -           (4,706)              -
             -               -                -                -               -
             -               -                -         (179,253)       (383,923)
  ------------    ------------    -------------    -------------    ------------
       (42,689)     (2,069,154)               -       (2,001,072)       (644,055)
  ------------    ------------    -------------    -------------    ------------
    10,704,354      (1,373,235)       3,465,415       12,748,514       2,773,124
  ------------    ------------    -------------    -------------    ------------
    10,911,038      (4,934,991)      (5,713,946)       3,207,737       1,477,101
  ------------    ------------    -------------    -------------    ------------
             -      16,113,538       33,355,639       35,840,753      10,298,030
  ------------    ------------    -------------    -------------    ------------
  $ 10,911,038    $ 11,178,547    $  27,641,693    $  39,048,490    $ 11,775,131
  ------------    ------------    -------------    -------------    ------------
  $          -    $   (150,290)   $           -    $     112,194    $          -
  ============    ============    =============    =============    ============


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

---                                                                       ---

---                                                                       ---
ORBITEX GROUP OF FUNDS
--------------------------------------------------------------------------------
                                                                             48
Statements of Changes in Net Assets
Year Ended April 30, 2000
--------------------------------------------------------------------------------


                                                                               Info-Tech &         Health &       Energy & Basic
                                                                             Communications     Biotechnology       Materials
                                                                                  Fund              Fund*              Fund
                                                                            ----------------   ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss) ............................................    $  (3,482,305)     $    (728,407)     $  (39,733)
Net realized gain (loss) on investments. ................................       56,211,808        (22,007,698)      1,173,986
Net change in unrealized appreciation (depreciation) on
 investments ............................................................       48,485,153        (30,766,042)         11,795
--------------------------------------------------------------------------   -------------      -------------      ----------
Net increase (decrease) in net assets resulting from operations .........      101,214,656        (53,502,147)      1,146,048
--------------------------------------------------------------------------   -------------      -------------      ----------
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
 Class A ................................................................                -                  -               -
 Class B ................................................................                -                  -               -
 Class C ................................................................                -                  -               -
 Class D ................................................................                -                  -               -
 Class N ................................................................                -                  -               -
From net realized gains:
 Class A ................................................................       (6,961,619)                 -               -
 Class B ................................................................       (6,343,511)                 -               -
 Class C ................................................................                -                  -               -
 Class D ................................................................                -                  -               -
 Class N ................................................................                -                  -               -
In excess of net realized gains
 Class A ................................................................                -                  -               -
 Class B ................................................................                -                  -               -
 Class C ................................................................                -                  -               -
 Class D ................................................................                -                  -               -
 Class N ................................................................                -                  -               -
--------------------------------------------------------------------------   -------------      -------------      ----------
Total dividends and distributions to shareholders .......................      (13,305,130)                 -               -
--------------------------------------------------------------------------   -------------      -------------      ----------
Fund Share Transactions (Note 6) ........................................      251,108,437        233,237,581         194,396
--------------------------------------------------------------------------   -------------      -------------      ----------
Total Increase (Decrease) in Net Assets .................................      339,017,963        179,735,434       1,340,444
--------------------------------------------------------------------------   -------------      -------------      ----------
NET ASSETS:
Beginning of period .....................................................       53,239,138                  -       4,694,008
--------------------------------------------------------------------------   -------------      -------------      ----------
End of period ...........................................................    $ 392,257,101      $ 179,735,434      $6,034,452
--------------------------------------------------------------------------   -------------      -------------      ----------
Undistributed net investment income (loss) at end of period .............    $           -      $           -      $      (38)

--------------------------------------------------------------------------------
* For the period July 15, 1999 (commencement of operations) through April 30, 2000.
**    For the six months ended April 30, 2000.
*** For the year ended October 31, 1999. Information prior to July 12, 1999 reflects the operations of the ASM Index 30 Fund, Inc.
**** Information prior to June 5, 2000 reflects the operations of the CLS AdvisorOne Funds - Amerigo & Clermont.

--------------------------------------------------------------------------------
See Notes to Financial Statements.
---                                                                       ---

---                                                                       ---

--------------------------------------------------------------------------------
                                                                             49


--------------------------------------------------------------------------------


 Focus 30 Fund**     Focus 30 Fund***      Growth Fund      Amerigo Fund****     Clermont Fund****
-----------------   ------------------   ---------------   ------------------   ------------------
  $   (200,166)       $    (322,045)      $   (230,709)       $   (56,978)         $   131,247
       933,012            3,402,567           (766,121)         1,418,989              303,210
      (577,835)           2,685,880         (6,842,236)         4,865,831              471,087
  ------------        -------------       ------------        -----------          -----------
       155,011            5,766,402         (7,839,066)         6,227,842              905,544
  ------------        -------------       ------------        -----------          -----------
             -                    -                  -                  -                    -
             -                    -                  -                  -                    -
             -                    -                  -                  -                    -
             -                    -                  -                  -                    -
             -                    -                  -                  -             (130,062)
       (36,322)                   -           (156,791)                 -                    -
        (6,378)                   -            (10,977)                 -                    -
             -                    -                  -                  -                    -
    (2,501,434)          (1,720,263)                 -                  -                    -
             -                    -                  -           (307,899)             (90,277)
             -                    -           (141,124)                 -                    -
             -                    -             (9,881)                 -                    -
             -                    -                  -                  -                    -
             -                    -                  -                  -                    -
             -                    -                  -                  -                    -
  ------------        -------------       ------------        -----------          -----------
    (2,544,134)          (1,720,263)          (318,773)          (307,899)            (220,339)
  ------------        -------------       ------------        -----------          -----------
         4,054          (15,082,593)        40,037,615         10,386,856            1,792,742
  ------------        -------------       ------------        -----------          -----------
    (2,385,069)         (11,036,454)        31,879,776         16,306,799            2,477,947
  ------------        -------------       ------------        -----------          -----------
    18,498,607           29,535,061          1,475,863         19,533,954            7,820,083
  ------------        -------------       ------------        -----------          -----------
  $ 16,113,538        $  18,498,607       $ 33,355,639        $35,840,753          $10,298,030
  ------------        -------------       ------------        -----------          -----------
  $   (256,886)       $           -       $          -        $  (435,876)         $   (84,956)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

---                                                                       ---

---                                                                       ---
ORBITEX INFO-TECH & COMMUNICATIONS FUND
--------------------------------------------------------------------------------
                                                                             50
Financial Highlights

--------------------------------------------------------------------------------

Selected data based on a share outstanding throughout each period indicated




                                                                              Class A Shares
                                                                             ----------------
                                                                                Year Ended
                                                                              April 30, 2001
                                                                             ----------------
Net asset value, beginning of period .......................................   $ 58.99
                                                                               -------
Income (loss) from investment operations:
 Net investment income (loss) ..............................................    (0.62)
 Net realized and unrealized gain (loss) on investments ....................   (26.25)
                                                                               -------
 Total income (loss) from investment operations ............................   (26.87)
                                                                               -------
Less distributions from net investment income ..............................        -
Less distributions from net realized gain ..................................   (15.91)
                                                                               -------
 Total distributions from net investment income and net realized gains .....   (15.91)
                                                                               -------
Net asset value, end of period .............................................   $ 16.21
                                                                              ========
Total return(c) ............................................................  (57.91)%
                                                                              ========
Ratios and Supplemental Data:
 Net assets, end of period (in 000's) ......................................  $51,444
 Ratio of expenses to average net assets(d) ................................     2.00 %
 Ratio of total expenses to average net assets before waivers and
  reimbursements(d) ........................................................     2.14 %
 Ratio of net investments income (loss) to average net assets(d) ...........    (1.54)%
 Portfolio turnover rate ...................................................     1045%



                                                                                         Class A Shares
                                                                             --------------------------------------
                                                                                  Year Ended         Year Ended
                                                                              April 30, 2000 (b)   April 30, 1999
                                                                             -------------------- ----------------
Net asset value, beginning of period .......................................       $  30.62           $ 19.62
                                                                                   --------           -------
Income (loss) from investment operations:
 Net investment income (loss) ..............................................          (0.77)            (0.08)
 Net realized and unrealized gain (loss) on investments ....................          32.60             11.26
                                                                                   --------           -------
 Total income (loss) from investment operations ............................          31.83             11.18
                                                                                   --------           -------
Less distributions from net investment income ..............................              -                 -
Less distributions from net realized gain ..................................          (3.46)            (0.18)
                                                                                   --------           -------
 Total distributions from net investment income and net realized gains .....          (3.46)            (0.18)
                                                                                   --------           -------
Net asset value, end of period .............................................       $  58.99           $ 30.62
                                                                                   ========           =======
Total return(c) ............................................................         106.44%            57.43%
                                                                                   ========           =======
Ratios and Supplemental Data:
 Net assets, end of period (in 000's) ......................................       $182,182           $34,335
 Ratio of expenses to average net assets(d) ................................           2.00%             2.07%
 Ratio of total expenses to average net assets before waivers and
  reimbursements(d) ........................................................           2.29%             4.04%
 Ratio of net investments income (loss) to average net assets(d) ...........          (1.55)%           (0.70)%
 Portfolio turnover rate ...................................................            222%              360%



                                                                               Class A Shares
                                                                             -------------------
                                                                                 Period Ended
                                                                              April 30, 1998 (a)
                                                                             -------------------
Net asset value, beginning of period .......................................      $  15.00
                                                                                  --------
Income (loss) from investment operations:
 Net investment income (loss) ..............................................             -
 Net realized and unrealized gain (loss) on investments ....................          4.62
                                                                                  --------
 Total income (loss) from investment operations ............................          4.62
                                                                                  --------
Less distributions from net investment income ..............................             -
Less distributions from net realized gain ..................................             -
                                                                                  --------
 Total distributions from net investment income and net realized gains .....             -
                                                                                  --------
Net asset value, end of period .............................................      $  19.62
                                                                                  ========
Total return(c) ............................................................         30.80%
                                                                                  ========
Ratios and Supplemental Data:
 Net assets, end of period (in 000's) ......................................      $  2,440
 Ratio of expenses to average net assets(d) ................................          2.88%
 Ratio of total expenses to average net assets before waivers and
  reimbursements(d) ........................................................         39.06%
 Ratio of net investments income (loss) to average net assets(d) ...........         (1.27)%
 Portfolio turnover rate ...................................................            76%

---------
(a)        The commencement of investment operations was October 22, 1997.

(b) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge. Had the Adviser, Administrator, Custodian and Distributor not absorbed a portion of the expenses, total returns would have been lower. Total returns for periods less than one year are not annualized.

(d)        Annualized for periods less than one year.

--------------------------------------------------------------------------------
---                                                                       ---

---                                                                       ---
ORBITEX INFO-TECH & COMMUNICATIONS FUND
--------------------------------------------------------------------------------
                                                                             51
Financial Highlights (continued)

--------------------------------------------------------------------------------

Selected data based on a share outstanding throughout each period indicated




                                                                              Class B Shares
                                                                             ----------------
                                                                                Year Ended
                                                                              April 30, 2001
                                                                             ----------------
Net asset value, beginning of period .......................................   $ 58.35
                                                                               -------
Income (loss) from investment operations:
 Net investment income (loss) ..............................................   ( 0.63)
 Net realized and unrealized gain (loss) on investments ....................   (26.00)
                                                                               -------
 Total income (loss) from investment operations ............................   (26.63)
                                                                               -------
Less distributions from net investment income ..............................        -
Less distributions from net realized gain ..................................   (15.91)
                                                                               -------
 Total distributions from net investment income and net realized gains .....   (15.91)
                                                                               -------
Net asset value, end of period .............................................   $ 15.81
                                                                              ========
Total return(c) ............................................................   (58.17)%
                                                                              ========
Ratios and Supplemental Data:
 Net assets, end of period (in 000's) ......................................  $66,333
 Ratio of expenses to average net assets(d) ................................     2.60%
 Ratio of total expenses to average net assets before waivers and
  reimbursements(d) ........................................................     2.75 %
 Ratio of net investments income (loss) to average net assets(d) ...........    (2.13)%
 Portfolio turnover rate ...................................................    1045%



                                                                                          Class B Shares
                                                                             ----------------------------------------
                                                                                  Year Ended          Period Ended
                                                                              April 30, 2000 (b)   April 30, 1999 (a)
                                                                             -------------------- -------------------
Net asset value, beginning of period .......................................       $  30.48             $ 18.23
                                                                                   --------             -------
Income (loss) from investment operations:
 Net investment income (loss) ..............................................          (1.10)              (0.08)
 Net realized and unrealized gain (loss) on investments ....................          32.43               12.51
                                                                                   --------             -------
 Total income (loss) from investment operations ............................          31.33               12.43
                                                                                   --------             -------
Less distributions from net investment income ..............................              -                   -
Less distributions from net realized gain ..................................          (3.46)              (0.18)
                                                                                   --------             -------
 Total distributions from net investment income and net realized gains .....          (3.46)              (0.18)
                                                                                   --------             -------
Net asset value, end of period .............................................       $  58.35             $ 30.48
                                                                                   ==========           =========
Total return(c) ............................................................         105.25%              68.67%
                                                                                   ==========           =========
Ratios and Supplemental Data:
 Net assets, end of period (in 000's) ......................................       $185,508             $18,904
 Ratio of expenses to average net assets(d) ................................           2.60%               2.41%
 Ratio of total expenses to average net assets before waivers and
  reimbursements(d) ........................................................           2.80%               4.41%
 Ratio of net investments income (loss) to average net assets(d) ...........          (2.15)%             (1.40)%
 Portfolio turnover rate ...................................................            222%                360%

---------
(a)        The commencement of this class was September 16, 1998.

(b) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.


(c) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge. Had the Adviser, Administrator, Custodian and Distributor not absorbed a portion of the expenses, total returns would have been lower. Total returns for periods less than one year are not annualized.

(d)        Annualized for periods less than one year.

--------------------------------------------------------------------------------
---                                                                       ---

---                                                                       ---
ORBITEX INFO-TECH & COMMUNICATIONS FUND
--------------------------------------------------------------------------------
                                                                             52
Financial Highlights (continued)

--------------------------------------------------------------------------------

Selected data based on a share outstanding throughout each period indicated




                                                                                                      Class C Shares
                                                                                          ---------------------------------------
                                                                                             Year Ended         Period Ended
                                                                                           April 30, 2001   April 30, 2000 (a)(b)
                                                                                          ---------------- ----------------------
Net asset value, beginning of period ....................................................   $ 58.38               $ 53.75
                                                                                            -------               -------
Income (loss) from investment operations:
 Net investment income (loss) ...........................................................    (0.94)                 (0.42)
 Net realized and unrealized gain (loss) on investments .................................   (25.66)                  5.05
                                                                                            -------               -------
 Total income (loss) from investment operations .........................................   (26.60)                  4.63
                                                                                            -------               -------
Less distributions from net investment income ...........................................        -                      -
Less distributions from net realized gain ...............................................   (15.91)                     -
                                                                                            -------               -------
 Total distributions from net investment income and net realized gains ..................   (15.91)                     -
                                                                                            -------               -------
Net asset value, end of period ..........................................................   $ 15.87               $ 58.38
                                                                                           ==========           =========
Total return(c) .........................................................................  (58.09)%                  8.61%
                                                                                           ==========           =========
Ratios and Supplemental Data:
 Net assets, end of period (in 000's) ...................................................  $10,296                $24,568
 Ratio of expenses to average net assets(d) .............................................     2.60 %                 2.60%
 Ratio of total expenses to average net assets before waivers and reimbursements(d) .....     2.76 %                 2.93%
 Ratio of net investments income (loss) to average net assets(d) ........................    (2.13)%                (2.20)%
 Portfolio turnover rate ................................................................    1045%                    222%

---------
(a)        The commencement of this class was January 14, 2000.

(b) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge. Had the Adviser and Administrator not absorbed a portion of the expenses, total returns would have been lower. Total returns for periods less than one year are not annualized.

(d)        Annualized for periods less than one year.

--------------------------------------------------------------------------------
---                                                                       ---

---                                                                       ---
ORBITEX HEALTH & BIOTECHNOLOGY FUND
--------------------------------------------------------------------------------
                                                                             53
Financial Highlights

--------------------------------------------------------------------------------

Selected data based on a share outstanding throughout each period indicated




                                                                                                      Class A Shares
                                                                                          ---------------------------------------
                                                                                             Year Ended         Period Ended
                                                                                           April 30, 2001   April 30, 2000 (a)(b)
                                                                                          ---------------- ----------------------
Net asset value, beginning of period ....................................................   $ 17.33              $  10.00
                                                                                            -------              --------
Income (loss) from investment operations:
 Net investment income (loss) ...........................................................    (0.32)                 (0.21)
 Net realized and unrealized gain (loss) on investments .................................     0.03                   7.54 (e)
                                                                                            -------              --------
 Total income (loss) from investment operations .........................................    (0.29)                  7.33
                                                                                            -------              --------
Less distributions from net investment income ...........................................        -                      -
Less distributions from net realized gain ...............................................    (0.51)                     -
                                                                                            -------              --------
 Total distributions from net investment income and net realized gains ..................    (0.51)                     -
                                                                                            -------              --------
Net asset value, end of period ..........................................................   $ 16.53              $  17.33
                                                                                           ==========           =========
Total return(c) .........................................................................    (2.36)%                73.30%
                                                                                           ==========           =========
Ratios and Supplemental Data:
 Net assets, end of period (in 000's) ...................................................  $77,112               $ 66,418
 Ratio of expenses to average net assets(d) .............................................     2.00 %                 2.00%
 Ratio of total expenses to average net assets before waivers and reimbursements(d) .....     2.22 %                 3.02%
 Ratio of net investments income (loss) to average net assets(d) ........................    (1.55)%                (1.33)%
 Portfolio turnover rate ................................................................      255%                   144%

---------
(a)        The commencement of investment operations was July 15, 1999.

(b) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge. Had the Adviser and Administrator not absorbed a portion of the expenses, total returns would have been lower. Total returns for periods less than one year are not annualized.

(d)        Annualized for periods less than one year.

(e) Per share amounts are not in accord with the aggregate net loss on investments for the period due to the timing of sales and redemptions for Fund shares in relation to fluctuating market values of the Fund's investment.


--------------------------------------------------------------------------------
---                                                                       ---

---                                                                       ---
ORBITEX HEALTH & BIOTECHNOLOGY FUND
--------------------------------------------------------------------------------
                                                                             54
Financial Highlights (continued)

--------------------------------------------------------------------------------

Selected data based on a share outstanding throughout each period indicated




                                                                                                      Class B Shares
                                                                                          ---------------------------------------
                                                                                             Year Ended         Period Ended
                                                                                           April 30, 2001   April 30, 2000 (a)(b)
                                                                                          ---------------- ----------------------
Net asset value, beginning of period ....................................................   $ 17.28              $  10.00
                                                                                            -------              --------
Income (loss) from investment operations:
 Net investment income (loss) ...........................................................    (0.42)                 (0.31)
 Net realized and unrealized gain (loss) on investments .................................    (0.02)                  7.59 (e)
                                                                                            -------              --------
 Total income (loss) from investment operations .........................................    (0.44)                  7.28
                                                                                            -------              --------
Less distributions from net investment income ...........................................        -                      -
Less distributions from net realized gain ...............................................    (0.51)                     -
                                                                                            -------              --------
 Total distributions from net investment income and net realized gains ..................    (0.51)                     -
                                                                                            -------              --------
Net asset value, end of period ..........................................................   $16.33               $  17.28
                                                                                           ==========           =========
Total return(c) .........................................................................    (3.24)%                72.80%
                                                                                           ==========           =========
Ratios and Supplemental Data:
 Net assets, end of period (in 000's) ...................................................  $89,831               $ 74,925
 Ratio of expenses to average net assets(d) .............................................     2.60 %                 2.60%
 Ratio of total expenses to average net assets before waivers and reimbursements(d) .....     2.81 %                 3.37%
 Ratio of net investments income (loss) to average net assets(d) ........................    (2.14)%                (1.94)%
 Portfolio turnover rate ................................................................      255%                   144%

---------
(a)        The commencement of investment operations was July 15, 1999.
(b) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.
(c) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge. Had the Adviser and Administrator not absorbed a portion of the expenses, total returns would have been lower. Total returns for periods less than one year are not annualized.
(d)        Annualized for periods less than one year.
(e) Per share amounts are not in accord with the aggregate net loss on investments for the period due to the timing of sales and redumptions for Fund shares in relation to fluctuating market values of the Fund's investment.


--------------------------------------------------------------------------------
---                                                                       ---

---                                                                       ---
ORBITEX HEALTH & BIOTECHNOLOGY FUND
--------------------------------------------------------------------------------
                                                                             55
Financial Highlights (continued)

--------------------------------------------------------------------------------

Selected data based on a share outstanding throughout each period indicated




                                                                                                      Class C Shares
                                                                                          ---------------------------------------
                                                                                             Year Ended         Period Ended
                                                                                           April 30, 2001   April 30, 2000 (a)(b)
                                                                                          ---------------- ----------------------
Net asset value, beginning of period ....................................................      $ 17.28           $  16.33
                                                                                               -------           --------
Income (loss) from investment operations:
 Net investment income (loss) ...........................................................        (0.44)             (0.12)
 Net realized and unrealized gain (loss) on investments .................................         0.00 (f)           1.07 (e)
                                                                                            ----------           --------
 Total income (loss) from investment operations .........................................        (0.44)              0.95
                                                                                            ----------           --------
Less distributions from net investment income ...........................................            -                  -
Less distributions from net realized gain ...............................................        (0.51)                 -
                                                                                            ----------           --------
 Total distributions from net investment income and net realized gains ..................        (0.51)                 -
                                                                                            ----------           --------
Net asset value, end of period ..........................................................      $ 16.33           $  17.28
                                                                                           ==========           =========
Total return(c) .........................................................................        (3.07)%             5.82%
                                                                                           ==========           =========
Ratios and Supplemental Data:
 Net assets, end of period (in 000's) ...................................................   $   44,999           $ 38,393
 Ratio of expenses to average net assets(d) .............................................         2.60               2.60%
 Ratio of total expenses to average net assets before waivers and reimbursements(d) .....         2.80               3.00%
 Ratio of net investments income (loss) to average net assets(d) ........................        (2.15)             (1.94)%
 Portfolio turnover rate ................................................................          255 %              144%

---------
(a)        The commencement of this class was January 18, 2000.

(b) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge. Had the Adviser and Administrator not absorbed a portion of the expenses, total returns would have been lower. Total returns for periods less than one year are not annualized.

(d)        Annualized for periods less than one year.

(e) Per share amounts are not in accord with the aggregate net loss on investments for the period due to the timing of sales and redumptions for Fund shares in relation to fluctuating market values of the Fund's investment.

(f)        Amount represents less than $0.01 per share.

--------------------------------------------------------------------------------
---                                                                       ---

---                                                                       ---
ORBITEX ENERGY & BASIC MATERIALS FUND
--------------------------------------------------------------------------------
                                                                             56
Financial Highlights

--------------------------------------------------------------------------------

Selected data based on a share outstanding throughout each period indicated




                                                                                  Class A Shares
                                                                       -------------------------------------
                                                                          Year Ended         Year Ended
                                                                        April 30, 2001   April 30, 2000 (b)
                                                                       ---------------- --------------------
Net asset value, beginning of period .................................  $ 18.62               $  14.92
                                                                        -------               --------
Income (loss) from investment operations:
 Net investment income (loss) ........................................    (0.12)                 (0.07)
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions ......................................     3.18                   3.77
                                                                        -------               --------
  Total income (loss) from investment operations .....................     3.06                   3.70
                                                                        -------               --------
Less distributions from net investment income ........................       -                       -
Less distributions from net realized gain ............................    (1.25)                     -
                                                                        -------               --------
 Total distributions from net investment income and net
  realized gains .....................................................    (1.25)                     -
                                                                        -------               --------
Net asset value, end of period .......................................  $ 20.43               $  18.62
                                                                        =======               ========
Total return(c) ......................................................    18.83%                 24.80%
                                                                        =======               ========
Ratios and Supplemental Data:
 Net assets, end of period (in 000's) ................................  $ 8,163               $  3,658
 Ratio of expenses to average net assets(d) ..........................     2.00 %                 2.00%
 Ratio of total expenses to average net assets before waivers and
  reimbursements(d) ..................................................     3.73 %                 4.80%
 Ratio of net investments income (loss) to average net assets(d) .....    (0.93)%                (0.48)%
 Portfolio turnover rate .............................................      476%                   735%



                                                                                    Class A Shares
                                                                       ----------------------------------------
                                                                            Year Ended          Period Ended
                                                                        April 30, 1999 (b)   April 30, 1998 (a)
                                                                       -------------------- -------------------
Net asset value, beginning of period .................................      $   16.54           $   15.00
                                                                            ---------           ---------
Income (loss) from investment operations:
 Net investment income (loss) ........................................           0.00 (f)            0.38 (e)
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions ......................................          (1.25)               1.22
                                                                            ---------           ---------
  Total income (loss) from investment operations .....................          (1.25)               1.60
                                                                            ---------           ---------
Less distributions from net investment income ........................          (0.37)              (0.03)
Less distributions from net realized gain ............................           0.00 (f)           (0.03)
                                                                            ---------           ---------
 Total distributions from net investment income and net
  realized gains .....................................................          (0.37)              (0.06)
                                                                            ---------           ---------
Net asset value, end of period .......................................      $   14.92           $   16.54
                                                                            =========           =========
Total return(c) ......................................................          (6.86)%             10.74%
                                                                            =========           =========
Ratios and Supplemental Data:
 Net assets, end of period (in 000's) ................................      $   4,286           $   5,698
 Ratio of expenses to average net assets(d) ..........................           2.19%               2.45%
 Ratio of total expenses to average net assets before waivers and
  reimbursements(d) ..................................................           8.76%               9.27%
 Ratio of net investments income (loss) to average net assets(d) .....           0.00%               6.12%(e)
 Portfolio turnover rate .............................................            921%                519%

---------
(a)        The commencement of investment operations was October 22, 1997.

(b) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge. Had the Adviser, Administrator, Custodian and Distributor not absorbed a portion of the expenses, total returns would have been lower. Total returns for periods less than one year are not annualized.

(d)        Annualized for periods less than one year.

(e) Net investment income per share and the net investment income ratio would have been lower without a certain investment strategy followed by the Adviser during the current fiscal year.

(f)        Amount represents less than $0.01 per share.

--------------------------------------------------------------------------------
---                                                                       ---

---                                                                       ---
ORBITEX ENERGY & BASIC MATERIALS FUND
--------------------------------------------------------------------------------
                                                                             57
Financial Highlights (continued)

--------------------------------------------------------------------------------

Selected data based on a share outstanding throughout each period indicated




                                                                              Class B Shares
                                                                             ----------------
                                                                                Year Ended
                                                                              April 30, 2001
                                                                             ----------------
Net asset value, beginning of period .......................................  $ 18.58
                                                                              -------
Income (loss) from investment operations:
 Net investment income (loss) ..............................................    (0.18)
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions ....................................................     3.11
                                                                              -------
Total income (loss) from investment operations .............................     2.93
                                                                              -------
Less distributions from net investment income ..............................        -
Less distributions from net realized gain ..................................    (1.25)
                                                                              -------
 Total distributions from net investment income and net realized gains .....    (1.25)
                                                                              -------
Net asset value, end of period .............................................  $ 20.26
                                                                              =======
Total return(c) ............................................................    18.15%
                                                                              =======
Ratios and Supplemental Data:
 Net assets, end of period (in 000's) ......................................  $ 6,317
 Ratio of expenses to average net assets(d) ................................     2.60 %
 Ratio of total expenses to average net assets before waivers and
  reimbursements(d) ........................................................     4.32 %
 Ratio of net investments income (loss) to average net assets(d) ...........    (1.50)%
 Portfolio turnover rate ...................................................      476%



                                                                                           Class B Shares
                                                                             -------------------------------------------
                                                                                  Year Ended           Period Ended
                                                                              April 30, 2000 (b)   April 30, 1999 (a)(b)
                                                                             -------------------- ----------------------
Net asset value, beginning of period .......................................       $  14.98            $    12.22
                                                                                   --------            ----------
Income (loss) from investment operations:
 Net investment income (loss) ..............................................          (0.18)                (0.05)
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions ....................................................           3.78                  3.21 (e)
                                                                                   --------            ----------
Total income (loss) from investment operations .............................           3.60                  3.16
                                                                                   --------            ----------
Less distributions from net investment income ..............................              -                 (0.40)
Less distributions from net realized gain ..................................              -                  0.00  (f)
                                                                                   --------           -----------
 Total distributions from net investment income and net realized gains .....              -                 (0.40)
                                                                                   --------           -----------
Net asset value, end of period .............................................       $  18.58            $    14.98
                                                                                   ========            ==========
Total return(c) ............................................................          24.03%                26.92%
                                                                                   ========            ==========
Ratios and Supplemental Data:
 Net assets, end of period (in 000's) ......................................       $  2,377            $      408
 Ratio of expenses to average net assets(d) ................................           2.60%                 2.40%
 Ratio of total expenses to average net assets before waivers and
  reimbursements(d) ........................................................           4.67%                 8.49%
 Ratio of net investments income (loss) to average net assets(d) ...........          (1.12)%               (0.66)%
 Portfolio turnover rate ...................................................            735%                  921%

---------
(a)        The commencement of this class was September 21, 1998.
(b) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.
(c) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge. Had the Adviser, Administrator, Custodian and Distributor not absorbed a portion of the expenses, total returns would have been lower. Total returns for periods less than one year are not annualized.
(d)        Annualized for periods less than one year.


(e) Net investment income per share and the net investment income ratio would have been lower without a certain investment strategy followed by the Adviser during the current fiscal year.
(f)        Amount represents less than $0.01 per share.

--------------------------------------------------------------------------------
---                                                                       ---

---                                                                       ---
ORBITEX FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------
                                                                             58
Financial Highlights

--------------------------------------------------------------------------------

Selected data based on a share outstanding throughout each period indicated




                                                                                 Class A Shares
                                                                              -------------------
                                                                                   Year Ended
                                                                               April 30, 2001(a)
                                                                              -------------------
Net asset value, beginning of period ........................................  $ 10.00
                                                                               -------
Income (loss) from investment operations:
 Net investment income (loss) ...............................................   (0.01)
 Net realized and unrealized gain (loss) on investments .....................    0.98
                                                                               -------
 Total income (loss) from investment operations .............................    0.97
                                                                               -------
Less distributions from net investment income ...............................      -
Less distributions from net realized gain ...................................   (0.05)
                                                                               -------
 Total distributions from net investment income and net realized gains ......   (0.05)
                                                                               -------
Net asset value, end of period ..............................................  $ 10.92
                                                                               =======
Total return(b) .............................................................    9.71%
                                                                               =======
Ratios and Supplemental Data:
 Net assets, end of period (in 000's) .......................................  $5,883
 Ratio of expenses to average net assets(c) .................................    2.00 %
 Ratio of total expenses to average net assets before waivers and
  reimbursements(c) .........................................................    4.65 %
 Ratio of net investments income (loss) to average net assets(c) ............   (0.13)%
 Portfolio turnover rate ....................................................      21 %



                                                                                 Class B Shares     Class C Shares
                                                                              ------------------- ------------------
                                                                                   Year Ended         Year Ended
                                                                               April 30, 2001(a)   April 30, 2001(a)
                                                                              ------------------- ------------------
Net asset value, beginning of period ........................................  $ 10.00             $ 10.00
                                                                               -------             -------
Income (loss) from investment operations:
 Net investment income (loss) ...............................................    (0.04)              (0.03)
 Net realized and unrealized gain (loss) on investments .....................     0.97                0.97
                                                                               --------             -------
 Total income (loss) from investment operations .............................     0.93                0.94
                                                                               --------             -------
Less distributions from net investment income ...............................        -                   -
Less distributions from net realized gain ...................................    (0.05)              (0.05)
                                                                               -------             -------
 Total distributions from net investment income and net realized gains ......    (0.05)              (0.05)
                                                                               --------             -------
Net asset value, end of period ..............................................  $ 10.88             $ 10.89
                                                                               =======             =======
Total return(b) .............................................................     9.31%               9.41%
                                                                               =======             =======
Ratios and Supplemental Data:
 Net assets, end of period (in 000's) .......................................  $4,419              $   609
 Ratio of expenses to average net assets(c) .................................    2.60 %               2.60 %
 Ratio of total expenses to average net assets before waivers and
  reimbursements(c) .........................................................    5.32 %               5.17 %
 Ratio of net investments income (loss) to average net assets(c) ............   (0.73)%              (0.72)%
 Portfolio turnover rate ....................................................      21%                  21 %

---------
(a)        The commencement of investment operations was August 1, 2000.

(b) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assumes no sales charge. Had the Adviser and Administrator not absorbed a portion of the expenses, total returns would have been lower. Total returns for periods less than one year are not annualized.

(c)        Annualized for periods less than one year.

-------------------------------------------------------------------------------
---                                                                       ---

---                                                                       ---
ORBITEX FOCUS 30 FUND
--------------------------------------------------------------------------------
                                       59
Financial Highlights

--------------------------------------------------------------------------------

Selected data based on a share outstanding throughout each period indicated




                                                                         Class A Shares
                                                                        ----------------
                                                                           Year Ended
                                                                         April 30, 2001
                                                                        ----------------
Net asset value, beginning of period ..................................   $ 19.17
                                                                          -------
Income (loss) from investment operations:
 Net investment income (loss) .........................................    (0.18)
 Net realized and unrealized gain (loss) on investments ...............    (1.80)
                                                                          -------
 Total income (loss) from investment operations .......................    (1.98)
                                                                          -------
Less distributions from net investment income .........................        -
Less distributions from net realized gain .............................    (2.86)
                                                                          -------
 Total distributions from net investment income and net realized gains     (2.86)
                                                                          -------
Net asset value, end of period ........................................   $14.33
                                                                          ======
Total return(c) .......................................................   (10.35)%
                                                                          ======
Ratios and Supplemental Data:
 Net assets, end of period (in 000's) .................................  $   946
 Ratio of expenses to average net assets(d)(e) ........................     2.78 %
 Ratio of total expenses to average net assets before waivers and
  reimbursements(d) ...................................................     4.64 %
 Ratio of net income (loss) to average net assets(d) ..................    (1.32)%
 Portfolio turnover rate ..............................................       43%



                                                                                      Class A Shares
                                                                        ------------------------------------------
                                                                          Six Months Ended        Period Ended
                                                                         April 30, 2000 (b)   October 31, 1999 (a)
                                                                        -------------------- ---------------------
Net asset value, beginning of period ..................................       $  21.96             $  22.76
                                                                              --------             --------
Income (loss) from investment operations:
 Net investment income (loss) .........................................          (0.71)               (0.08)
 Net realized and unrealized gain (loss) on investments ...............           1.17                (0.72)
                                                                              --------             --------
 Total income (loss) from investment operations .......................           0.46                (0.80)
                                                                              --------             --------
Less distributions from net investment income .........................              -                    -
Less distributions from net realized gain .............................          (3.25)                   -
                                                                              --------             --------
 Total distributions from net investment income and net realized gains           (3.25)                   -
                                                                              --------             --------
Net asset value, end of period ........................................       $  19.17             $  21.96
                                                                              ========             ========
Total return(c) .......................................................           1.36%               (3.51)%
                                                                              ========             ========
Ratios and Supplemental Data:
 Net assets, end of period (in 000's) .................................       $  1,126             $     60
 Ratio of expenses to average net assets(d)(e) ........................           8.35%                3.58%
 Ratio of total expenses to average net assets before waivers and
  reimbursements(d) ...................................................          10.75%                6.22%
 Ratio of net income (loss) to average net assets(d) ..................         ( 7.19)%              (2.60)%
 Portfolio turnover rate ..............................................             30%                  61%

---------
(a)        The commencement of this class was July 12, 1999.

(b) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge. Had the Adviser, Administrator and Custodian not absorbed a portion of the expenses, total returns would have been lower. Total returns for periods less than one year are not annualized.

(d)        Annualized for periods less than one year.

(e) Ratio includes amounts relating to the general reserve expense recognized in the period (see Note 3). If such expenses had not been incurred, the ratios of expenses to average net assets would be 1.36%, 1.13% and 1.00%, respectively.


--------------------------------------------------------------------------------
---                                                                       ---

---                                                                       ---
ORBITEX FOCUS 30 FUND
--------------------------------------------------------------------------------
                                                                             60
Financial Highlights (continued)

--------------------------------------------------------------------------------

Selected data based on a share outstanding throughout each period indicated




                                                                         Class B Shares
                                                                        ----------------
                                                                           Year Ended
                                                                         April 30, 2001
                                                                        ----------------
Net asset value, beginning of period ..................................  $ 19.12
                                                                          -------
Income (loss) from investment operations:
 Net investment income (loss) .........................................    (0.14)
 Net realized and unrealized gain (loss) on investments ...............    (1.94)
                                                                          -------
 Total income (loss) from investment operations .......................    (2.08)
                                                                          -------
Less distributions from net investment income .........................        -
Less distributions from net realized gain .............................    (2.86)
                                                                          -------
 Total distributions from net investment income and net realized gains     (2.86)
                                                                          -------
Net asset value, end of period ........................................  $ 14.18
                                                                         =======
Total return(c) .......................................................   (10.96)%
                                                                         =======
Ratios and Supplemental Data:
 Net assets, end of period (in 000's) .................................  $   935
 Ratio of expenses to average net assets(d)(e) ........................     3.29 %
 Ratio of total expenses to average net assets before waivers and
  reimbursements(d) ...................................................     5.12 %
 Ratio of net income (loss) to average net assets(d) ..................    (1.84)%
 Portfolio turnover rate ..............................................       43%



                                                                                      Class B Shares
                                                                        ------------------------------------------
                                                                          Six Months Ended        Period Ended
                                                                         April 30, 2000 (b)   October 31, 1999 (a)
                                                                        -------------------- ---------------------
Net asset value, beginning of period ..................................      $   21.94             $  22.76
                                                                             ---------             --------
Income (loss) from investment operations:
 Net investment income (loss) .........................................          (1.22)               (0.10)
 Net realized and unrealized gain (loss) on investments ...............           1.65                (0.72)
                                                                             ---------             --------
 Total income (loss) from investment operations .......................           0.43                (0.82)
                                                                             ---------             --------
Less distributions from net investment income .........................              -                    -
Less distributions from net realized gain .............................          (3.25)                   -
                                                                             ---------             --------
 Total distributions from net investment income and net realized gains           (3.25)                   -
                                                                             ---------             --------
Net asset value, end of period ........................................      $   19.12             $  21.94
                                                                             =========             ========
Total return(c) .......................................................           1.22%               (3.60)%
                                                                             =========             ========
Ratios and Supplemental Data:
 Net assets, end of period (in 000's) .................................      $     914             $     10
 Ratio of expenses to average net assets(d)(e) ........................          13.22%                4.58%
 Ratio of total expenses to average net assets before waivers and
  reimbursements(d) ...................................................          15.62%                7.28%
 Ratio of net income (loss) to average net assets(d) ..................         (12.23)%              (3.53)%
 Portfolio turnover rate ..............................................             30%                  61%

---------
(a)        The commencement of this class was July 12, 1999.

(b) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge. Had the Adviser, Administrator and Custodian not absorbed a portion of the expenses, total returns would have been lower. Total returns for periods less than one year are not annualized.

(d)        Annualized for periods less than one year.

(e) Ratio includes amounts relating to the general reserve expense recognized in the period (see Note 3). If such expenses had not been incurred, the ratios of expenses to average net assets would be 1.91%, 1.74% and 1.60%, respectively.


--------------------------------------------------------------------------------
---                                                                       ---

  ---                                                                       ---
ORBITEX FOCUS 30 FUND
--------------------------------------------------------------------------------
                                                                             61
Financial Highlights (continued)

--------------------------------------------------------------------------------

Selected data based on a share outstanding throughout each period indicated




                                                        Class D Shares (a)
                                             ----------------------------------------
                                                 Year Ended       Six Months Ended
                                               April 30, 2001    April 30, 2000 (b)
                                             ----------------- ----------------------
Net asset value, beginning of period .......    $    19.21         $     21.97
                                                ----------         -----------
Income income (loss) from investment
operations:
 Net investment income (loss) ..............         (0.20)              (0.21)
 Net realized and unrealized gain
  (loss) on investments ....................         (1.74)               0.70
                                                ----------         -----------
Total income (loss) from investment
operations .................................         (1.94)               0.49
                                                ----------         -----------
Less distributions from net investment
income .....................................             -                   -
Less distributions in excess net income.....             -                   -
Less distributions from net realized gain...         (2.86)              (3.25)
                                                ----------         -----------
 Total distributions from net
  investment income and net realized
  gains . ..................................         (2.86)              (3.25)
                                                ----------         -----------
Net asset value, end of period .............    $    14.41         $     19.21
                                                ==========         ===========
Total return(c) ............................        (10.12)%              1.50%
                                                ==========         ===========
Ratios and Supplemental Data:
 Net assets, end of period (in 000's) ......    $    9,298         $    14,074
 Ratio of expenses to average net
  assets(a) ................................          2.42%(e)            3.38%(d)(e)
 Ratio of total expenses to average net
  assets before waivers and
  reimbursements ...........................          4.39%               5.65%(d)
 Ratio of net investment income (loss)
  to average net assets(d) .................         (0.97)%             (2.06)%(d)
 Portfolio turnover rate ...................            43%                 30%



                                                              Class D Shares (a)
                                             ----------------------------------------------------
                                                            Year Ended October 31,
                                             ----------------------------------------------------
                                                     1999          1998        1997        1996
                                                     ----          ----        ----        ----
Net asset value, beginning of period .......    $   19.02       $ 17.21     $ 14.13    $ 11.37
                                                ---------       -------     -------    --------
Income income (loss) from investment
operations:
 Net investment income (loss) ..............        (0.27)        0.32        0.18        0.08
 Net realized and unrealized gain
  (loss) on investments ....................         4.62         2.54        3.34        2.76
                                                ---------       -------     -------    --------
Total income (loss) from investment
operations .................................         4.35         2.86        3.52        2.84
                                                ---------       -------     -------    --------
Less distributions from net investment
income .....................................            -        (0.27)      (0.18)      (0.07)
Less distributions in excess net income.....            -            -       (0.11)      (0.01)
Less distributions from net realized gain...        (1.40)       (0.78)      (0.15)          -
                                                ---------       -------     -------    --------
 Total distributions from net
  investment income and net realized
  gains . ..................................        (1.40)       (1.05)      (0.44)      (0.08)
                                                ---------       -------     -------    --------
Net asset value, end of period .............    $   21.97       $19.02     $ 17.21    $  14.13
                                                =========       ======     =======    ========
Total return(c) ............................        24.08%       17.13%      25.18%      25.01%
                                                =========       ======     =======    ========
Ratios and Supplemental Data:
 Net assets, end of period (in 000's) ......    $  18,429       29,535     $21,127    $  9,315
 Ratio of expenses to average net
  assets(a) ................................         3.11%(e)     0.18%       0.42%       1.86%
 Ratio of total expenses to average net
  assets before waivers and
  reimbursements ...........................         4.41%        0.91%       1.05%       2.59%
 Ratio of net investment income (loss)
  to average net assets(d) .................        (1.41)%       1.60%       1.51%       0.53%
 Portfolio turnover rate ...................           61%         196%        265%        391%

---------
(a) The information prior to July 12, 1999 reflects the operations of the ASM Index 30 Fund, Inc., which was reorganized into Class D shares of the Orbitex Focus 30 Fund.

(b) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions. Had the Adviser, Administrator and Custodian not absorbed a portion of the expenses, total returns would have been lower. Total returns for periods less than one year are not annualized.

(d)        Annualized for periods less than one year.

(e) Ratio includes amounts relating to the general operating expense and general reserve expense recognized as a result of the termination of the investment advisory agreement with the former Adviser (see Note
           3). If such expenses had not been incurred, the ratio of expense to average net assets would be 0.95%, 0.70% and 1.03%, respectively.


--------------------------------------------------------------------------------
---                                                                       ---

---                                                                       ---
ORBITEX GROWTH FUND
--------------------------------------------------------------------------------
                                                                             62
Financial Highlights

--------------------------------------------------------------------------------

Selected data based on a share outstanding throughout each period indicated




                                                                                      Class A Shares
                                                                           -------------------------------------
                                                                              Year Ended         Year Ended
                                                                            April 30, 2001   April 30, 2000 (b)
                                                                           ---------------- --------------------
Net asset value, beginning of period .....................................   $31.19             $    18.66
                                                                             -------             ---------
Income (loss) from investment operations:
 Net investment income (loss) ............................................    (0.53)                 (0.57)
 Net realized and unrealized gain (loss) on investments ..................    (6.38)                 14.12 (f)
                                                                             -------             ---------
 Total income (loss) from investment operation ...........................    (6.91)                 13.55
                                                                             -------             ---------
Less distributions from net investment income ............................        -                      -
Less distributions from net realized gain ................................        -                  (0.54)
Less distributions in excess of net realized gains .......................        -                  (0.48)
                                                                             -------             ---------
 Total distributions from net investment income and net realized
  gains . ................................................................        -                  (1.02)
                                                                             -------             ---------
Net asset value, end of period ...........................................   $24.28             $    31.19
                                                                             =======             =========
Total return(c) ..........................................................   (22.15)%                73.29%
                                                                             =======             =========
Ratios and Supplemental Data:
 Net assets, end of period (in 000's) ....................................  $14,538              $  20,065
 Ratio of expenses to average net assets(d) ..............................     2.00 %                 2.00%
 Ratio of total expenses to average net assets before waivers and
  reimbursements(d) ......................................................     2.07 %                 3.21%
 Ratio of net investments income (loss) to average net assets(d) .........    (1.66)%                (1.68)%
 Portfolio turnover rate .................................................      465%                   254%



                                                                                        Class A Shares
                                                                           ----------------------------------------
                                                                                Year Ended          Period Ended
                                                                            April 30, 1999 (b)   April 30, 1998 (a)
                                                                           -------------------- -------------------
Net asset value, beginning of period .....................................       $  17.93           $   15.00
                                                                                 --------           ---------
Income (loss) from investment operations:
 Net investment income (loss) ............................................          (0.15)               0.26 (e)
 Net realized and unrealized gain (loss) on investments ..................           1.70                2.67
                                                                                 --------           ---------
 Total income (loss) from investment operation ...........................           1.55                2.93
                                                                                 --------           ---------
Less distributions from net investment income ............................          (0.19)                  -
Less distributions from net realized gain ................................          (0.63)                  -
Less distributions in excess of net realized gains .......................              -                   -
                                                                                 --------           ---------
 Total distributions from net investment income and net realized
  gains . ................................................................          (0.82)                  -
                                                                                 --------           ---------
Net asset value, end of period ...........................................       $  18.66           $   17.93
                                                                                 ========           =========
Total return(c) ..........................................................           9.07%              19.53%
                                                                                 ========           =========
Ratios and Supplemental Data:
 Net assets, end of period (in 000's) ....................................       $  1,422           $     891
 Ratio of expenses to average net assets(d) ..............................           1.93%               2.11%
 Ratio of total expenses to average net assets before waivers and
  reimbursements(d) ......................................................          23.92%              50.13%
 Ratio of net investments income (loss) to average net assets(d) .........          (0.85)%              4.41%(e)
 Portfolio turnover rate .................................................            957%                448%

---------
(a)        The commencement of investment operations was October 22, 1997.


(b) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge. Had the Adviser, Administrator, Custodian and Distributor not absorbed a portion of the expenses, total returns would have been lower. Total returns for periods less than one year are not annualized.

(d)        Annualized for periods less than one year.

(e) Net investment income per share and the net investment income ratio would have been lower without a certain investment strategy followed by the Adviser furing the current fiscal year.

(f) Per share amounts are not in accord with the aggregate net loss on investments for the period due to the timing of sales and redemptions for Fund shares in relation to fluctuating market values of the Fund's investments.


--------------------------------------------------------------------------------
---                                                                       ---

---                                                                       ---
ORBITEX GROWTH FUND
--------------------------------------------------------------------------------
                                                                             63
Financial Highlights (continued)

--------------------------------------------------------------------------------

Selected data based on a share outstanding throughout each period indicated




                                                                              Class B Shares
                                                                             ----------------
                                                                                Year Ended
                                                                              April 30, 2001
                                                                             ----------------
Net asset value, beginning of period .......................................   $31.10
                                                                               -------
Income (loss) from investment operations:
 Net investment income (loss) ..............................................    (0.64)
 Net realized and unrealized gain (loss) on investments ....................    (6.38)
                                                                               -------
 Total income (loss) from investment operations ............................    (7.02)
                                                                               -------
Less distributions from net investment income ..............................        -
Less distributions from net realized gain ..................................        -
Less distributions in excess of net realized gains .........................        -
                                                                               -------
 Total distributions from net investment income and net realized gains .....        -
                                                                               -------
Net asset value, end of period .............................................   $ 24.08
                                                                               =======

Total return(c) ............................................................    (22.57)%
                                                                                ======
Ratios and Supplemental Data:
 Net assets, end of period (in 000's) ......................................  $11,050
 Ratio of expenses to average net assets(d) ................................     2.60 %
 Ratio of total expenses to average net assets before waivers and
  reimbursements(d) ........................................................     2.67 %
 Ratio of net investments income (loss) to average net assets(d) ...........    (2.24)%
 Portfolio turnover rate ...................................................     465%

                                                                                           Class B Shares
                                                                             -------------------------------------------
                                                                                  Year Ended           Period Ended
                                                                              April 30, 2000 (b)   April 30, 1999 (a)(b)
                                                                             -------------------- ----------------------
Net asset value, beginning of period .......................................      $   18.61              $  16.46
                                                                                  ---------              --------
Income (loss) from investment operations:
 Net investment income (loss) ..............................................          (0.95)                (0.12)
 Net realized and unrealized gain (loss) on investments ....................          14.46 (e)              3.11
                                                                                  ---------              --------
 Total income (loss) from investment operations ............................          13.51                  2.99
                                                                                  ---------              --------
Less distributions from net investment income ..............................              -                 (0.21)
Less distributions from net realized gain ..................................         (0.54)                 (0.63)
Less distributions in excess of net realized gains .........................         (0.48)                    -
                                                                                  ---------              ---------
 Total distributions from net investment income and net realized gains .....         (1.02)                 (0.84)
                                                                                  ---------              ---------
Net asset value, end of period .............................................      $   31.10              $  18.61
                                                                                  =========              ========
Total return(c) ............................................................          73.28%                18.61%
Ratios and Supplemental Data:
 Net assets, end of period (in 000's) ......................................      $  12,461              $     54
                                                                                  =========              ========
 Ratio of expenses to average net assets(d) ................................           2.60%                 2.03%
 Ratio of total expenses to average net assets before waivers and
  reimbursements(d) ........................................................           3.20%                18.75%
 Ratio of net investments income (loss) to average net assets(d) ...........          (2.34)%               (1.05)%
 Portfolio turnover rate ...................................................            254%                  957%

---------
(a)        The commencement of this class was September 16, 1998.

(b) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge. Had the Adviser, Administrator, Custodian and Distributor not absorbed a portion of the expenses, total returns would have been lower. Total returns for periods less than one year are not annualized.

(d)        Annualized for periods less than one year.

(e) Per share amounts are not in accord with the aggregate net loss on investments for the period due to the timing of sales and redemptions for Fund shares in relation to fluctuating market values of the Fund's investments.


--------------------------------------------------------------------------------
---                                                                       ---

---                                                                       ---
ORBITEX GROWTH FUND
--------------------------------------------------------------------------------
                                                                             64
Financial Highlights (continued)

--------------------------------------------------------------------------------

Selected data based on a share outstanding throughout each period indicated




                                                                                             Class C Shares
                                                                                -----------------------------------------
                                                                                   Year Ended           Period Ended
                                                                                 April 30, 2001     April 30, 2000 (a)(b)
                                                                                ----------------   ----------------------
Net asset value, beginning of period ........................................     $ 31.19                 $  51.65
                                                                                  -------                 --------
Income (loss) from investment operations:
 Net investment income (loss) ...............................................      (0.54)                    (0.11)
 Net realized and unrealized gain (loss) on investments .....................      (6.57)                   (20.35)
                                                                                  -------                 --------
 Total income (loss) from investment operations .............................      (7.11)                   (20.46)
                                                                                  -------                 --------
Less distributions from net investment income ...............................          -                         -
Less distributions from net realized gain ...................................          -                         -
Less distributions in excess of net realized gains ..........................          -                         -
                                                                                  -------                 --------
 Total distributions from net investment income and net realized gains ......          -                         -
                                                                                  -------                 --------
Net asset value, end of period ..............................................     $ 24.08                 $  31.19
                                                                                  =======                 ========
Total return(c) .............................................................      (22.78)%                 (39.61)%
                                                                                   ======                   ======
Ratios and Supplemental Data:
 Net assets, end of period (in 000's) .......................................     $ 2,054                  $   829
 Ratio of expenses to average net assets(d). ................................        2.60 %                   2.60%
 Ratio of total expenses to average net assets before waivers and
  reimbursements(d) .........................................................        2.71 %                   4.23%
 Ratio of net investments income (loss) to average net assets(d) ............       (2.17)%                  (2.41)%
 Portfolio turnover rate ....................................................         465%                     254%

---------
(a)        The commencement of this class was March 14, 2000.

(b) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge. Had the Adviser, Administrator, Custodian and Distributor not absorbed a portion of the expenses, total returns would have been lower. Total returns for periods less than one year are not annualized.

(d)        Annualized for periods less than one year.

--------------------------------------------------------------------------------
---                                                                       ---

---                                                                       ---
ORBITEX AMERIGO FUND
--------------------------------------------------------------------------------
                                                                             65
Financial Highlights

--------------------------------------------------------------------------------

Selected data based on a share outstanding throughout each period indicated




                                                                                               Class C Shares
                                                                                            -------------------
                                                                                                 Year Ended
                                                                                             April 30, 2001 (a)
                                                                                            -------------------
Net asset value, beginning of period ....................................................     $ 16.91
                                                                                              -------
Income (loss) from investment operations:
 Net investment income (loss) ...........................................................       (0.02)
 Net realized and unrealized gain (loss) on investments .................................       (3.12)
                                                                                              -------
 Total income (loss) from investment operations .........................................       (3.14)
                                                                                              -------
Less distributions from net investment income ...........................................       (0.04)
Less distributions from net realized gain ...............................................       (0.66)
Less distributions in excess of net realized gains ......................................          -
                                                                                              -------
 Total distributions from net investment income and net realized gains ..................       (0.70)
                                                                                              -------
Net asset value, end of period ..........................................................     $ 13.07
                                                                                              =======
Total return(b) .........................................................................      (18.95)%
                                                                                               ======
Ratios and Supplemental Data:
 Net assets, end of period (in 000's) ...................................................    $  2,878
 Ratio of expenses to average net assets(c) .............................................        2.15 %
 Ratio of total expenses to average net assets before waivers and reimbursements(c) .....        3.57 %
 Ratio of net investments income (loss) to average net assets(c) ........................        0.76 %
 Portfolio turnover rate ................................................................          10%

---------
(a)        The commencement of this class was July 13, 2000.
(b) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge. Had the Adviser and Administrator not absorbed a portion of the expenses, total returns would have been lower. Total returns for periods less than one year are not annualized.
(c)        Annualized for periods less than one year.

--------------------------------------------------------------------------------
---                                                                       ---

---                                                                       ---
ORBITEX AMERIGO FUND
--------------------------------------------------------------------------------
                                                                             66
Financial Highlights (continued)

--------------------------------------------------------------------------------

Selected data based on a share outstanding throughout each period indicated




                                                                        Class N Shares
                                                                       ----------------
                                                                          Year Ended
                                                                        April 30, 2001
                                                                       ----------------
Net asset value, beginning of period .................................   $ 16.36
                                                                         -------
Income (loss) from investment operations:
 Net investment income (loss) ........................................      0.07
 Net realized and unrealized gain (loss) on investments ..............     (2.73)
                                                                         -------
 Total income (loss) from investment operations ......................     (2.66)
                                                                         -------
Less distributions from net investment income ........................     (0.07)
Less distributions from net realized gain ............................     (0.66)
Less distributions in excess of net realized gains ...................         -
                                                                         -------
 Total distributions from net investment income and net realized
  gains ..............................................................     (0.73)
                                                                         -------
Net asset value, end of period .......................................   $ 12.97
                                                                         =======
Total return(c) ......................................................    (16.71)%
                                                                         =======
Ratios and Supplemental Data:
 Net assets, end of period (in 000's) ................................  $ 36,170
 Ratio of expenses to average net assets(d) ..........................      1.15 %
 Ratio of total expenses to average net assets before waivers and
  reimbursements(d) ..................................................      1.71 %
 Ratio of net investments income (loss) to average net assets(d) .....      0.32 %
 Portfolio turnover rate .............................................        10 %



                                                                                            Class N Shares
                                                                       ---------------------------------------------------------
                                                                            Year Ended         Year Ended        Period Ended
                                                                        April 30, 2000 (b)   April 30, 1999   April 30, 1998 (a)
                                                                       -------------------- ---------------- -------------------
Net asset value, beginning of period .................................       $ 12.88            $ 11.37           $ 10.00
                                                                             -------            -------           -------
Income (loss) from investment operations:
 Net investment income (loss) ........................................         (0.03)             (0.05)             0.02
 Net realized and unrealized gain (loss) on investments ..............          3.68               1.56              1.39
                                                                             -------            -------           -------
 Total income (loss) from investment operations ......................          3.65               1.51              1.41
                                                                             -------            -------           -------
Less distributions from net investment income ........................             -                  -             (0.02)
Less distributions from net realized gain ............................         (0.17)                 -                  -
Less distributions in excess of net realized gains ...................             -                  -             (0.02)
                                                                             -------            -------           --------
 Total distributions from net investment income and net realized
  gains ..............................................................         (0.17)                 -             (0.04)
                                                                             -------            -------           --------
Net asset value, end of period .......................................       $ 16.36            $ 12.88           $ 11.37
                                                                             =======            =======           =======
Total return(c) ......................................................         28.48%             13.28%            14.11%
                                                                             =======            =======           =======
Ratios and Supplemental Data:
 Net assets, end of period (in 000's) ................................       $35,841            $19,534          $  7,558
 Ratio of expenses to average net assets(d) ..........................          1.15%              1.15%             1.15%
 Ratio of total expenses to average net assets before waivers and
  reimbursements(d) ..................................................          1.83%              2.29%             4.45%
 Ratio of net investments income (loss) to average net assets(d) .....         (0.22)%            (0.51)%            0.15%
 Portfolio turnover rate .............................................            10%                38%               14%

---------
(a)        The commencement of investment operations was July 14, 1997.

(b) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions. Had the Adviser and Administrator not absorbed a portion of the expenses, total returns would have been lower. Total returns for periods less than one year are not annualized.

(d)        Annualized for periods less than one year.

--------------------------------------------------------------------------------
---                                                                       ---

---                                                                       ---
ORBITEX CLERMONT FUND
--------------------------------------------------------------------------------
                                                                             67
Financial Highlights

--------------------------------------------------------------------------------

Selected data based on a share outstanding throughout each period indicated




                                                                                              Class C Shares
                                                                                            ------------------
                                                                                                Year Ended
                                                                                             April 30, 2001(a)
                                                                                            ------------------
Net asset value, beginning of period ....................................................    $ 11.12
                                                                                             -------
Income (loss) from investment operations:
 Net investment income (loss) ...........................................................      (0.03)
 Net realized and unrealized gain (loss) on investments .................................      (0.32)
                                                                                             -------
 Total income (loss) from investment operations .........................................      (0.35)
                                                                                             -------
Less distributions from net investment income ...........................................          -
Less distributions from net realized gain ...............................................          -
Less distributions in excess of net realized gains ......................................          -
                                                                                             -------
 Total distributions from net investment income and net realized gains ..................          -
                                                                                             -------
Net asset value, end of period ..........................................................    $ 10.77
                                                                                             =======
Total return(b) .........................................................................      (3.15)%
                                                                                            ========
Ratios and Supplemental Data:
 Net assets, end of period (in 000's) ...................................................    $   107
 Ratio of expenses to average net assets(c) .............................................       2.13 %
 Ratio of total expenses to average net assets before waivers and reimbursements(c) .....      12.41 %
 Ratio of net investments income (loss) to average net assets(c) ........................      (0.27)%
 Portfolio turnover rate ................................................................          9%

---------
(a)        The commencement of this class was January 10, 2001.

(b) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge. Had the Adviser and Administrator not absorbed a portion of the expenses, total returns would have been lower. Total returns for periods less than one year are not annualized.

(c)        Annualized for periods less than one year.

--------------------------------------------------------------------------------
---                                                                       ---

---                                                                       ---
ORBITEX CLERMONT FUND
--------------------------------------------------------------------------------
                                                                             68
Financial Highlights (continued)

--------------------------------------------------------------------------------

Selected data based on a share outstanding throughout each period indicated




                                                                             Class N Shares
                                                                            ----------------
                                                                               Year Ended
                                                                             April 30, 2001
                                                                            ----------------
Net asset value, beginning of period ......................................  $ 12.17
                                                                              -------
Income (loss) from investment operations:
 Net investment income (loss) .............................................     0.18
 Net realized and unrealized gain (loss) on investments ...................    (0.87)
                                                                              -------
 Total income (loss) from investment operations ...........................    (0.69)
                                                                              -------
Less distributions from net investment income .............................    (0.39)
Less distributions from net realized gain .................................    (0.28)
                                                                              -------
 Total distributions from net investment income and net realized gains.....    (0.67)
                                                                              -------
Net asset value, end of period ............................................   $10.81
                                                                              ======
Total return(c) ...........................................................    (5.87)%
                                                                              ======
Ratios and Supplemental Data:
 Net assets, end of period (in 000's) .....................................  $11,668
 Ratio of expenses to average ner assets(d). ..............................     1.15 %
 Ratio of total expenses to average net assets before waivers and
  reimbursements(d) .......................................................     2.85 %
 Ratio of net investments income (loss) to average net assets(d) ..........     1.62%
 Portfolio turnover rate ..................................................        9%



                                                                                        Class N Shares
                                                                            --------------------------------------
                                                                                 Year Ended         Year Ended
                                                                             April 30, 2000 (b)   April 30, 1999
                                                                            -------------------- ----------------
Net asset value, beginning of period ......................................       $ 11.23            $ 10.81
                                                                                  -------            -------
Income (loss) from investment operations:
 Net investment income (loss) .............................................         0.18                0.14
 Net realized and unrealized gain (loss) on investments ...................         1.06                0.42
                                                                                  -------            -------
 Total income (loss) from investment operations ...........................         1.24                0.56
                                                                                  -------            -------
Less distributions from net investment income .............................        (0.18)              (0.14)
Less distributions from net realized gain .................................        (0.12)                  -
                                                                                  -------            --------
 Total distributions from net investment income and net realized gains.....        (0.30)              (0.14)
                                                                                  -------            --------
Net asset value, end of period ............................................       $12.17             $ 11.23
                                                                                  ======             =======
Total return(c) ...........................................................        11.12%               5.31%
                                                                                  ======             =======
Ratios and Supplemental Data:
 Net assets, end of period (in 000's) .....................................      $10,298            $  7,820
 Ratio of expenses to average ner assets(d). ..............................         1.15%               1.15%
 Ratio of total expenses to average net assets before waivers and
  reimbursements(d) .......................................................         3.08%               3.31%
 Ratio of net investments income (loss) to average net assets(d) ..........         1.51%               1.46%
 Portfolio turnover rate ..................................................           18%                 65%



                                                                              Class N Shares
                                                                            -------------------
                                                                                Period Ended
                                                                             April 30, 1998 (a)
                                                                            -------------------
Net asset value, beginning of period ......................................      $ 10.00
                                                                                 -------
Income (loss) from investment operations:
 Net investment income (loss) .............................................         0.17
 Net realized and unrealized gain (loss) on investments ...................         0.80
                                                                                 -------
 Total income (loss) from investment operations ...........................         0.97
                                                                                 -------
Less distributions from net investment income .............................        (0.16)
Less distributions from net realized gain .................................            -
                                                                                 --------
 Total distributions from net investment income and net realized gains.....        (0.16)
                                                                                 --------
Net asset value, end of period ............................................      $ 10.81
                                                                                 ========
Total return(c) ...........................................................         9.84%
                                                                                 ========
Ratios and Supplemental Data:
 Net assets, end of period (in 000's) .....................................      $ 4,441
 Ratio of expenses to average ner assets(d). ..............................         1.15%
 Ratio of total expenses to average net assets before waivers and
  reimbursements(d) .......................................................         5.95%
 Ratio of net investments income (loss) to average net assets(d) ..........         2.53%
 Portfolio turnover rate ..................................................           22%

---------
(a)        The commencement of investment operations was July 14, 1997.

(b) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions. Had the Adviser, Administrator and Custodian not absorbed a portion of the Distributor not absorbed a portion of the expenses, total returns would have been lower. Total returns expenses, total returns would have been lower. Total returns for periods less than one year are not annualized.

(d)        Annualized for periods less than one year.

--------------------------------------------------------------------------------
---                                                                       ---

----                                                                     ----
ORBITEX GROUP OF FUNDS
--------------------------------------------------------------------------------
                                                                             69
Notes to Financial Statements
April 30, 2001
--------------------------------------------------------------------------------

1. ORGANIZATION

Orbitex Group of Funds (the "Trust" or the "Funds") was incorporated in Delaware in December 1996 and is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end management investment company. The Trust is comprised of twelve funds (collectively the "Funds" and each individually a "Fund"), only nine of which are currently open for investments. Eight of those are included in this report, as follows: Info-Tech & Communications Fund, Health & Biotechnology Fund, Energy & Basic Materials Fund (formerly Strategic Natural Resources Fund), Financial Services Fund, Focus 30 Fund, Growth Fund, Amerigo Fund and Clermont Fund. The Cash Reserves Fund has a fiscal year end of December 31 and therefore is reported separately. The Info-Tech & Communications Fund, Health & Biotechnology Fund, Energy & Basic Materials Fund and Financial Services Fund operate as non-diversified investment companies, and the Focus 30 Fund, Growth Fund, Amerigo Fund and Clermont Fund operate as diversified investment companies.




FUND                                                                    PRIMARY OBJECTIVE
--------------------------------- =============================================================================================
Info-Tech & Communications Fund   Long-term growth of capital through selective investment in the securities of communications, information and related technology companies

Health & Biotechnology Fund       Long-term growth of capital through selective investment in the securities of companies engaged in the healthcare, health products, pharmaceuticals, medical research and biotechnology industries

Energy & Basic Materials Fund     Long-term growth of capital through selective investment in the securities of companies engaged in energy and basic materials industries

Financial Services Fund           Long-term growth of capital through selective investment in companies that provide financial services to consumers and industry

Focus 30 Fund                     Long-term growth of capital and current income through focused investment in the securities of some or all of the 30 companies listed on the New York Stock Exchange that make up the
                                  Dow Jones Industrial Average. The Fund is not an index fund

Growth Fund                       Long-term growth of capital through selective investment in securities of companies of all sizes that offer potential for growth

Amerigo Fund                      Long-term growth of capital without regard to current income

Clermont Fund                     Growth of capital and a reasonable level of current income

Prior to the close of business on July 9, 1999, the Focus 30 Fund operated as a separate fund called the ASM Index 30 Fund ("ASM"). On July 9, 1999, ASM was reorganized as a new portfolio of the Trust and existing shareholders of ASM received Class D shares of the Focus 30 Fund in exchange for their shares of ASM. Prior to the close of business on June 2, 2000, the Amerigo Fund and the Clermont Fund operated as separate and unaffiliated funds called the CLS AdvisorOne Fund - Amerigo and CLS Advisor One Fund - Clermont, respectively ("CLS Funds"). On June 5, 2000, the CLS Funds were reorganized as new portfolios of the Trust and existing shareholders of the CLS Funds received Class N shares of the Amerigo and Clermont Funds, respectively, in exchange for their shares of CLS Funds.


----                                                                     ----

----                                                                     ----
ORBITEX GROUP OF FUNDS
--------------------------------------------------------------------------------
                                                                             70
Notes to Financial Statements (continued)
April 30, 2001
--------------------------------------------------------------------------------

The Funds offer the following classes of shares:




Class       Funds Offering Class
---------   -----------------------------------------------------------------
Class A     All Funds except Amerigo Fund and Clermont Fund
Class B     All Funds except Amerigo Fund and Clermont Fund
Class C     All Funds except Focus 30 Fund and Energy & Basic Materials Fund
Class D     Focus 30 Fund only
Class N     Amerigo Fund and Clermont Fund only

Class A Shares are offered at net asset value plus a maximum sales load of 5.75%. Class B Shares are offered subject to a contingent deferred sales charge and will automatically convert to Class A Shares after eight years. Class C Shares are offered subject to a contingent deferred sales charge. Class D shares are only available to shareholders who previously were shareholders of ASM at the time of the reorganization as of the close of business on July 9, 1999, employees of Orbitex Financial Services Group, Inc. ("OFSG") and its affiliates (see Note 11) and certain institutional investors. Class D and Class N Shares are offered at net asset value.


2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation and Transactions

U.S. equity securities are valued at the last sale price on the exchange or in the over-the-counter market in which such securities are primarily traded, as of the close of business on the day the securities are being valued, or lacking any sales, the last available bid price. U.S. long-term debt obligations are valued at the mean between quoted bid and asked prices for such securities or, if such prices are not available, at prices of securities with comparable maturity, quality and type; however, when the Adviser, Orbitex Management, Inc. ("OMI") or Clarke Lanzen Skalla Investment Firm, Inc. ("CLS"), (collectively the "Advisers"), or Sub-Adviser, (Century Capital Management, Inc.) deems it appropriate, prices obtained from an independent pricing service will be used. U.S. short-term debt investments with maturities less than 60 days are valued at amortized cost or original cost plus accrued interest, each of which approximates fair value.

Foreign securities are valued on the basis of market quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates.

Securities for which current market quotations are not readily available or for which quotations are not deemed by the Advisers to be representative of market values are valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees ("Trustees").

Investment security transactions are accounted for as of the trade date. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.


----                                                                     ----

----                                                                     ----
ORBITEX GROUP OF FUNDS
--------------------------------------------------------------------------------
                                                                             71
Notes to Financial Statements (continued)
April 30, 2001
--------------------------------------------------------------------------------

Valuation of Fund of Funds

The Amerigo Fund and Clermont Fund seek to achieve its investment objective by investing in a portfolio of open-end or closed-end investment companies (the "underlying funds"). Underlying funds are valued at their respective net asset values as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at fair value pursuant to methods established by the board of directors of the underlying funds.

Foreign Currency Translations

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Purchases and sales of securities are translated into U.S. dollars at the spot rates established at the approximate time of the trade.

Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Income Taxes

It is each Fund's policy to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and gains to its shareholders and therefore, no provision for federal income tax has been made. Each Fund is treated as a separate taxpayer for federal income tax purposes.

Investment Income

Corporate actions (including cash dividends) are recorded net of non-reclaimable tax withholdings on the ex-dividend date, except for certain foreign securities for which corporate actions are recorded as soon after ex-dividend date as such information is available. Interest income is recorded on the accrual basis. Market discount, original issue discount and premiums are amortized on a yield to maturity basis. The value of additional securities received as interest or dividend payments is recorded as income and as an adjustment to the cost basis of such securities.

Expenses

Expenses of the Trust that are directly identifiable to a specific Fund, are charged to that Fund. Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds. Each Fund's income, expenses (other than the class specific distribution fees) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

Reserve Expense

On December 23, 1998, at a meeting of the independent members of the ASM Board, the ASM Directors voted to notify Vector Index Advisors, Inc. ("Vector"), the prior adviser of the Focus 30 Fund, of the termination of its advisory agreement which became effective on February 28, 1999. During this interim period, the ASM Directors


----                                                                     ----

----                                                                     ----
ORBITEX GROUP OF FUNDS
--------------------------------------------------------------------------------
                                                                             72
Notes to Financial Statements (continued)
April 30, 2001
--------------------------------------------------------------------------------

solicited proposals from other funds and advisers and considered alternative arrangements for the ASM. Such alternatives included the approval of a new advisory relationship with another adviser, the reorganization of the ASM with another fund or, in the absence of such options, the termination of the ASM and distribution of its assets to the shareholders. The ASM Directors established an expense reserve to cover the cost of these extraordinary items (see Note 3). Prior to the ASM reorganization as of the close of business on July 9, 1999, certain legal proceedings were initiated against the ASM (see Note 10) which caused the ASM Directors to re-evaluate and increase the reserve expense for the ongoing legal fees associated with defending the claims. The reserve expense account for the year ended April 30, 2001 reflect extraordinary legal expenses related to the ASM defense in these suits and has been approved by the Trustees.

Distributions to Shareholders

Income will normally be declared and distributed annually for each of the Funds, except for the Focus 30 Fund, which will normally declare and distribute income quarterly. All Funds declare and pay net realized capital gain distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to the timing of the recording of certain expenses and realized losses.

Deferred Organizational Costs

Organizational expenses have been deferred and are being amortized over a period of five years commencing with operations. The Adviser has agreed with respect to each of the Funds, except for Health & Biotechnology Fund and Financial Services Fund, that, if any of the initial shares of a Fund are redeemed during such amortization period by the holder thereof, the redemption proceeds will be reduced for any unamortized organization expenses in the same ratio as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

Repurchase Agreements

Each Fund may enter into repurchase agreements. In a repurchase agreement, a Fund buys a security and the seller simultaneously agrees to repurchase the security on a specified future date at an agreed-upon price. The repurchase price reflects an agreed-upon interest rate during the time the Fund's money is invested in the security. Because the security constitutes collateral for the repurchase obligation, a repurchase agreement can be considered a collateralized loan. The Fund's risk is the ability of the seller to pay the agreed-upon price on the maturity date. If the seller is unable to make a timely repurchase, the Fund could experience delays in the receipt of expected proceeds, suffer a loss in principal or current interest, or incur costs in liquidating the collateral. The Trustees have established criteria to evaluate the creditworthiness of parties with which the Funds may enter into repurchase agreements.

Options and Futures Contracts

Each Fund may enter into options contracts. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised.


----                                                                     ----

----                                                                     ----
ORBITEX GROUP OF FUNDS
--------------------------------------------------------------------------------
                                                                             73
Notes to Financial Statements (continued)
April 30, 2001
--------------------------------------------------------------------------------

If the Fund writes an option and the option expires unexercised, the Fund will realize income, in the form of a capital gain, to the extent of the amount received for the option (the "premium"). If the Fund elects to close out the option it would recognize a gain or loss based on the difference between the cost of closing the option and the initial premium received. If the Fund purchased an option and allows the option to expire, it would realize a loss to the extent of the premium paid. If the Fund elects to close out the option, it would recognize a gain or loss equal to the difference between the cost of acquiring the option and the amount realized upon the sale of the option. The gain or loss recognized by the Fund upon the exercise of a written call or purchased put option is adjusted for the amount of the option premium. If a written put or purchased call option is exercised, the Fund's cost basis of the acquired security or currency would be the exercise price adjusted for the amount of the option premium.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the closing bid price or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer supplied quotations.

When the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security or currency above the exercise price. When the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security or currency below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and, that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

The Funds may enter into futures contracts in order to hedge existing portfolio securities, or securities the Funds intend to purchase, against fluctuations in value caused by changes in prevailing market interest rates or securities movements and to manage exposure to changing interest rates and securities prices. The risks of entering into futures contracts include the possibility the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the Funds are required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by the Funds. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gain or loss. The Funds will recognize a gain or loss when the contract is closed or expires.

Other

There are certain additional risks involved when investing in foreign securities that are not inherent in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the imposition of unfavorable foreign governmental laws and restrictions.

The Info-Tech & Communications Fund, Health & Biotechnology Fund, Energy & Basic Materials Fund and Financial Services Fund may focus their investments in certain industries, subjecting them to greater risk than funds that are more diversified.


----                                                                     ----

----                                                                     ----
ORBITEX GROUP OF FUNDS
--------------------------------------------------------------------------------
                                                                             74
Notes to Financial Statements (continued)
April 30, 2001
--------------------------------------------------------------------------------

3. FEES AND COMPENSATION PAID TO AFFILIATES AND OTHER PARTIES

Advisory Fees

Each Fund, except for the Amerigo Fund and the Clermont Fund, has entered into an Investment Advisory Agreement with OMI, a subsidiary of OFSG. As compensation for the services rendered, facilities furnished, and expenses borne by OMI, the Funds will pay OMI a fee accrued daily and paid monthly, at the annualized rate of 0.75% for the Focus 30 Fund and the Growth Fund, 1.25% for the Info-Tech & Communications Fund, Health & Biotechnology Fund, Energy & Basic Materials Fund and Financial Services Fund.

The Amerigo Fund and the Clermont Fund have entered into an Investment Advisory Agreement with CLS, a subsidiary of OFSG. As compensation for the services rendered, facilities furnished, and expenses borne by CLS, the Funds will pay CLS a fee accrued daily and paid monthly, at the annualized rate of 1.00%.

Except for the Focus 30 Fund, the Amerigo Fund and the Clermont Fund, OMI has agreed to waive or limit its fees and to pay certain operating expenses to the extent necessary to limit total fund operating expenses, net of waivers and custodial credits, to an annualized rate of 2.00%, 2.60% and 2.60% of the average daily net assets of each Fund's Class A, Class B and Class C shares, respectively. These limits will remain in effect until August 31, 2001. Prior to July 7, 1999, the limits for Class B shares of the Info-Tech & Communications Fund, Energy & Basic Materials Fund and Growth Fund were 2.40%, 2.40% and 2.00%, respectively.

Effective January 1, 2000, OMI had agreed to waive or limit its fees and to pay certain operating expenses to the extent necessary to limit total fund operating expenses of the Focus 30 Fund, net of waivers and custodial credits and excluding extraordinary or non-recurring expenses, to an annualized rate of 1.15%, 1.75% and 0.75% of the average daily net assets of the Fund's Class A, Class B and Class D shares, respectively. Effective July 1, 2000, OMI changed the expense limit to 1.40%, 2.00% and 1.00% of the average daily net assets of the Fund's Class A, Class B and Class D shares, respectively. These limits will remain in effect until August 31, 2001. For the period July 12, 1999 to January 1, 2000, the expense limits for Class A, Class B and Class D shares were 1.00%, 1.60% and 0.60%, respectively.

CLS has agreed to waive or limit its fees and to pay certain operating expenses to the extent necessary to limit total fund operating expenses, net of waivers and custodial credits, to an annualized rate of 2.15% and 1.15% of the average daily net assets of the Amerigo Fund and the Clermont Fund's Class C and Class N shares, respectively. These limits will remain in effect until August 31, 2001.

The waivers for the Advisers' fees for the period ended April 30, 2001 amounted to $421,213, $547,578 $105,545, $79,240, $91,361, $14,655, $211,730 and
$111,440 for Info-Tech & Communications Fund, Health & Biotechnology Fund, Energy & Basic Materials Fund, Financial Services Fund, Focus 30 Fund, Growth Fund, Amerigo Fund and Clermont Fund, respectively. The reimbursements for the period ended April 30, 2001 amounted to $25,734, $67,117, $121,186, and $39,311 for the Energy & Basic Materials Fund, Financial Services Fund, Focus 30 Fund, and Clermont Fund, respectively.

Due to Vector's inability to meet its financial commitments, the Focus 30 Fund incurred operating expenses of $81,875 for the year ended October 31, 1999 for salaries, rent and other administrative expenses, normally payable by Vector, to continue the management of the Fund prior to the commencement of the Advisory Agreement with OMI.


----                                                                     ----

----                                                                     ----
ORBITEX GROUP OF FUNDS
--------------------------------------------------------------------------------
                                                                             75
Notes to Financial Statements (continued)
April 30, 2001
--------------------------------------------------------------------------------

Administration, Fund Accounting and Transfer Agent Fees


Prior to July 12, 1999, State Street Bank and Trust Company ("State Street") served as the administrator of Info-Tech & Communications Fund, Energy & Basic Materials Fund and Growth Fund. Prior to July 12, 1999 Mutual Fund Service Company ("MFSC") served as the administrator of the Focus 30 Fund. Effective July 12, 1999, American Data Services, Inc. ("ADS"), an affiliate of the Advisers, serves as the administrator of the Trust, except for the Amerigo Fund and the Clermont Fund whose administrator was MFSC until June 5, 2000. The Administration agreement provides that ADS may retain Sub-Administrators for the purpose of providing such services to one or more Funds of the Trust. For providing administration services to the Fund, ADS will receive from each fund a monthly fee at an annual rate of 0.10% of the first $100 million of each Fund's average daily net assets, and at reduced rates thereafter, subject to certain minimum requirements.


ADS acts as the fund accounting agent of the Funds. ADS also acts as transfer agent for the Health & Biotechnology Fund, Focus 30 Fund, Amerigo Fund and Clermont Fund. Prior to December 15, 2000, State Street Bank and Trust Company served as the fund accountant of Growth Fund, Info-Tech & Communications Fund, and Energy & Basic Materials Fund. For providing fund accounting services, the Funds pay ADS a fixed monthly fee plus out-of-pocket expenses. For providing transfer agent services, the Funds pay ADS a minimum monthly or per account fee plus certain transaction fees.


ADS has contractually agreed to waive certain of its service fees up to $44,000 annually and at reduced amounts for Fund assets less than $50 million for a period up to June 30, 2002, and voluntarily waive fees exceeding these amounts. Fees waived by ADS for the period ended April 30, 2001 amounted to $19,452, $24,000, $42,333, $10,474, $19,883 and $41,726 for the Energy & Basic Materials
Fund, Financial Services Fund, Focus 30 Fund, Growth Fund, Amerigo Fund and Clermont Fund, respectively. For the period July 12, 1999 through October 31, 1999, the Focus 30 Fund incurred fees to ADS of approximately $29,000, of which ADS waived $11,000.


Distributor


The distributor of the Funds is Orbitex Funds Distributor, Inc. The Trust has adopted Distribution Plans and Agreements pursuant to Rule 12b-1 under the 1940 Act. The Plans and Agreements provide for the payment of a distribution fee to the distributor at an annualized rate of 0.40%, 0.75% and 0.75% of the average daily net assets attributable to the shares of Class A, Class B and Class C, respectively. The Plans and Agreements for Class B and Class C also provide for the payment of a shareholder service fee at an annualized rate of 0.25% of the average daily net assets attributable to the shares of Class B and Class C. Class D shares and Class N shares do not pay any 12b-1 distribution or shareholder service fees.


Trustees Fees


The Funds pay no compensation to their Trustees who are employees of the Advisers. Trustees who are not Adviser employees receive a fee of $2,500 for each regular and special meeting of the Board that the Trustee attends. The Trust also reimburses each such Trustee for travel and other expenses incurred in attending meetings of the Board.


----                                                                     ----

----                                                                     ----
ORBITEX GROUP OF FUNDS
--------------------------------------------------------------------------------
                                                                             76
Notes to Financial Statements (continued)
April 30, 2001
--------------------------------------------------------------------------------

Custodian


Prior to December 18, 2000, State Street Bank and Trust Company served as the custodian of Info-Tech & Communications Fund, Health & Biotechnology Fund, Energy & Basic Materials Fund, Financial Services Fund, Focus 30 Fund, and Growth Fund. Effective December 18, 2000, Circle Trust Company ("CTC"), an affiliate of the Advisers, became the Trust's custodian, except for Amerigo Fund and Clermont Fund. Firstar Bank N.A serves as the custodian of the assets of the Amerigo Fund and Clermont Fund.


4. AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION

The identified cost of investments in securities owned by each Fund for federal income tax purposes, and their respective gross unrealized appreciation and depreciation at April 30, 2001, were as follows:




                                                                                                          NET
                                                                   GROSS             GROSS             UNREALIZED
                                               IDENTIFIED       UNREALIZED         UNREALIZED         APPRECIATION
                                                  COST         APPRECIATION       DEPRECIATION       (DEPRECIATION)
                                            ===============   ==============   =================   =================
Info-Tech & Communications Fund .........    $183,228,318      $ 8,320,567       $ (32,411,755)      $ (24,091,188)
Health & Biotechnology Fund .............     265,859,460       18,081,957         (83,921,884)        (65,839,927)
Energy & Basic Materials Fund ...........      12,134,649        2,023,908            (413,647)          1,610,261
Financial Services Fund .................      10,514,091          801,852            (521,544)            280,308
Focus 30 Fund ...........................      10,263,427        2,430,272          (1,090,146)          1,340,126
Growth Fund .............................      30,065,216        2,116,173          (1,461,095)            655,078
Amerigo Fund ............................      41,960,988        3,229,465          (5,498,528)         (2,269,063)
Clermont Fund ...........................      11,950,694          752,356            (986,994)           (234,638)

5. INVESTMENT TRANSACTIONS

The cost of purchases and the proceeds from sales of investments, other than U.S. Government obligations and short-term securities, for the period ended April 30, 2001, were as follows:




                                                 PURCHASES             SALES
                                             =================   =================
Info-Tech & Communications Fund ..........    $2,744,371,184      $2,803,942,206
Health & Biotechnology Fund ..............       637,724,551         610,054,739
Energy & Basic Materials Fund ............        44,894,988          39,338,521
Financial Services Fund ..................        12,353,927           1,833,271
Focus 30 Fund ............................         5,676,654           8,614,833
Growth Fund ..............................       156,426,207         154,756,024
Amerigo Fund .............................        21,873,366           3,324,627
Clermont Fund ............................         3,951,220             884,184

For the period ended April 30, 2001, there were no options written.

----                                                                     ----

----                                                                     ----
ORBITEX GROUP OF FUNDS
--------------------------------------------------------------------------------
                                                                             77
Notes to Financial Statements (continued)
April 30, 2001
--------------------------------------------------------------------------------

6. Shareholders' Transactions

Following is a summary of shareholder transactions for each Fund:



                                                                       YEAR ENDED                         YEAR ENDED
                                                                     APRIL 30, 2001                     APRIL 30, 2000
                                                           ==================================   ===============================
                                                             SHARES            DOLLARS            SHARES          DOLLARS
                                                             ======            =======            ======          =======  =
INFO-TECH & COMMUNICATIONS
 CLASS A SHARES:
 Shares sold ...........................................       1,268,383      $  42,064,161       2,591,163      $ 131,741,450
 Shares issued to shareholders in reinvestment .........       1,201,031         35,891,337         131,222          6,349,724
 Shares redeemed .......................................      (2,383,682)       (85,724,283)       (755,197)       (38,166,403)
                                                              ----------      -------------       ---------      -------------
  Net increase (decrease) ..............................          85,732      $  (7,768,785)      1,967,188      $  99,924,771
                                                                  ======      =============       =========      =============


                                                                       YEAR ENDED                         YEAR ENDED
                                                                     APRIL 30, 2001                     APRIL 30, 2000
                                                           ==================================   ==============================
                                                             SHARES            DOLLARS            SHARES         DOLLARS
                                                             ======            =======            ======         =======  =
 CLASS B SHARES:
 Shares sold ...........................................         787,432      $  27,920,496      2,725,886      $ 133,837,609
 Shares issued to shareholders in reinvestment .........       1,566,338         45,784,053        127,675          6,124,484
 Shares redeemed .......................................      (1,338,246)       (43,875,085)      (294,308)       (16,074,247)
                                                              ----------      -------------      ---------      -------------
  Net increase .........................................       1,015,524      $  29,829,464      2,559,253      $ 123,887,846
                                                               =========      =============      =========      =============


                                                                      YEAR ENDED                      PERIOD ENDED
                                                                    APRIL 30, 2001                   APRIL 30, 2000*
                                                           ================================   =============================
                                                             SHARES          DOLLARS            SHARES         DOLLARS
                                                             =====           =======            ====           ========
 CLASS C SHARES:
 Shares sold ...........................................       416,945      $  14,029,850        455,536      $ 29,346,420
 Shares issued to shareholders in reinvestment .........       227,985          6,684,533              -                 -
 Shares redeemed .......................................      (417,089)       (12,662,090)       (34,736)       (2,050,600)
                                                              --------      -------------        -------      ------------
  Net increase .........................................       227,841      $   8,052,293        420,800      $ 27,295,820
                                                               =======      =============        =======      ============


                                                                       YEAR ENDED                         PERIOD ENDED
                                                                     APRIL 30, 2001                     APRIL 30, 2000**
                                                           ==================================   ================================
                                                             SHARES            DOLLARS            SHARES          DOLLARS
                                                             ======            =======            ======          =======
HEALTH & BIOTECHNOLOGY
 CLASS A SHARES:
 Shares sold ...........................................       3,130,093      $  71,394,291       4,559,919      $  99,288,073
 Shares issued to shareholders in reinvestment .........         107,868          2,335,353               -                  -
 Shares redeemed .......................................      (2,406,567)       (51,310,196)       (726,453)       (14,117,731)
                                                              ----------      -------------       ---------      -------------
  Net increase .........................................         831,394      $  22,419,448       3,833,466      $  85,170,342
                                                                 =======      =============       =========      =============


                                                                       YEAR ENDED                        PERIOD ENDED
                                                                     APRIL 30, 2001                    APRIL 30, 2000**
                                                           ==================================   ==============================
                                                             SHARES            DOLLARS            SHARES         DOLLARS
                                                             ======            =======            ======         =======  =
 CLASS B SHARES:
 Shares sold ...........................................       2,497,579      $  56,316,350      4,788,993      $103,248,275
 Shares issued to shareholders in reinvestment .........         125,429          2,694,223              -                 -
 Shares redeemed .......................................      (1,455,948)       (30,436,911)      (453,680)       (9,660,664)
                                                              ----------      -------------      ---------      ------------
  Net increase .........................................       1,167,060      $  28,573,662      4,335,313      $ 93,587,611
                                                               =========      =============      =========      ============

----                                                                     ----

----                                                                     ----
ORBITEX GROUP OF FUNDS
--------------------------------------------------------------------------------
                                                                             78
Notes to Financial Statements (continued)
April 30, 2001
--------------------------------------------------------------------------------


                                                                      YEAR ENDED                       PERIOD ENDED
                                                                    APRIL 30, 2001                   APRIL 30, 2000*
                                                           ================================   ==============================
                                                             SHARES          DOLLARS            SHARES          DOLLARS
                                                             ======          =======            ======          ========
 CLASS C SHARES:
 Shares sold ...........................................     1,374,270      $  31,832,845       2,624,684      $ 63,358,809
 Shares issued to shareholders in reinvestment .........        67,980          1,459,535               -                 -
 Shares redeemed .......................................      (908,630)       (18,309,712)       (402,704)       (8,879,181)
                                                             ---------      -------------       ---------      ------------
  Net increase .........................................       533,620      $  14,982,668       2,221,980      $ 54,479,628
                                                               =======      =============       =========      ============


                                                                     YEAR ENDED                       YEAR ENDED
                                                                   APRIL 30, 2001                   APRIL 30, 2000
                                                           ==============================   ===============================
                                                             SHARES          DOLLARS          SHARES          DOLLARS
                                                             =====           ========         =====           =======
ENERGY & BASIC MATERIALS
 CLASS A SHARES:
 Shares sold ...........................................       595,258      $ 10,776,518        269,505      $  4,240,566
 Shares issued to shareholders in reinvestment .........        18,172           272,575              -                 -
 Shares redeemed .......................................      (410,392)       (7,525,784)      (360,245)       (5,660,095)
                                                              --------      ------------       --------      ------------
  Net increase (decrease) ..............................       203,038      $  3,523,309        (90,740)     $ (1,419,529)
                                                               =======      ============        =======      ============


                                                                     YEAR ENDED                       YEAR ENDED
                                                                   APRIL 30, 2001                   APRIL 30, 2000
                                                           ===============================   ============================
                                                              SHARES          DOLLARS          SHARES         DOLLARS
                                                              =====           ========         ====           =======
 CLASS B SHARES:
 Shares sold ...........................................       435,924      $  7,954,541        137,839      $2,204,511
 Shares issued to shareholders in reinvestment .........        16,573           247,268              -               -
 Shares redeemed .......................................      (268,593)       (4,818,806)       (37,132)       (590,586)
                                                              --------      ------------        -------      ----------
  Net increase .........................................       183,904      $  3,383,003        100,707      $1,613,925
                                                               =======      ============        =======      ==========

                                                                    PERIOD ENDED
                                                                  APRIL 30, 2001***
                                                           ===============================
FINANCIAL SERVICES                                            SHARES          DOLLARS
                                                           ===========     ============
 CLASS A SHARES:
 Shares sold ...........................................       870,807      $  9,289,341
 Shares issued to shareholders in reinvestment .........             -                 -
 Shares redeemed .......................................      (332,305)       (3,617,994)
                                                           -----------      ------------
  Net increase .........................................       538,502      $  5,671,347
                                                               =======      ============

                                                                    PERIOD ENDED
                                                                  APRIL 30, 2001***
                                                           ===============================
                                                              SHARES          DOLLARS
                                                           ===========     ============
 CLASS B SHARES:
 Shares sold ...........................................       543,360      $  5,913,141
 Shares issued to shareholders in reinvestment .........             -                 -
 Shares redeemed .......................................      (137,260)       (1,490,334)
                                                           -----------      ------------
  Net increase. ........................................       406,100      $  4,422,807
                                                               =======      ============

----                                                                     ----

----                                                                     ----
ORBITEX GROUP OF FUNDS
--------------------------------------------------------------------------------
                                                                             79
Notes to Financial Statements (continued)
April 30, 2001
--------------------------------------------------------------------------------


                                                                  PERIOD ENDED
                                                               APRIL 30, 2001***
                                                           ==========================
                                                            SHARES        DOLLARS
                                                            ====          =======
 CLASS C SHARES:
 Shares sold ...........................................      63,808      $ 695,345
 Shares issued to shareholders in reinvestment .........           -              -
 Shares redeemed .......................................      (7,848)       (85,145)
                                                             -------      ---------
  Net increase. ........................................      55,960      $ 610,200
                                                              ======      =========


                                                           YEAR ENDED                            SIX MONTHS ENDED
                                                           APRIL 30, 2001                         APRIL 30, 2000
                                                           ===========================   ================================
FOCUS 30                                                     SHARES        DOLLARS         SHARES         DOLLARS
                                                           ======          =======       ======           ========
 CLASS A SHARES:
 Shares sold ...........................................       47,443      $  785,969        70,818      $ 1,433,748
 Shares issued to shareholders in reinvestment .........       11,842         169,700         1,800           36,322
 Shares redeemed .......................................      (51,972)       (843,091)      (16,648)        (317,958)
                                                           ----------      ----------    ----------      -----------
  Net increase .........................................        7,313      $  112,578        55,970      $ 1,152,112
                                                                =====      ==========        ======      ===========


                                                                   Year Ended                  Six Months Ended
                                                                 April 30, 2001                 April 30, 2000
                                                           ===========================   =============================
                                                             Shares        Dollars         Shares         Dollars
                                                             ====          =======         ====           ========
 Class B Shares:
 Shares sold ...........................................       53,665      $  837,840        63,832      $ 1,275,138
 Shares issued to shareholders in reinvestment .........        7,476         106,463           316            6,378
 Shares redeemed .......................................      (43,038)       (730,655)      (16,797)        (330,822)
                                                              -------      ----------       -------      -----------
  Net increase .........................................       18,103      $  213,648        47,351      $   950,694
                                                               ======      ==========        ======      ===========


                                                                      YEAR ENDED                      SIX MONTHS ENDED
                                                                    APRIL 30, 2001                     APRIL 30, 2000
                                                           =================================   ===============================
                                                             SHARES           DOLLARS            SHARES          DOLLARS
                                                             =====            =======            =====           =======
 CLASS D SHARES:
 Shares sold ...........................................        20,275       $     337,946          23,672      $    480,654
 Shares issued to shareholders in reinvestment .........       119,282           1,718,385         117,112         2,366,841
 Shares redeemed .......................................      (226,909)         (3,755,792)       (246,765)       (4,946,247)
                                                              --------       -------------        --------      ------------
  Net decrease .........................................       (87,352)      $  (1,699,461)       (105,981)     $ (2,098,752)
                                                               =======       =============        ========      ============



                                                                      YEAR ENDED                        YEAR ENDED
                                                                    APRIL 30, 2001                    APRIL 30, 2000
                                                           ================================   ===============================
                                                             SHARES          DOLLARS            SHARES          DOLLARS
                                                             =====           =======            =====           =======  =
GROWTH
 CLASS A SHARES:
 Shares sold ...........................................       330,537      $  10,006,235         439,339      $ 19,748,021
 Shares acquired through fund acquisition ..............             -                  -         251,174         5,338,412
 Shares issued to shareholders in reinvestment .........             -                  -          10,363           287,294
 Shares redeemed .......................................      (374,964)       (10,439,044)       (133,781)       (4,210,367)
                                                              --------      -------------        --------      ------------
  Net increase (decrease) ..............................       (44,427)     $    (432,809)        567,095      $ 21,163,360
                                                               =======      =============         =======      ============

----                                                                     ----

----                                                                     ----
ORBITEX GROUP OF FUNDS
--------------------------------------------------------------------------------
                                                                             80
Notes to Financial Statements (continued)
April 30, 2001
--------------------------------------------------------------------------------


                                                                      YEAR ENDED                        YEAR ENDED
                                                                    APRIL 30, 2001                    APRIL 30, 2000
                                                            ===============================   ==============================
                                                              SHARES          DOLLARS            SHARES         DOLLARS
                                                              =====           =======            ======         =======
 CLASS B SHARES:
 Shares sold ............................................       349,648      $  9,975,773        420,712      $ 18,613,958
 Shares issued to shareholders in reinvestment. .........             -                 -            748            20,672
 Shares redeemed ........................................      (291,491)       (7,912,411)       (23,656)         (906,041)
                                                               --------      ------------        -------      ------------
  Net increase ..........................................        58,157      $  2,063,362        397,804      $ 17,728,589
                                                                 ======      ============        =======      ============


                                                            YEAR ENDED                               PERIOD ENDED
                                                            APRIL 30, 2001                         APRIL 30, 2000*
                                                            =============================   ==============================
                                                              SHARES         DOLLARS         SHARES        DOLLARS
                                                            ======           ========       =====          ========
 CLASS C SHARES:
 Shares sold ............................................      118,217      $  3,391,054      26,996      $ 1,156,885
 Shares issued to shareholders in reinvestment. .........            -                 -           -                -
 Shares redeemed ........................................      (59,524)       (1,556,192)       (413)         (11,219)
                                                            ----------      ------------    --------      -----------
  Net increase ..........................................       58,693      $  1,834,862      26,583      $ 1,145,666
                                                                ======      ============      ======      ===========


                                                                    PERIOD ENDED
                                                                  APRIL 30, 2001***
                                                           ===============================
                                                              SHARES          DOLLARS
                                                              =======         ========
AMERIGO
 CLASS C SHARES:
 Shares sold ...........................................       225,093      $  3,254,195
 Shares issued to shareholders in reinvestment .........         3,264            46,786
 Shares redeemed .......................................        (8,136)         (112,706)
                                                              --------      ------------
  Net increase .........................................       220,221      $  3,188,275
                                                               =======      ============

                                                            YEAR ENDED                                   YEAR ENDED
                                                           APRIL 30, 2001                              APRIL 30, 2000
                                                           ===============================   ==================================
                                                              SHARES          DOLLARS          SHARES          DOLLARS
                                                           ===========     ============      ========          =======  =
 CLASS N SHARES:
 Shares sold ...........................................     1,000,416      $ 15,120,654     1,020,039        $ 15,631,548
 Shares issued to shareholders in reinvestment .........       135,442         1,947,048       20,037              303,361
 Shares redeemed .......................................      (536,992)       (7,507,463)    (365,670)          (5,548,053)
                                                           -----------      ------------     ---------        ------------
  Net increase .........................................       598,866      $  9,560,239      674,406         $ 10,386,856
                                                               =======      ============      =======         ============

                                                                    PERIOD ENDED
                                                                  APRIL 30, 2001***
                                                           ===============================
                                                              SHARES          DOLLARS
                                                           ===========     ============
CLERMONT
 CLASS C SHARES:
 Shares sold ...........................................         9,964      $    110,318
 Shares issued to shareholders in reinvestment .........             -                 -
 Shares redeemed .......................................             -                 -
                                                           -----------      ------------
  Net increase .........................................         9,964      $    110,318
                                                           ===========      ============

----                                                                     ----

----                                                                     ----
ORBITEX GROUP OF FUNDS
--------------------------------------------------------------------------------
                                                                             81
Notes to Financial Statements (continued)
April 30, 2001
--------------------------------------------------------------------------------


                                                           YEAR ENDED                                  YEAR ENDED
                                                           APRIL 30, 2001                            APRIL 30, 2000
                                                       ==============================   =================================
                                                            SHARES          DOLLARS          SHARES          DOLLARS
                                                           =======           ========       =======           ========
 CLASS N SHARES:
 Shares sold ...........................................       333,531      $  3,853,530        377,897      $  4,437,088
 Shares issued to shareholders in reinvestment .........        56,701           642,630         18,713           219,933
 Shares redeemed .......................................      (157,252)       (1,833,354)      (246,300)       (2,864,279)
                                                           -----------      ------------    -----------      ------------
  Net increase .........................................       232,980      $  2,662,806        150,310      $  1,792,742
                                                               =======      ============        =======      ============

----------
* The commencement of investment operations was January 14, 2000 for Info-Tech & Communications Fund Class C Shares, January 18, 2000 for Health & Biotechnology Fund Class C Shares and March 14, 2000 for Growth Fund Class C Shares.

** The commencement of investment operations was July 15, 1999 for Health & Biotechnology Fund Class A and Class B Shares.

*** The commencement of operations was August 1, 2000 for Financial Services Fund Class A, Class B and Class C Shares, July 13, 2000 for Amerigo Fund Class C Shares and January 10, 2001 for Clermont Fund Class C Shares.


7. BENEFICIAL INTEREST

At April 30, 2001, there were no shareholders owning more than 5% of any Fund's net assets.


8. SECURITIES LENDING

Under an agreement with Metropolitan West Securities Inc. ("MetWest"), the Funds can lend their portfolio securities to brokers, dealers and other financial institutions approved by the Board of Trustees. Loans are collateralized by cash, in an amount at least equal to the market value of the securities loaned, which are invested in investment grade securities and repurchase agreements in accordance with the Funds' Securities Lending Procedures. A portion of the income generated by the investment of the collateral, net of any rebates paid by MetWest to borrowers, is remitted to MetWest as lending agent, and the remainder is paid to the Fund. Generally, in the event of a counterparty default, the Fund has the right to use the collateral to offset losses incurred. There would be a potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral.

At April 30, 2001, the following Funds had securities on loan:




                                                  VALUE OF           VALUE OF
NAME OF FUND                                 LOANED SECURITIES      COLLATERAL
-----------------------------------------   ===================   ==============
Info-Tech & Communications Fund .........       $ 3,182,213        $ 3,583,200
Health & Biotechnology Fund .............        14,148,765         15,555,575

9. CAPITAL LOSS CARRYFORWARD

At April 30, 2001, the Growth Fund had unused capital losses of $8,106,013, of which $55,831, $247,128, $74,220, and $7,728,834 expires in 2002, 2006, 2007, and 2009.


----                                                                     ----

----                                                                     ----
ORBITEX GROUP OF FUNDS
--------------------------------------------------------------------------------
                                                                             82
Notes to Financial Statements (continued)
April 30, 2001
--------------------------------------------------------------------------------

Under current tax law, capital losses realized after October 31, may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended April 30, 2001, the following Funds have elected to defer losses occurring between November 1, 2000 and April 30, 2001 under these rules, as follows:

                                                CAPITAL        CURRENCY
                                                 LOSSES         LOSSES
NAME OF FUND                                    DEFERRED       DEFERRED
-----------------------------------------   ---------------   =========
Info-Tech & Communications Fund .........    $169,161,369
Health & Biotechnology Fund .............      37,150,277      $    -
Energy & Basic Materials Fund ...........               -       1,049
Financial Services Fund .................          49,273
Growth Fund .............................       9,748,663           -

Such deferred losses will be treated as arising on the first day of the fiscal year ending April 30, 2002.


10. COMMITMENTS AND CONTINGENCIES - LEGAL PROCEEDINGS

On February 8, 1999 and on June 2, 1999, suits were filed in the Thirteenth Judicial Circuit Court, Hillsborough County, Florida, against Steven H. Adler, a former director and officer of ASM, the former adviser, Vector, ASM, and, in the case of the latter suit, Mutual Funds Service Co., the former administrator, fund accountant, and transfer agent, alleging that Mr. Adler wrongfully diverted monies intended for or previously invested in ASM. The relief sought is the recovery of the investment amounts of approximately $2.7 million and interest thereon, additional general, consequential and incidental damages, legal costs and disbursements, and declaratory and injunctive relief to preclude the Fund dissipation of its assets. The Focus 30 Fund succeeded to the obligations of ASM with respect to these suits, including obligations of ASM to indemnify its officers and directors for which no officers and directors' insurance policy was in effect. At the present time, the liability of the Focus 30 Fund, if any, is not readily determinable.


11. REORGANIZATIONS

As of the close of business on June 2, 2000, the Amerigo Fund, a newly created portfolio, acquired all the net assets of CLS AdvisorOne Fund - Amerigo pursuant to a plan of reorganization approved by the shareholders of the Amerigo Fund on December 22, 1999. The acquisition was accomplished by a tax-free exchange, the details of which are outlined in the following schedule:


                                                  AT CLOSE OF BUSINESS JUNE 2, 2000
                                      ==========================================================
                                      CLS ADVISORONE FUND - AMERIGO     AMERIGO CLASS N SHARES     MERGED ASSETS
                                      ===============================   ========================   =================
Net Assets ........................   $38,349,528                                  -               $38,349,528
Shares Outstanding ................     2,330,584                                  -                2,330,584
Net Asset Value Per Share .........   $      16.45                                 -               $     16.45

The financial statements of the Fund reflect the historical financial results of CLS prior to the reorganization.

As of the close of business on June 2, 2000, the Clermont Fund, a newly created portfolio, acquired all the net assets of CLS AdvisorOne Fund - Clermont pursuant to a plan of reorganization approved by the shareholders of the Clermont Fund on December 22, 1999. The acquisition was accomplished by a tax-free exchange, the details of which are outlined in the following schedule:



----                                                                     ----

----                                                                     ----
ORBITEX GROUP OF FUNDS
--------------------------------------------------------------------------------
                                       83
Notes to Financial Statements (continued)
April 30, 2001
--------------------------------------------------------------------------------


                                                   AT CLOSE OF BUSINESS JUNE 2, 2000
                                      ============================================================
                                      CLS ADVISORONE FUND - CLERMONT     CLERMONT CLASS N SHARES     MERGED ASSETS
                                      ================================   =========================   =================
Net Assets ........................   $10,804,138                                   -                $10,804,138
Shares Outstanding ................       875,405                                   -                   875,405
Net Asset Value Per Share .........   $    12.34                                    -                $     12.34

The financial statements of the Fund reflect the historical financial results of CLS prior to the reorganization.

As of the close of business on July 9, 1999, the Focus 30 Fund, a newly created portfolio, acquired all the net assets of ASM pursuant to a plan of reorganization approved by the shareholders of ASM on July 2, 1999. The acquisition was accomplished by a tax-free exchange, the details of which are outlined in the following schedule:




                                                     AT CLOSE OF BUSINESS JULY 9, 1999
                                      ================================================================
                                          ASM          FOCUS 30 - CLASS D SHARES     MERGED ASSETS
                                          =====        ===========================   =================
Net Assets ........................    $ 19,898,870                -                 $19,898,870
Shares Outstanding ................         874,960                -                    874,960
Net Asset Value Per Share .........   $      22.74                 -                 $    22.74

The financial statements of the Focus 30 Fund reflect the historical financial statements of ASM prior to the reorganization. In 2000, the fiscal year end of the Focus 30 Fund was changed for financial reporting and tax purposes from October 31 to April 30 to coincide with the other Funds in the Trust.


12. FUND ACQUISITION

As of the close of business on September 17, 1999, the Growth Fund acquired all the net assets of the American Diversified Global Value Fund ("ADGVF") pursuant to a plan of reorganization approved by the sharehold-ers of ADGVF on September 10, 1999. The acquisition was completed by a tax-free exchange, the details of which are outlined in the following schedule:




                                          AT CLOSE OF BUSINESS SEPTEMBER 17, 1999
                                      ===============================================
                                         ADGVF         GROWTH FUND - CLASS A SHARES     MERGED ASSETS
                                         =====  =      ==============================   ==============
Net Assets ........................    $ 5,338,412     $1,210,513                       $ 6,548,925
Unrealized Appreciation ...........    $    96,531              -                                 -
Shares Outstanding ................        362,910         56,973                           308,147
Net Asset Value Per Share .........   $   14.71        $   21.25                        $   21.25

----                                                                     ----

----                                                                     ----
ORBITEX GROUP OF FUNDS
--------------------------------------------------------------------------------
                                                                             84
Report of Independent Accountants
--------------------------------------------------------------------------------

To the Trustees and Shareholders of the Orbitex Group of Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Orbitex Info-Tech & Communications Fund, Orbitex Health & Biotechnology Fund, Orbitex Energy & Basic Materials Fund (formerly Orbitex Strategic Natural Resources Fund), Orbitex Financial Services Fund, Orbitex Focus 30 Fund, Orbitex Growth Fund, Orbitex Amerigo Fund (formerly CLS Adviser One Fund-Amerigo), and Orbitex Clermont Fund (formerly CLS Adviser One Fund-Clermont) (collectively, the "Funds") at April 30, 2001, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The Financial Statements of Orbitex Amerigo Fund and Orbitex Clermont Fund for the year ended April 30, 2000, including the financial highlights for each of the periods prior to May 1, 2000, were audited by other independent accountants whose report dated June 6, 2000 expressed an unqualified opinion on those financial statements.


PricewaterhouseCoopers LLP
New York, NY
July 13, 2001